Exhibit 4
This instrument was prepared
under the supervision of:
R. Alexander Glenn, General Counsel
Florida Power Corporation
d/b/a Progress Energy Florida, Inc.
299 First Avenue North
St. Petersburg, Florida 33701

FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
TO
THE BANK OF NEW YORK MELLON, TRUSTEE

FORTY-NINTH
SUPPLEMENTAL INDENTURE
Dated as of March 1, 2010

This is a security agreement covering personal property as
well as a mortgage upon real estate and other property.
SUPPLEMENT TO INDENTURE
DATED AS OF JANUARY 1, 1944, AS SUPPLEMENTED

NOTE TO RECORDER:	Nonrecurring Intangible Taxes and Documentary Stamp Taxes have been collected by the Pinellas County Circuit Court Clerk. With respect to the Nonrecurring Intangible Taxes due, the Intangible Tax Base was calculated in compliance with Subsections (1) and (2) of Section 199.133 of the Florida Statutes and is $71,640,000.

TABLE OF CONTENTS*

*	The headings listed in this Table of Contents are for convenience only and should not be included for substantive purposes as part of this Supplemental Indenture.

RECITALS
     SUPPLEMENTAL INDENTURE, dated as of the 1st day of March 2010, made and entered into by and between FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC., a corporation of the State of Florida (hereinafter sometimes called the “Company”), party of the first part, and THE BANK OF NEW YORK MELLON (formerly known of record as The Bank of New York), a New York banking corporation, whose post office address is 101 Barclay Street, New York, New York 10286, (hereinafter sometimes called the “Trustee”), as Trustee, party of the second part.
WHEREAS, the Company has heretofore executed and delivered an indenture of mortgage and deed of trust, titled the Indenture, dated as of January 1, 1944, and the same has been recorded in the public records and on the dates listed on Exhibit A hereto, and for the purpose of preventing the extinguishment of said Indenture under Chapter 712, Florida Statutes, the above-referred-to Indenture applicable to each county in which this instrument is recorded is hereby incorporated herein and made a part hereof by this reference thereto (said Indenture is hereinafter referred to as the “Original Indenture” and with the below-mentioned forty-eight Supplemental Indentures and this Supplemental Indenture and all other indentures, if any, supplemental to the Original Indenture collectively referred to as the “Indenture”), in and by which the Company conveyed and mortgaged to the Trustee certain property therein described to secure the payment of all bonds of the Company to be issued thereunder in one or more series; and
WHEREAS, pursuant to and under the terms of the Original Indenture, the Company issued $16,500,000 First Mortgage Bonds, 3 3/8% Series due 1974; and
WHEREAS, subsequent to the date of the execution and delivery of the Original Indenture, the Company has from time to time executed and delivered forty-eight indentures supplemental to the Original Indenture (collectively, the “Supplemental Indentures”), providing for the creation of additional series of bonds secured by the Original Indenture and/or for amendment of certain terms and provisions of the Original Indenture and of indentures supplemental thereto, such Supplemental Indentures, and the purposes thereof, being as follows:

Supplemental Indenture
and Date	Providing for:
First July 1, 1946	$4,000,000 First Mortgage Bonds, 2 7/8% Series due 1974
Second November 1, 1948	$8,500,000 First Mortgage Bonds, 3 1/4% Series due 1978
Third July 1, 1951	$14,000,000 First Mortgage Bonds, 3 3/8% Series due 1981
Fourth November 1, 1952	$15,000,000 First Mortgage Bonds, 3 3/8% Series due 1982
Fifth November 1, 1953	$10,000,000 First Mortgage Bonds, 3 5/8% Series due 1983

Supplemental Indenture
and Date	Providing for:
Sixth July 1, 1954	$12,000,000 First Mortgage Bonds, 3 1/8% Series due 1984
Seventh July 1, 1956	$20,000,000 First Mortgage Bonds, 3 7/8% Series due 1986, and amendment of certain provisions of the Original Indenture
Eighth July 1, 1958	$25,000,000 First Mortgage Bonds, 4 1/8% Series due 1988, and amendment of certain provisions of the Original Indenture
Ninth October 1, 1960	$25,000,000 First Mortgage Bonds, 4 3/4% Series due 1990
Tenth May 1, 1962	$25,000,000 First Mortgage Bonds, 4 1/4% Series due 1992
Eleventh April 1, 1965	$30,000,000 First Mortgage Bonds, 4 5/8% Series due 1995
Twelfth November 1, 1965	$25,000,000 First Mortgage Bonds, 4 7/8% Series due 1995
Thirteenth August 1, 1967	$25,000,000 First Mortgage Bonds, 6 1/8% Series due 1997
Fourteenth November 1, 1968	$30,000,000 First Mortgage Bonds, 7% Series due 1998
Fifteenth August 1, 1969	$35,000,000 First Mortgage Bonds, 7 7/8% Series due 1999
Sixteenth February 1, 1970	Amendment of certain provisions of the Original Indenture
Seventeenth November 1, 1970	$40,000,000 First Mortgage Bonds, 9% Series due 2000
Eighteenth October 1, 1971	$50,000,000 First Mortgage Bonds, 7 3/4% Series due 2001
Nineteenth June 1, 1972	$50,000,000 First Mortgage Bonds, 7 3/8% Series due 2002
Twentieth November 1, 1972	$50,000,000 First Mortgage Bonds, 7 1/4% Series A due 2002
Twenty-First June 1, 1973	$60,000,000 First Mortgage Bonds, 7 3/4% Series due 2003
Twenty-Second December 1, 1973	$70,000,000 First Mortgage Bonds, 8% Series A due 2003
Twenty-Third October 1, 1976	$80,000,000 First Mortgage Bonds, 8 3/4% Series due 2006
Twenty-Fourth April 1, 1979	$40,000,000 First Mortgage Bonds, 6 3/4-6 7/8% Series due 2004-2009
Twenty-Fifth April 1, 1980	$100,000,000 First Mortgage Bonds, 13 5/8% Series due 1987
Twenty-Sixth November 1, 1980	$100,000,000 First Mortgage Bonds, 13.30% Series A due 1990

Supplemental Indenture
and Date	Providing for:
Twenty-Seventh November 15, 1980	$38,000,000 First Mortgage Bonds, 10-10 1/4% Series due 2000-2010
Twenty-Eighth May 1, 1981	$50,000,000 First Mortgage Bonds, 9 1/4% Series A due 1984
Twenty-Ninth September 1, 1982	Amendment of certain provisions of the Original Indenture
Thirtieth October 1, 1982	$100,000,000 First Mortgage Bonds, 13 1/8% Series due 2012
Thirty-First November 1, 1991	$150,000,000 First Mortgage Bonds, 8 5/8% Series due 2021
Thirty-Second December 1, 1992	$150,000,000 First Mortgage Bonds, 8% Series due 2022
Thirty-Third December 1, 1992	$75,000,000 First Mortgage Bonds, 6 1/2% Series due 1999
Thirty-Fourth February 1, 1993	$80,000,000 First Mortgage Bonds, 6-7/8% Series due 2008
Thirty-Fifth March 1, 1993	$70,000,000 First Mortgage Bonds, 6-1/8% Series due 2003
Thirty-Sixth July 1, 1993	$110,000,000 First Mortgage Bonds, 6% Series due 2003
Thirty-Seventh December 1, 1993	$100,000,000 First Mortgage Bonds, 7% Series due 2023
Thirty-Eighth July 25, 1994	Appointment of First Chicago Trust Company of New York as successor Trustee and resignation of former Trustee and Co-Trustee
Thirty-Ninth July 1, 2001	$300,000,000 First Mortgage Bonds, 6.650% Series due 2011
Fortieth July 1, 2002	$240,865,000 First Mortgage Bonds in three series as follows: (i) $108,550,000 Pollution Control Series 2002A Bonds due 2027; (ii) $100,115,000 Pollution Control Series 2002B Bonds due 2022; and (iii) $32,200,000 Pollution Control Series 2002C Bonds due 2018; and reservation of amendment of certain provisions of the Original Indenture
Forty-First February 1, 2003	$650,000,000 First Mortgage Bonds in two series as follows: (i) $425,000,000 4.80% Series due 2013 and (ii) $225,000,000 5.90% Series due 2033; and reservation of amendment of certain provisions of the Original Indenture

Supplemental Indenture
and Date	Providing for:
Forty-Second April 1, 2003	Amendment of certain provisions of the Original Indenture; appointment of Bank One, N.A. as successor Trustee and resignation of former Trustee; and reservation of amendment of certain provisions of the Original Indenture
Forty-Third November 1, 2003	$300,000,000 First Mortgage Bonds, 5.10% Series due 2015; and reservation of amendment of certain provisions of the Original Indenture
Forty-Fourth August 1, 2004	Amendment of certain provisions of the Original Indenture
Forty-Fifth May 1, 2005	$300,000,000 First Mortgage Bonds, 4.50% Series due 2010
Forty-Sixth September 1, 2007	$750,000,000 First Mortgage Bonds in two series as follows: (i) $250,000,000 5.80% Series due 2017 and (ii) $500,000,000 6.35% Series due 2037
Forty-Seventh December 1, 2007	Appointment of The Bank of New York Mellon as successor Trustee and resignation of former Trustee
Forty-Eighth June 1, 2008	$1,500,000,000 First Mortgage Bonds in two series as follows: (i) $500,000,000 5.65% Series due 2018 and (ii) $1,000,000,000 6.40% Series due 2038
WHEREAS, the Supplemental Indentures have each been recorded in the public records of the counties listed on Exhibit A hereto, on the dates and in the official record books and at the page numbers listed thereon; and
WHEREAS, subsequent to the date of the execution and delivery of the Forty-Eighth Supplemental Indenture the Company has purchased, constructed or otherwise acquired certain property hereinafter referred to, and the Company desires by this Supplemental Indenture to confirm the lien of the Original Indenture on such property; and
WHEREAS, pursuant to the Forty-Seventh Supplemental Indenture, JPMorgan Chase Bank, N.A., resigned as Trustee and The Bank of New York Mellon was appointed as the successor Trustee, effective December 13, 2007; and
WHEREAS, The Bank of New York Mellon is eligible and qualified to serve as Trustee under the Indenture; and
WHEREAS, the Company desires by this Supplemental Indenture to create two new series of bonds to be designated as (i) First Mortgage Bonds, 4.55% Series due 2020 (the “2020 Bonds”) and (ii) First Mortgage Bonds, 5.65% Series due 2040 (the “2040 Bonds” and together with the 2020 Bonds, sometimes herein collectively called the “New Series Bonds”), to be issued under the Original Indenture pursuant to Section 2.01 of the Original Indenture, and also desires to deliver to the Trustee prior to or simultaneously with the authentication and delivery of the initial issue of Six Hundred Million Dollars ($600,000,000) principal amount of New Series Bonds pursuant to Section 4.03 of the Original Indenture the documents and instruments required by said section; and
WHEREAS, the Company in the exercise of the powers and authority conferred upon and reserved to it under and by virtue of the Indenture, and pursuant to the resolutions of its Board of Directors (as defined in the Indenture, which definition includes any duly authorized committee of the Board of Directors, including the First Mortgage Bond Indenture Committee of the Board of Directors) has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and
WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;
NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That Florida Power Corporation d/b/a Progress Energy Florida, Inc., in consideration of the premises and of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued and to be issued under the Indenture, according to their tenor and effect, does hereby confirm the grant, sale, resale, conveyance, assignment, transfer, mortgage and pledge of the property described in the Original Indenture and the Supplemental Indentures (except such properties or interests therein as may have been released or sold or disposed of in whole or in part as permitted by the provisions of the Original Indenture), and hath granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents doth grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto The Bank of New York Mellon, as Trustee, and to its successors in the trust and to its successors and assigns, forever, all property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution of this Supplemental Indenture or which may be hereafter acquired by it, including (but not limited to) all property which it has acquired subsequent to the date of execution of the Forty-Eighth Supplemental Indenture and situated in the State of Florida, including without limitation the property described on Exhibit B hereto (in all cases, except such property as is expressly excepted by the Original Indenture from the lien and operation thereof); and without in any way limiting or impairing by the enumeration of the same the scope and intent of the foregoing, all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all power houses, facilities for utilization of natural gas, street lighting systems, if any, standards and other equipment incidental thereto, telephone, radio and television systems, microwave systems, facilities for utilization of water, steam heat and hot water plants, if any, all substations, lines, service and supply systems, bridges, culverts, tracks, offices, buildings and other structures and equipment and fixtures thereof; all machinery, engines, boilers, dynamos, electric machines, regulators, meters, transformers, generators, motors, electrical and mechanical appliances, conduits, cables, pipes, fittings, valves and connections, poles (wood, metal and concrete), and transmission lines, wires, cables, conductors, insulators, tools, implements, apparatus, furniture, chattels, and choses in action; all municipal and other franchises, consents, licenses or permits; all lines for the distribution of electric current, gas, steam heat or water for any purpose including towers, poles (wood, metal and concrete), wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights-of-way and other rights in or relating to real estate or the use and occupancy of the same (except as herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted); all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore, or in the Original Indenture and said Supplemental Indentures, described.
IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any property herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted) shall, subject to the provisions of Section 9.01 of the Original Indenture and to the extent permitted by law, be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby.
TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to the aforesaid mortgaged property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 9.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid mortgaged property and every part and parcel thereof.
TO HAVE AND TO HOLD THE SAME unto The Bank of New York Mellon, the Trustee, and its successors in the trust and its assigns forever, but IN TRUST NEVERTHELESS upon the terms and trusts set forth in the Indenture, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued under the Indenture, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason or priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions of Sections 10.03 and 10.12 of the Original Indenture.
SUBJECT, HOWEVER, to the reservations, exceptions, conditions, limitations and restrictions contained in the several deeds, servitudes and contracts or other instruments through which the Company acquired, and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in the Original Indenture as “excepted encumbrances” in so far as the same may attach to any of the property embraced herein.
Without derogating from the security and priority presently afforded by the Indenture and by law for all of the bonds of the Company that have been, are being, and may in the future be, issued pursuant to the Indenture, for purposes of obtaining any additional benefits and security provided by Section 697.04 of the Florida Statutes, the following provisions of this paragraph shall be applicable. The Indenture also shall secure the payment of both principal and interest and premium, if any, on the bonds from time to time hereafter issued pursuant to the Indenture, according to their tenor and effect, and the performance and observance of all the provisions of the Indenture (including any indentures supplemental thereto and any modification or alteration thereof made as therein provided), whether the issuance of such bonds may be optional or mandatory, and for any purpose, within twenty (20) years from the date of this Supplemental Indenture. The total amount of indebtedness secured by the Indenture may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount of $10,000,000,000, plus interest and premium, if any, as well as any disbursements made for the payment of taxes, levies or insurance on the property encumbered by the Indenture, with interest on those disbursements, plus any increase in the principal balance as the result of negative amortization or deferred interest. For purposes of Section 697.04 of the Florida Statutes, the Original Indenture, as well as all of the indentures supplemental thereto that have been executed prior to the date of this Supplemental Indenture, are incorporated herein by this reference with the same effect as if they had been set forth in full herein.
And, upon the consideration hereinbefore set forth, the Company does hereby covenant and agree to and with the Trustee and its successors in trust under the Indenture for the benefit of those who shall hold bonds and coupons issued and to be issued under the Indenture, as follows:
ARTICLE I
THE NEW SERIES BONDS
A. FIRST MORTGAGE BONDS, 4.55% SERIES DUE 2020
Section 1. The Company hereby creates a new series of bonds, not limited in principal amount except as provided in the Original Indenture, to be issued under and secured by the Original Indenture, to be designated by the title “First Mortgage Bonds, 4.55% Series due 2020.” The initial issue of the 2020 Bonds shall consist of Two Hundred Fifty Million Dollars ($250,000,000) principal amount thereof. Subject to the terms of the Indenture, the principal amount of the 2020 Bonds is unlimited. The Company may, at its option in the future, issue additional 2020 Bonds.
The 2020 Bonds shall be issued only as registered bonds without coupons in the denomination of Two Thousand Dollars ($2,000) and any integral multiple of One Thousand Dollars ($1,000) above that amount.
Section 2. (a) The 2020 Bonds shall be issued in registered form without coupons and shall be issued initially in the form of one or more Global Bonds (each such Global Bond, a “2020 Global Bond”) to or on behalf of The Depository Trust Company (“DTC”), as Depositary therefor, and registered in the name of such Depositary or its nominee. Any 2020 Bonds to be issued or transferred to, or to be held by or on behalf of DTC as such Depositary or such nominee (or any successor of such nominee) for such purpose shall bear the depositary legends in substantially the form set forth at the top of the form of the 2020 Bonds in Section C of this Article I, unless otherwise agreed by the Company, and in the case of a successor Depositary, such legend or legends as such Depositary and/or the Company shall require and to which each shall agree, in each case such agreement to be confirmed in writing to the Trustee. Principal of, and interest on, the 2020 Bonds and the Make-Whole Redemption Price (as defined below), if applicable, will be payable, the transfer of the 2020 Bonds will be registrable and the 2020 Bonds will be exchangeable for the 2020 Bonds bearing identical terms and provisions, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holders thereof at their registered address; and further provided, however, that with respect to a 2020 Global Bond, the Company may make payments of principal of, and interest on, the 2020 Global Bond and the Make-Whole Redemption Price, if applicable, and interest on such 2020 Global Bond pursuant to and in accordance with such arrangements as are agreed upon by the Company and the Depositary for such 2020 Global Bond. The New Series Bonds shall have the terms set forth in the form of the New Series Bond set forth in Section C of this Article I.
(b) Notwithstanding any other provision of this Subsection A.2 of this Article I or of Section 2.03 of the Original Indenture, except as contemplated by the provisions of paragraph (c) below, a 2020 Global Bond may be transferred, in whole but not in part and in the manner provided in Section 2.03 of the Original Indenture, only to a nominee of the Depositary for such 2020 Global Bond, or to the Depositary, or to a successor Depositary for such 2020 Global Bond selected or approved by the Company, or to a nominee of such successor Depositary.
(c) (1) If at any time the Depositary for a 2020 Global Bond notifies the Company that it is unwilling or unable to continue as the Depositary for such 2020 Global Bond or if at any time the Depositary for a 2020 Global Bond shall no longer be eligible or in good standing under any applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such 2020 Global Bond. If a successor Depositary for such 2020 Global Bond is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of 2020 Bonds in the form of definitive certificates in exchange for such 2020 Global Bond, will authenticate and deliver, without service charge, 2020 Bonds in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of the 2020 Global Bond in exchange for such 2020 Global Bond. Such 2020 Bonds will be issued to and registered in the name of such person or persons as are specified by the Depositary.
     (2) The Company may at any time and in its sole discretion determine that any 2020 Bonds issued or issuable in the form of one or more 2020 Global Bonds shall no longer be represented by such 2020 Global Bond or Bonds. In any such event the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of 2020 Bonds in the form of definitive certificates in exchange in whole or in part for such 2020 Global Bond or Bonds, will authenticate and deliver, without service charge, to each person specified by the Depositary, 2020 Bonds in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of such 2020 Global Bond or the aggregate principal amount of such 2020 Global Bonds in exchange for such 2020 Global Bond or Bonds.

     (3) If the Company so elects in an officer’s certificate, the Depositary may surrender 2020 Bonds issued in the form of a 2020 Global Bond in exchange in whole or in part for 2020 Bonds in the form of definitive certificates of like tenor and terms on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (A) to each person specified by such Depositary a new 2020 Bond or Bonds of like tenor and terms and any authorized denomination as requested by such person in aggregate principal amount equal to and in exchange for such person’s beneficial interest in the 2020 Global Bond; and (B) to such Depositary a new 2020 Global Bond of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered 2020 Global Bond and the aggregate principal amount of 2020 Bonds delivered to holders thereof.
     (4) In any exchange provided for in any of the preceding three subparagraphs, the Company shall execute and the Trustee shall authenticate and deliver 2020 Bonds in the form of definitive certificates in authorized denominations. Upon the exchange of the entire principal amount of a 2020 Global Bond for 2020 Bonds in the form of definitive certificates, such 2020 Global Bond shall be canceled by the Trustee. Except as provided in the immediately preceding subparagraph, 2020 Bonds issued in exchange for a 2020 Global Bond pursuant to Subsection A.2 of this Article I shall be registered in such names and in such authorized denominations as the Depositary for such 2020 Global Bond, acting pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Provided that the Company and the Trustee have so agreed, the Trustee shall deliver such 2020 Bonds to the persons in whose names the 2020 Bonds are so to be registered.
     (5) Any endorsement of a 2020 Global Bond to reflect the principal amount thereof, or any increase or decrease in such principal amount, shall be made in such manner and by such person or persons as shall be specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such 2020 Global Bond or in the Company order delivered or to be delivered pursuant to Section 4.07 of the Original Indenture with respect thereto. Subject to the provisions of Section 4.07 of the Original Indenture, the Trustee shall deliver and redeliver any such 2020 Global Bond in the manner and upon instructions given by the person or persons specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such 2020 Global Bond or in any applicable Company order. If a Company order pursuant to Section 4.07 of the Original Indenture is so delivered, any instructions by the Company with respect to such 2020 Global Bond contained therein shall be in writing but need not be accompanied by or contained in an officer’s certificate and need not be accompanied by an opinion of counsel.
     (6) The Depositary or, if there be one, its nominee, shall be the holder of a 2020 Global Bond for all purposes under the Indenture and the 2020 Bonds and beneficial owners with respect to such 2020 Global Bond shall hold their interests pursuant to applicable procedures of such Depositary. The Company, the Trustee and any bond registrar shall be entitled to deal with such Depositary for all purposes of the Indenture relating to such 2020 Global Bond (including the payment of principal, the Make-Whole Redemption Price, if applicable, and interest and the giving of instructions or directions by or to the beneficial owners of such 2020 Global Bond as the sole holder of such 2020 Global Bond and shall have no obligations to the beneficial owners thereof (including any direct or indirect participants in such Depositary)). None of the Company, the Trustee, any paying agent or bond registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a beneficial owner in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such 2020 Global Bond or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.
Section 3. March 25, 2010 shall be the date of the beginning of the first interest period for the 2020 Bonds. The first Interest Payment Date (as defined below) shall be October 1, 2010. The 2020 Bonds shall be dated as provided in Section 2.01 of the Original Indenture. The 2020 Bonds shall be payable on April 1, 2020, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and shall bear interest, payable in like coin or currency, at the rate of 4.55% per annum, payable semiannually on April 1 and October 1 of each year (each an “Interest Payment Date”) to the persons in whose names the 2020 Bonds are registered at the close of business on the tenth calendar day next preceding the Interest Payment Date (i.e., March 22 and September 21, respectively) (each a “Regular Record Date”), provided, however, that so long as the 2020 Bonds are registered in the name of DTC, its nominee or a successor depository, the Regular Record Date for interest payable on any Interest Payment Date shall be the close of business on the business day immediately preceding such Interest Payment Date (each subject to certain exceptions provided in this Supplemental Indenture and the Indenture), until maturity, according to the terms of the bonds or on prior redemption or by declaration or otherwise, and at the highest rate of interest borne by any of the bonds outstanding under the Indenture from such date of maturity until they shall be paid or payment thereof shall have been duly provided for. Principal of, and interest on, the 2020 Bonds and the Make-Whole Redemption Price, if applicable, shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York; provided, however, that payment of interest may be made, at the option of the Company, by check mailed by the Company or its affiliate to the person entitled thereto at his registered address. If a due date for the payment of interest, principal or the Make-Whole Redemption Price, if applicable, falls on a day that is not a business day, then the payment will be made on the next succeeding business day, and no interest will accrue on the amounts payable for the period from and after the original due date and until the next business day. The term “business day” means any day other than a Saturday or Sunday or day on which banking institutions in the City of New York are required or authorized to close.
The 2020 Bonds may be redeemed at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a make-whole redemption price (the “Make-Whole Redemption Price”). The Make-Whole Redemption Price shall be equal to the greater of (i) 100% of the principal amount of the 2020 Bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2020 Bonds being redeemed, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus in each case accrued and unpaid interest on the principal amount being redeemed to the redemption date.
“Comparable Treasury Issue,” means the United States Treasury security or securities selected by an Independent Investment Banker (as defined below) as having an actual or interpolated maturity comparable to the remaining term of the 2020 Bonds being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such 2020 Bonds.
“Comparable Treasury Price,” means, with respect to any redemption date, the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date.
“Independent Investment Banker,” means one of the Reference Treasury Dealer(s) (as defined below) selected by the Company.
“Reference Treasury Dealer,” means Bank of America Securities LLC or J.P. Morgan Securities Inc., and their respective successors, and one additional primary U.S. Government securities dealer in The City of New York (each a “primary treasury dealer”) selected by the Company. If any Reference Treasury Dealer shall cease to be a primary treasury dealer, the Company will substitute another primary treasury dealer for that dealer.
“Reference Treasury Dealer Quotations,” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.
“Treasury Rate,” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to actual or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.
So long as the 2020 Bonds are registered in the name of DTC, its nominee or a successor depositary, if the Company elects to redeem less than all of the 2020 Bonds, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in the 2020 Bonds to be redeemed. At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular 2020 Bonds, or portions of them, to be redeemed.
The 2020 Bonds shall also be redeemable, as a whole but not in part, at the Make-Whole Redemption Price in the event that (i) all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all of the bonds of all series, the redemption date in any such event to be not more than one hundred twenty (120) days after the date on which all said stock is so acquired or (ii) all, or substantially all, the mortgaged and pledged property constituting bondable property which at the time shall be subject to the lien of the Indenture as a first lien shall be released from the lien of the Indenture pursuant to the provisions thereof, and available moneys in the hands of the Trustee, including any moneys deposited by the Company available for the purpose, are sufficient to redeem all the bonds of all series at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.

Notice of redemption shall be given by mail not less than 30 nor more than 90 days prior to the date fixed for redemption to the holders of 2020 Bonds to be redeemed (which, as long as the 2020 Bonds are held in the book-entry only system, will be the Depository, its nominee or a successor depository). On and after the date fixed for redemption (unless the Company defaults in the payment of the Make-Whole Redemption Price and interest accrued thereon to such date), interest on the 2020 Bonds or the portions of them so called for redemption shall cease to accrue. If the Company elects to redeem any 2020 Bonds, the Company will notify the Trustee of its election at least 45 days prior to the redemption date (or a shorter period acceptable to the Trustee) including in such notice, a reasonably detailed computation of the Make-Whole Redemption Price.
The 2020 Bonds of the several denominations are exchangeable for a like aggregate principal amount of other 2020 Bonds of other authorized denominations. Notwithstanding the provisions of Section 2.03 of the Original Indenture, for any exchange of the 2020 Bonds for other 2020 Bonds of different authorized denominations, or for any transfer of 2020 Bonds, the Company may require the payment of a sum sufficient to reimburse it for any tax or other governmental charge incident thereto only. The 2020 Bonds may be presented for transfer or exchange at the corporate trust office of the Trustee in New York, New York.
B. FIRST MORTGAGE BONDS, 5.65% SERIES DUE 2040
Section 1. The Company hereby creates a new series of bonds, not limited in principal amount except as provided in the Original Indenture, to be issued under and secured by the Original Indenture, to be designated by the title “First Mortgage Bonds, 5.65% Series due 2040.” The initial issue of the 2040 Bonds shall consist of Three Hundred Fifty Million Dollars ($350,000,000) principal amount thereof. Subject to the terms of the Indenture, the principal amount of the 2040 Bonds is unlimited. The Company may, at its option in the future, issue additional 2040 Bonds.
The 2040 Bonds shall be issued only as registered bonds without coupons in the denomination of Two Thousand Dollars ($2,000) and any integral multiple of One Thousand Dollars ($1,000) above that amount.
Section 2. (a) The 2040 Bonds shall be issued in registered form without coupons and shall be issued initially in the form of one or more Global Bonds (each such Global Bond, a “2040 Global Bond”) to or on behalf of The Depository Trust Company (“DTC”), as Depositary therefor, and registered in the name of such Depositary or its nominee. Any 2040 Bonds to be issued or transferred to, or to be held by or on behalf of DTC as such Depositary or such nominee (or any successor of such nominee) for such purpose shall bear the depositary legends in substantially the form set forth at the top of the form of the 2040 Bonds in Section C of this Article I, unless otherwise agreed by the Company, and in the case of a successor Depositary, such legend or legends as such Depositary and/or the Company shall require and to which each shall agree, in each case such agreement to be confirmed in writing to the Trustee. Principal of, and interest on, the 2040 Bonds and the Make-Whole Redemption Price (as defined below), if applicable, will be payable, the transfer of the 2040 Bonds will be registrable and the 2040 Bonds will be exchangeable for the 2040 Bonds bearing identical terms and provisions, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holders thereof at their registered address; and further provided, however, that with respect to a 2040 Global Bond, the Company may make payments of principal of, and interest on, the 2040 Global Bond and the Make-Whole Redemption Price, if applicable, and interest on such 2040 Global Bond pursuant to and in accordance with such arrangements as are agreed upon by the Company and the Depositary for such 2040 Global Bond. The 2040 Bonds shall have the terms set forth in the form of the 2040 Bond set forth in Section C of this Article I.
(b) Notwithstanding any other provision of this Subsection B.2 of this Article I or of Section 2.03 of the Original Indenture, except as contemplated by the provisions of paragraph (c) below, a 2040 Global Bond may be transferred, in whole but not in part and in the manner provided in Section 2.03 of the Original Indenture, only to a nominee of the Depositary for such 2040 Global Bond, or to the Depositary, or to a successor Depositary for such 2040 Global Bond selected or approved by the Company, or to a nominee of such successor Depositary.
(c) (1) If at any time the Depositary for a 2040 Global Bond notifies the Company that it is unwilling or unable to continue as the Depositary for such 2040 Global Bond or if at any time the Depositary for a 2040 Global Bond shall no longer be eligible or in good standing under any applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such 2040 Global Bond. If a successor Depositary for such 2040 Global Bond is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of 2040 Bonds in the form of definitive certificates in exchange for such 2040 Global Bond, will authenticate and deliver, without service charge, 2040 Bonds in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of the 2040 Global Bond in exchange for such 2040 Global Bond. Such 2040 Bonds will be issued to and registered in the name of such person or persons as are specified by the Depositary.
     (2) The Company may at any time and in its sole discretion determine that any 2040 Bonds issued or issuable in the form of one or more 2040 Global Bonds shall no longer be represented by such 2040 Global Bond or Bonds. In any such event the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of 2040 Bonds in the form of definitive certificates in exchange in whole or in part for such 2040 Global Bond or Bonds, will authenticate and deliver, without service charge, to each person specified by the Depositary, 2040 Bonds in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of such 2040 Global Bond or the aggregate principal amount of such 2040 Global Bonds in exchange for such 2040 Global Bond or Bonds.
     (3) If the Company so elects in an officer’s certificate, the Depositary may surrender 2040 Bonds issued in the form of a 2040 Global Bond in exchange in whole or in part for 2040 Bonds in the form of definitive certificates of like tenor and terms on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (A) to each person specified by such Depositary a new 2040 Bond or Bonds of like tenor and terms and any authorized denomination as requested by such person in aggregate principal amount equal to and in exchange for such person’s beneficial interest in the 2040 Global Bond; and (B) to such Depositary a new 2040 Global Bond of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered 2040 Global Bond and the aggregate principal amount of 2040 Bonds delivered to holders thereof.
     (4) In any exchange provided for in any of the preceding three subparagraphs, the Company shall execute and the Trustee shall authenticate and deliver 2040 Bonds in the form of definitive certificates in authorized denominations. Upon the exchange of the entire principal amount of a 2040 Global Bond for 2040 Bonds in the form of definitive certificates, such 2040 Global Bond shall be canceled by the Trustee. Except as provided in the immediately preceding subparagraph, 2040 Bonds issued in exchange for a 2040 Global Bond pursuant to Subsection B.2 of this Article I shall be registered in such names and in such authorized denominations as the Depositary for such 2040 Global Bond, acting pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Provided that the Company and the Trustee have so agreed, the Trustee shall deliver such 2040 Bonds to the persons in whose names the 2040 Bonds are so to be registered.
     (5) Any endorsement of a 2040 Global Bond to reflect the principal amount thereof, or any increase or decrease in such principal amount, shall be made in such manner and by such person or persons as shall be specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such 2040 Global Bond or in the Company order delivered or to be delivered pursuant to Section 4.07 of the Original Indenture with respect thereto. Subject to the provisions of Section 4.07 of the Original Indenture, the Trustee shall deliver and redeliver any such 2040 Global Bond in the manner and upon instructions given by the person or persons specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such 2040 Global Bond or in any applicable Company order. If a Company order pursuant to Section 4.07 of the Original Indenture is so delivered, any instructions by the Company with respect to such 2040 Global Bond contained therein shall be in writing but need not be accompanied by or contained in an officer’s certificate and need not be accompanied by an opinion of counsel.
     (6) The Depositary or, if there be one, its nominee, shall be the holder of a 2040 Global Bond for all purposes under the Indenture and the 2040 Bonds and beneficial owners with respect to such 2040 Global Bond shall hold their interests pursuant to applicable procedures of such Depositary. The Company, the Trustee and any bond registrar shall be entitled to deal with such Depositary for all purposes of the Indenture relating to such 2040 Global Bond (including the payment of principal, the Make-Whole Redemption Price, if applicable, and interest and the giving of instructions or directions by or to the beneficial owners of such 2040 Global Bond as the sole holder of such 2040 Global Bond and shall have no obligations to the beneficial owners thereof (including any direct or indirect participants in such Depositary)). None of the Company, the Trustee, any paying agent or bond registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a beneficial owner in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such 2040 Global Bond or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Section 3. March 25, 2010 shall be the date of the beginning of the first interest period for the 2040 Bonds. The first Interest Payment Date (as defined below) shall be October 1, 2010. The 2040 Bonds shall be dated as provided in Section 2.01 of the Original Indenture. The 2040 Bonds shall be payable on April 1, 2040 in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and shall bear interest, payable in like coin or currency, at the rate of 5.65% per annum, payable semiannually on April 1 and October 1 of each year (each an “Interest Payment Date”) to the persons in whose names the 2040 Bonds are registered at the close of business on the tenth calendar day next preceding the Interest Payment Date (i.e., March 22 and September 21, respectively) (each a “Regular Record Date”), provided, however, that so long as the 2040 Bonds are registered in the name of DTC, its nominee or a successor depository, the Regular Record Date for interest payable on any Interest Payment Date shall be the close of business on the business day immediately preceding such Interest Payment Date (each subject to certain exceptions provided in this Supplemental Indenture and the Indenture), until maturity, according to the terms of the bonds or on prior redemption or by declaration or otherwise, and at the highest rate of interest borne by any of the bonds outstanding under the Indenture from such date of maturity until they shall be paid or payment thereof shall have been duly provided for. Principal of, and interest on, the 2040 Bonds and the Make-Whole Redemption Price, if applicable, shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York; provided, however, that payment of interest may be made, at the option of the Company, by check mailed by the Company or its affiliate to the person entitled thereto at his registered address. If a due date for the payment of interest, principal or the Make-Whole Redemption Price, if applicable, falls on a day that is not a business day, then the payment will be made on the next succeeding business day, and no interest will accrue on the amounts payable for the period from and after the original due date and until the next business day. The term “business day” means any day other than a Saturday or Sunday or day on which banking institutions in the City of New York are required or authorized to close.
The 2040 Bonds may be redeemed at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a make-whole redemption price (the “Make-Whole Redemption Price”). The Make-Whole Redemption Price shall be equal to the greater of (i) 100% of the principal amount of the 2040 Bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 2040 Bonds being redeemed, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus in each case accrued and unpaid interest on the principal amount being redeemed to the redemption date.
“Comparable Treasury Issue,” means the United States Treasury security or securities selected by an Independent Investment Banker (as defined below) as having an actual or interpolated maturity comparable to the remaining term of the 2040 Bonds being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such 2040 Bonds.
“Comparable Treasury Price,” means, with respect to any redemption date, the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date.

“Independent Investment Banker,” means one of the Reference Treasury Dealer(s) (as defined below) appointed by the Company.
“Reference Treasury Dealer,” means Banc of America Securities LLC or J.P. Morgan Securities Inc., and their respective successors, and one additional primary U.S. Government securities dealer in The City of New York (each a “primary treasury dealer”) selected by the Company. If any Reference Treasury Dealer shall cease to be a primary treasury dealer, the Company will substitute another primary treasury dealer for that dealer.
“Reference Treasury Dealer Quotations,” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.
“Treasury Rate,” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to actual or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.
So long as the 2040 Bonds are registered in the name of DTC, its nominee or a successor depositary, if the Company elects to redeem less than all of the 2040 Bonds, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in the 2040 Bonds to be redeemed. At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular 2040 Bonds, or portions of them, to be redeemed.
The 2040 Bonds shall also be redeemable, as a whole but not in part, at the Make-Whole Redemption Price in the event that (i) all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all of the bonds of all series, the redemption date in any such event to be not more than one hundred twenty (120) days after the date on which all said stock is so acquired or (ii) all, or substantially all, the mortgaged and pledged property constituting bondable property which at the time shall be subject to the lien of the Indenture as a first lien shall be released from the lien of the Indenture pursuant to the provisions thereof, and available moneys in the hands of the Trustee, including any moneys deposited by the Company available for the purpose, are sufficient to redeem all the bonds of all series at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.
Notice of redemption shall be given by mail not less than 30 nor more than 90 days prior to the date fixed for redemption to the holders of 2040 Bonds to be redeemed (which, as long as the 2040 Bonds are held in the book-entry only system, will be the Depository, its nominee or a successor depository). On and after the date fixed for redemption (unless the Company defaults in the payment of the Make-Whole Redemption Price and interest accrued thereon to such date), interest on the 2040 Bonds or the portions of them so called for redemption shall cease to accrue. If the Company elects to redeem any 2040 Bonds, the Company will notify the Trustee of its election at least 45 days prior to the redemption date (or a shorter period acceptable to the Trustee) including in such notice, a reasonably detailed computation of the Make-Whole Redemption Price.
The 2040 Bonds of the several denominations are exchangeable for a like aggregate principal amount of other 2040 Bonds of other authorized denominations. Notwithstanding the provisions of Section 2.03 of the Original Indenture, for any exchange of the 2040 Bonds for other 2040 Bonds of different authorized denominations, or for any transfer of 2040 Bonds, the Company may require the payment of a sum sufficient to reimburse it for any tax or other governmental charge incident thereto only. The 2040 Bonds may be presented for transfer or exchange at the corporate trust office of the Trustee in New York, New York.
C. FORM OF THE NEW SERIES BONDS
The New Series Bonds shall be substantially in the following form, with such inclusions, omissions, and variations as the Board of Directors of the Company may determine in accordance with the provisions of the Indenture:
[FORM OF THE NEW SERIES BONDS]
[Insert applicable depositary legend or legends, which initially shall be the following:
THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
THIS FIRST MORTGAGE BOND, ___% SERIES DUE 20___MAY, UNDER CONDITIONS PROVIDED IN THE INDENTURE, BE EXCHANGED FOR FIRST MORTGAGE BONDS, ___% SERIES DUE 20___IN THE FORM OF DEFINITIVE CERTIFICATES OF LIKE TENOR AND OF AN EQUAL AGGREGATE PRINCIPAL AMOUNT, IN AUTHORIZED DENOMINATIONS, REGISTERED IN THE NAMES OF SUCH PERSONS AS THE

DEPOSITARY SHALL INSTRUCT THE TRUSTEE. ANY SUCH EXCHANGE SHALL BE MADE UPON RECEIPT BY THE TRUSTEE OF AN OFFICER’S CERTIFICATE THEREFOR AND A WRITTEN INSTRUCTION FROM THE DEPOSITARY SETTING FORTH THE NAME OR NAMES IN WHICH THE TRUSTEE IS TO REGISTER SUCH FIRST MORTGAGE BONDS, ___% SERIES DUE 20___IN THE FORM OF DEFINITIVE CERTIFICATES.]

REGISTERED BOND	CUSIP No.
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
(Incorporated under the laws of the State of Florida)
FIRST MORTGAGE BOND,
___% SERIES DUE 20___
DUE                     , 20___

No.	$
FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC., a corporation of the State of Florida (hereinafter called the Company), for value received, hereby promises to pay to                                                                  or registered assigns, on                                           at the office or agency of the Company in the Borough of Manhattan, The City of New York,                      Million Dollars ($___,000,000) in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon, semiannually on                      and                      of each year, commencing                      ___, 20___, to the person in whose name this bond is registered at the close of business on the tenth calendar day next preceding the interest payment date (i.e.,                      and                     , respectively), provided, however, that so long as this bond is registered in the name of The Depository Trust Company, its nominee or a successor depository, the record date for interest payable on any interest payment date shall be the close of business on the business day immediately preceding such interest payment date (each subject to certain exceptions provided in the Mortgage hereinafter mentioned), at the rate of ___per annum, at said office or agency in like coin or currency, from the date hereof until this bond shall mature, according to its terms or on prior redemption or by declaration or otherwise, and at the highest rate of interest borne by any of the bonds outstanding under the Mortgage hereinafter mentioned from such date of maturity until this bond shall be paid or the payment hereof shall have been duly provided for; provided, however, that payment of interest may be made at the option of the Company by check mailed by the Company or its affiliate to the person entitled thereto at his registered address. If a due date for the payment of interest, principal, or the Make-Whole Redemption Price, if applicable, falls on a day that is not a business day, then the payment will be made on the next succeeding business day, and no interest will accrue on the amounts payable for the period from and after the original due date and until the next business day. The term “business day” means any day other than a Saturday or Sunday or day on which banking institutions in the City of New York are required or authorized to close.
Additional provisions of this bond are set forth on the reverse hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not become valid or obligatory for any purpose until The Bank of New York Mellon, or its successor as Trustee under the Mortgage, shall have signed the certificate of authentication endorsed hereon.
IN WITNESS WHEREOF, FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. has caused this bond to be signed in its name by its President or one of its Vice Presidents by his signature or a facsimile thereof, and its corporate seal, or a facsimile thereof, to be affixed hereto and attested by its Secretary or one of its Assistant Secretaries by his signature or a facsimile thereof.
Dated: March ___, 2010

FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC.
By:
Name:
Title:

[SEAL]
Attest:

Name:
Title:
TRUSTEE’S AUTHENTICATION CERTIFICATE
     This bond is one of the bonds, of the series herein designated, described or provided for in the within-mentioned Mortgage.

THE BANK OF NEW YORK MELLON
By:
Name:
Title:

[TEXT APPEARING ON REVERSE SIDE OF BOND]
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
FIRST MORTGAGE BOND
___% SERIES DUE 20___
DUE                     , 20___
This bond is one of an issue of bonds of the Company (herein referred to as the bonds), not limited in principal amount except as provided in the Mortgage hereinafter mentioned, issuable in series, which different series may mature at different times, may bear interest at different rates, and may otherwise vary as provided in the Mortgage hereinafter mentioned, and is one of a series known as its First Mortgage Bonds, ___% Series due 20___(herein referred to as the “Bonds of this Series”), all bonds of all series issued and to be issued under and equally and ratably secured (except insofar as any sinking or analogous fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by an Indenture dated as of January 1, 1944 (the “Original Indenture” and herein, together with all indentures supplemental thereto including the Forty-Ninth Supplemental Indenture dated as of March 1, 2010 (the “Forty-Ninth Supplemental Indenture”) between the Company and The Bank of New York Mellon, as Trustee, called the “Mortgage”), to which reference is made for the nature and extent of the security, the rights of the holders of bonds and of the Company in respect thereof, the rights, duties and immunities of the Trustee, and the terms and conditions upon which the bonds are, and are to be, issued and secured. The Mortgage contains provisions permitting the holders of not less than seventy-five per centum (75%) in principal amount of all the bonds at the time outstanding, determined and evidenced as provided in the Mortgage, or in case the rights under the Mortgage of the holders of bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, the holders of not less than seventy-five per centum (75%) in principal amount of the bonds at the time outstanding of the series affected, determined and evidenced as provided in the Mortgage, on behalf of the holders of all the bonds to waive any past default under the Mortgage and its consequences except a completed default, as defined in the Mortgage, in respect of the payment of the principal of or interest on any bond or default arising from the creation of any lien ranking prior to or equal with the lien of the Mortgage on any of the mortgaged and pledged property. The Mortgage also contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of all the bonds at the time outstanding, determined and evidenced as provided in the Mortgage, or in case the rights under the Mortgage of the holders of bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, then with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of the bonds at the time outstanding of the series affected, determined and evidenced as provided in the Mortgage, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Mortgage or modifying in any manner the rights of the holders of the bonds and coupons; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any bonds, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, without the express consent of the holder of each bond so affected, or (ii) reduce the aforesaid percentage of bonds, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all bonds then outstanding, or (iii) permit the creation of any lien ranking prior to or equal with the lien of the Mortgage on any of the mortgaged and pledged property, or (iv) deprive the holder of any outstanding bond of the lien of the Mortgage on any of the mortgaged and pledged property. Any such waiver or consent by the registered holder of this bond (unless effectively revoked as provided in the Mortgage) shall be conclusive and binding upon such holder and upon all future holders of this bond, irrespective of whether or not any notation of such waiver or consent is made upon this bond. No reference herein to the Mortgage and no provision of this bond or of the Mortgage shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this bond at the time and place and at the rate and in the coin or currency herein prescribed.
The Bonds of this Series are issuable in denominations of Two Thousand Dollars ($2,000) and any integral multiple of One Thousand Dollars ($1,000) above that amount and are exchangeable for a like aggregate principal amount of Bonds of this Series of other authorized denominations. This bond is transferable as prescribed in the Mortgage by the registered holder hereof in person, or by his duly authorized attorney, at the office or agency of the Company in said Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, and upon payment, if the Company shall require it, of the transfer charges prescribed in the Forty-Ninth Supplemental Indenture hereinabove referred to, and thereupon a new fully registered bond or bonds of authorized denominations of the same series and for the same aggregate principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee, any paying agent and any bond registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof, whether or not this bond shall be overdue, for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent nor any bond registrar shall be affected by any notice to the contrary.
The Bonds of this Series may be redeemed at the option of the Company in whole at any time, or in part from time to time, prior to maturity, at a make-whole redemption price (the “Make-Whole Redemption Price”). The Make-Whole Redemption Price shall be equal to the greater of (i) 100% of the principal amount of the Bonds of this Series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on these New Series Bonds being redeemed, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus ___basis points, plus in each case accrued and unpaid interest on the principal amount being redeemed to the redemption date.
“Comparable Treasury Issue,” means the United States Treasury security or securities selected by an Independent Investment Banker (as defined below) as having an actual or interpolated maturity comparable to the remaining term of the Bonds of this Series being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Bonds of this Series.
“Comparable Treasury Price,” means, with respect to any redemption date the average of the Reference Treasury Dealer Quotations (as defined below) for such redemption date.

“Independent Investment Banker,” means one of the Reference Treasury Dealer(s) (as defined below) appointed by the Company.
“Reference Treasury Dealer,” means Banc of America Securities LLC or J.P. Morgan Securities Inc., and their respective successors, and one additional primary U.S. Government securities dealer in The City of New York (each a “primary treasury dealer”) selected by the Company. If any Reference Treasury Dealer shall cease to be a primary treasury dealer, the Company will substitute another primary treasury dealer for that dealer.
“Reference Treasury Dealer Quotations,” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.
“Treasury Rate,” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to actual or interpolated maturity (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.
So long as the Bonds of this Series are registered in the name of DTC, its nominee or a successor depositary, if the Company elects to redeem less than all of the Bonds of this Series, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant of DTC in the Bonds of this Series to be redeemed. At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular Bonds of this Series, or portions of them, to be redeemed.
The Bonds of this Series shall also be redeemable, as a whole but not in part, at the Make-Whole Redemption Price in the event that (i) all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all of the bonds of all series, the redemption date in any such event to be not more than one hundred twenty (120) days after the date on which all said stock is so acquired or (ii) all or substantially all the mortgaged and pledged property constituting bondable property as defined in the Mortgage which at the time shall be subject to the lien of the Mortgage as a first lien shall be released from the lien of the Mortgage pursuant to the provisions thereof, and available moneys in the hands of The Bank of New York Mellon, or its successor as Trustee, including any moneys deposited by the Company available for the purpose, are sufficient to redeem all the bonds of all series at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.
Notice of redemption shall be given by mail not less than 30 nor more than 90 days prior to the date fixed for redemption to the holders of the Bonds of this Series to be redeemed (which, as long as the Bonds of this Series are held in the book-entry only system, will be the Depository, its nominee or a successor depository). On and after the date fixed for redemption (unless the Company defaults in the payment of the Make-Whole Redemption Price and interest accrued thereon to such date), interest on the Bonds of this Series or the portions of them so called for redemption shall cease to accrue. If the Company elects to redeem any Bonds of this Series, the Company will notify the Trustee of its election at least 45 days prior to the redemption date (or a shorter period acceptable to the Trustee) including in such notice, a reasonably detailed computation of the Make-Whole Redemption Price.
The Mortgage provides that if the Company shall deposit with The Bank of New York Mellon or its successor as Trustee in trust for the purpose funds sufficient to pay the principal of all the bonds of any series, or such of the bonds of any series as have been or are to be called for redemption (including any portions, constituting $1,000 or an integral multiple thereof, of fully registered bonds), and premium, if any, thereon, and all interest payable on such bonds (or portions) to the date on which they become due and payable at maturity or upon redemption or otherwise, and complies with the other provisions of the Mortgage in respect thereof, then from the date of such deposit such bonds (or portions) shall no longer be secured by the lien of the Mortgage.
The Mortgage provides that, upon any partial redemption of a fully registered bond, upon surrender thereof endorsed for transfer, new bonds of the same series and of authorized denominations in principal amount equal to the unredeemed portion of such fully registered bond will be delivered in exchange therefor.
The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.
No recourse shall be had for the payment of the principal of, the Make-Whole Redemption Price, if applicable, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Mortgage or under or upon any obligation, covenant or agreement contained in the Mortgage, against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation under any present or future rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.
D. INTEREST ON THE NEW SERIES BONDS
Interest on any New Series Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that bond (or one or more predecessor bonds) is registered at the close of business on the Regular Record Date for such interest specified in the provisions of this Supplemental Indenture. Interest shall be computed on the basis of a 360-day year composed of twelve 30-day months.
Any interest on any New Series Bond which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the registered holder on the relevant Regular Record Date solely by virtue of such holder having been such holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection A or B below:
     A. The Company may elect to make payment of any Defaulted Interest on the New Series Bonds to the persons in whose names such bonds (or their respective predecessor bonds) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner (a “Special Record Date”). The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each bond and the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the next sentence hereof), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this Subsection provided and not to be deemed part of the trust estate or trust moneys. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each holder of a bond of the New Series Bonds at the address as it appears in the bond register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper approved by the Company in each place of payment of the New Series Bonds, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the New Series Bonds (or their respective predecessor bonds) are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection B.
     B. The Company may make payment of any Defaulted Interest on the New Series Bonds in any other lawful manner not inconsistent with the requirements of any securities exchange on which such bonds may be listed and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.
Subject to the foregoing provisions of this Section, each New Series Bond delivered under this Supplemental Indenture upon transfer of or in exchange for or in lieu of any other New Series Bonds shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other bond and each such bond shall bear interest from such date, that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

ARTICLE II
ADDITIONAL COVENANTS
The Company hereby covenants as follows:
Section 1. That it will, prior to or simultaneously with the initial authentication and delivery by the Trustee of the New Series Bonds under Section 4.03 of the Original Indenture, deliver to the Trustee the instruments required by said Section.
Section 2. That, so long as any of the New Series Bonds shall be outstanding, it will not declare or pay any dividends (except a dividend in its own common stock) upon its common stock, or make any other distribution (by way of purchase, or otherwise) to the holders thereof, except a payment or distribution out of net income of the Company subsequent to December 31, 1943; and that it will not permit any subsidiary of the Company to purchase any shares of common stock of the Company.
For the purpose of this Section, net income of the Company shall be determined by regarding as charges or credits to income, as the case may be, any and all charges or credits to earned surplus subsequent to December 31, 1943, representing adjustments on account of excessive or deficient accruals to income for taxes, and operating expenses shall include all proper charges for the maintenance and repairs of the property owned by the Company and appropriations out of income for the retirement or depreciation of the property used in its electric business in an amount of not less than the amount of the minimum provision for depreciation determined as provided in clause (5) of paragraph A of Section 1.05 of the Original Indenture.
ARTICLE III
SUNDRY PROVISIONS
Section 1. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof and all of the provisions contained in the Original Indenture in respect to the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.
Section 2. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all of said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.
Section 3. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or of the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.
Section 4. Although this Supplemental Indenture is dated for convenience and for purposes of reference as of March 1, 2010, the actual dates of execution by the Company and by the Trustee are as indicated by the respective acknowledgments hereto annexed.

IN WITNESS WHEREOF, FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. has caused this Supplemental Indenture to be signed in its name and behalf by its Senior Vice President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary, and THE BANK OF NEW YORK MELLON has caused this Supplemental Indenture to be signed and sealed in its name and behalf by a Vice President, and its corporate seal to be attested by a Vice President, all as of the day and year first above written.

FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC.
By:	/s/ Mark F. Mulhern
Mark F. Mulhern, Senior Vice President
299 First Avenue North St. Petersburg, Florida 33701

[SEAL]
Attest:

/s/ Arlene S. Graves
Arlene S. Graves, Assistant Secretary
299 First Avenue North St. Petersburg, Florida 33701
Signed, sealed and delivered by said
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
in the presence of:

/s/ N. Manly Johnson III
N. Manly Johnson III

/s/ Kenneth Long
Kenneth Long

[Company’s Signature Page of Forty-Ninth Supplemental Indenture]

THE BANK OF NEW YORK MELLON
	By:	/s/ Mary Miselis
Mary Miselis, Vice President
101 Barclay Street
[SEAL]		New York, New York 10286

Attest:

/s/ Francine Kincaid
Francine Kincaid, Vice President
101 Barclay Street New York, New York 10286
Signed, sealed and delivered by said
THE BANK OF NEW YORK MELLON
in the presence of:

/s/ Denise Jurado
Denise Jurado

/s/ Jesse Espinola
Jesse Espinola

[Trustee’s Signature Page of Forty-Ninth Supplemental Indenture]

STATE OF NORTH CAROLINA)
SS:
COUNTY OF WAKE	)
Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Mark F. Mulhern, Senior Vice President of FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC., a corporation, the corporate party of the first part in and to the above written instrument, and also personally appeared before me Arlene S. Graves, Assistant Secretary of the said corporation; such persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Senior Vice President and as such Assistant Secretary executed the above written instrument on behalf of said corporation; and he, the said Senior Vice President, acknowledged that as such Senior Vice President, he subscribed the said corporate name to said instrument on behalf and by authority of said corporation, and she, the said Assistant Secretary, acknowledged that she affixed the seal of said corporation to said instrument and attested the same by subscribing her name as Assistant Secretary of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Senior Vice President and Assistant Secretary, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation; and each of said persons further acknowledged and declared that he/she knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 25th day of March, 2010 at Raleigh in the State and County aforesaid.

/s/ Denise P. DeVivero
Denise P. DeVivero

My commission expires: July 30, 2010
[NOTARIAL SEAL]

STATE OF NEW YORK)
SS:
COUNTY OF NEW YORK	)
Before me, the undersigned, a notary public in and for the State of New York and County of Queens, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Mary Miselis, Vice President (the “Executing Vice President”) of THE BANK OF NEW YORK MELLON, a New York banking corporation, the corporate party of the second part in and to the above written instrument, and also personally appeared before me Francine Kincaid, Vice President (the “Attesting Vice President”) of the said corporation; said persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executing Vice President and as such Attesting Vice President executed the above written instrument on behalf of said corporation; and she, the said Executing Vice President, acknowledged that as such Executing Vice President she subscribed the said corporate name to said instrument and affixed the seal of said corporation to said instrument on behalf and by authority of said corporation, and she, the said Attesting Vice President, acknowledged that she attested the same by subscribing her name as Vice President of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executing Vice President and Attesting Vice President, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation, and each of said persons further acknowledged and declared that she knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.
IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 25th day of March, 2010, at New York, in the State and County aforesaid.

/s/ Carlos R. Luciano
Carlos R. Luciano
Notary Public, State of New York No. 41-4765897 Qualified in Queens County

My commission expires: April 30, 2010
[NOTARIAL SEAL]

EXHIBIT A
RECORDING INFORMATION
ORIGINAL INDENTURE dated January 1, 1944
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	02/25/44	121	172
Bay	10/20/47	59	18
Brevard	10/30/91	3157	3297
Citrus	02/25/44	18	1
Columbia	02/25/44	42	175
Dixie	02/25/44	3	127
Flagler	10/30/91	456	288
Franklin	02/25/44	0	83
Gadsden	02/26/44	A-6	175
Gilchrist	02/25/44	5	60
Gulf	02/26/44	6	193
Hamilton	02/25/44	42	69
Hardee	02/25/44	23	1
Hernando	02/25/44	90	1
Highlands	02/25/44	48	357
Hillsborough	02/25/44	662	105
Jackson	02/26/44	370	1
Jefferson	07/02/51	25	1
Lafayette	02/25/44	22	465
Lake	02/25/44	93	1
Leon	02/25/44	41	1
Levy	02/25/44	3	160
Liberty	02/25/44	“H”	116
Madison	07/02/51	61	86
Marion	02/25/44	103	1
Orange	02/25/44	297	375
Osceola	02/25/44	20	1
Pasco	02/25/44	39	449
Pinellas	02/26/44	566	1
Polk	02/25/44	666	305
Seminole	02/25/44	65	147
Sumter	02/25/44	25	1
Suwanee	02/25/44	58	425
Taylor	07/03/51	36	1
Volusia	02/25/44	135	156
Wakulla	02/25/44	14	1
STATE OF GEORGIA

County	Date of Recordation	Book	Page
Cook	02/25/44	24	1
Echols	02/25/44	A-1	300
Lowndes	02/25/44	5-0	1

SUPPLEMENTAL INDENTURE (First) dated July 1, 1946
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	11/12/46	166	1
Bay	10/20/47	59	1
Brevard	10/30/91	3157	3590
Citrus	11/12/46	17	362
Columbia	11/12/46	49	283
Dixie	11/14/46	3	357
Flagler	10/30/91	456	579
Franklin	11/13/46	“P”	80
Gadsden	11/13/46	A-9	148
Gilchrist	11/14/46	7	120
Gulf	11/13/46	10	313
Hamilton	11/12/46	40	371
Hardee	11/12/46	24	575
Hernando	11/14/46	99	201
Highlands	11/12/46	55	303
Hillsborough	11/06/46	95	375
Jackson	11/13/46	399	1
Jefferson	07/02/51	25	287
Lafayette	11/14/46	23	156
Lake	11/13/46	107	209
Leon	11/13/46	55	481
Levy	11/14/46	4	133
Liberty	11/13/46	“H”	420
Madison	07/02/51	61	373
Marion	11/12/46	110	1
Orange	11/12/46	338	379
Osceola	11/12/46	20	164
Pasco	11/14/46	44	169
Pinellas	11/06/46	632	161
Polk	11/12/46	744	511
Seminole	11/13/46	74	431
Sumter	11/13/46	25	467
Suwanee	11/12/46	63	316
Taylor	07/03/51	36	145
Volusia	11/13/46	158	203
Wakulla	11/13/36	14	299

SUPPLEMENTAL INDENTURE (Second) dated November 1, 1948
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	01/08/49	196	287
Bay	01/10/49	64	395
Brevard	10/30/91	3157	3607
Citrus	01/13/49	18	414
Columbia	01/08/49	55	493
Dixie	01/10/49	4	201
Flagler	10/30/91	456	601
Franklin	01/10/49	“Q”	1
Gadsden	01/10/49	A-13	157
Gilchrist	01/08/49	6	274
Gulf	01/10/49	13	74
Hamilton	01/10/49	44	1
Hardee	01/08/49	28	110
Hernando	01/08/49	109	448
Highlands	01/08/49	61	398
Hillsborough	01/13/49	810	452
Jackson	01/10/49	400	563
Jefferson	07/02/51	25	320
Lafayette	01/10/49	25	210
Lake	01/08/49	119	555
Leon	01/10/49	82	303
Levy	01/08/49	5	242
Liberty	01/08/49	“H”	587
Madison	07/02/51	61	407
Marion	01/11/49	122	172
Orange	01/08/49	388	604
Osceola	01/08/49	25	104
Pasco	01/08/49	47	549
Pinellas	01/05/49	716	11
Polk	01/07/49	807	411
Seminole	01/06/49	84	389
Sumter	01/08/49	28	41
Suwanee	01/08/49	69	150
Taylor	07/03/51	36	162
Volusia	01/06/49	192	167
Wakulla	01/10/49	16	1

SUPPLEMENTAL INDENTURE (Third) dated July 1, 1951
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	08/02/51	234	340
Bay	08/03/51	93	155
Brevard	10/30/91	3157	3630
Citrus	07/30/51	20	251
Columbia	08/02/51	66	503
Dixie	08/02/51	5	271
Flagler	10/30/91	456	624
Franklin	08/03/51	“Q”	522
Gadsden	08/03/51	A-19	271
Gilchrist	08/02/51	7	422
Gulf	08/03/51	16	59
Hamilton	08/03/51	51	347
Hardee	08/02/51	32	1
Hernando	08/02/51	118	537
Highlands	08/02/51	69	344
Hillsborough	08/02/51	927	174
Jefferson	08/03/51	25	359
Lafayette	08/03/51	27	305
Lake	07/31/51	139	323
Leon	08/02/51	113	465
Levy	08/02/51	7	211
Liberty	07/25/51	1	232
Madison	08/07/51	62	1
Marion	08/02/51	142	143
Orange	08/07/51	460	60
Osceola	08/02/51	31	385
Pasco	08/10/51	56	1
Pinellas	08/02/51	847	301
Polk	08/01/51	899	539
Seminole	08/07/51	100	403
Sumter	08/02/51	32	345
Suwanee	08/02/51	76	413
Taylor	08/07/51	36	182
Volusia	08/07/51	245	393
Wakulla	08/03/51	17	259
STATE OF GEORGIA

County	Date of Recordation	Book	Page
Cook	08/08/51	35	566
Echols	08/02/51	A-3	521
Lowndes	08/04/51	7-E	188

FOURTH SUPPLEMENTAL INDENTURE November 1, 1952
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/31/52	256	288
Bay	01/01/53	104	571
Brevard	10/30/91	3157	3663
Citrus	12/31/52	22	321
Columbia	12/31/52	72	521
Dixie	12/31/52	6	135
Flagler	10/31/91	456	657
Franklin	12/31/52	R	477
Gadsden	12/31/52	A-22	511
Gilchrist	12/31/52	9	124
Gulf	01/02/53	17	7
Hamilton	12/31/52	54	293
Hardee	12/31/52	33	433
Hernando	12/31/52	125	361
Highlands	01/02/53	74	131
Hillsborough	12/29/52	993	545
Jefferson	12/31/52	27	1
Lafayette	12/31/52	28	445
Lake	01/02/53	150	343
Leon	12/31/52	130	1
Levy	12/31/52	8	362
Liberty	01/09/53	1	462
Madison	01/02/53	65	134
Marion	01/02/53	153	434
Orange	12/31/52	505	358
Osceola	12/31/52	36	145
Pasco	01/02/53	61	563
Pinellas	12/29/52	926	561
Polk	01/12/53	974	177
Seminole	01/02/53	111	41
Sumter	12/31/52	35	441
Suwanee	01/02/53	82	27
Taylor	12/31/52	37	325
Volusia	01/10/53	278	107
Wakulla	01/02/53	18	383
STATE OF GEORGIA

County	Date of Recordation	Book	Page
Cook	01/01/53	39	95
Echols	01/01/53	A-4	110
Lowndes	12/31/52	7-0	540

FIFTH SUPPLEMENTAL INDENTURE November 1, 1953
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/29/53	271	24
Bay	01/01/54	115	505
Brevard	10/30/91	3157	3690
Citrus	12/28/53	2	73
Columbia	12/28/53	7	3
Dixie	12/23/53	6	466
Flagler	10/30/91	456	684
Franklin	12/28/53	1	447
Gadsden	12/24/53	A-26	251
Gilchrist	12/23/53	9	317
Gulf	12/28/53	11	229
Hamilton	12/28/53	58	220
Hardee	12/23/53	35	518
Hernando	12/23/53	130	409
Highlands	12/29/53	78	1
Hillsborough	01/04/54	1050	229
Jefferson	12/29/53	28	91
Lafayette	12/24/53	30	16
Lake	12/23/53	160	189
Leon	12/23/53	144	268
Levy	12/23/53	9	368
Liberty	01/06/54	J	40
Madison	12/26/53	67	381
Marion	12/28/53	168	179
Orange	12/24/53	541	253
Osceola	12/24/53	39	42
Pasco	12/23/53	67	1
Pinellas	12/22/53	988	333
Polk	01/05/54	1021	473
Seminole	12/29/53	118	535
Sumter	12/28/53	37	466
Suwanee	12/28/53	85	346
Taylor	12/24/53	43	225
Volusia	12/24/53	303	454
Wakulla	12/30/53	19	380
STATE OF GEORGIA

County	Date of Recordation	Book	Page
Cook	01/15/54	39	437
Echols	01/15/54	A-4	418
Lowndes	12/29/53	7-X	235

SIXTH SUPPLEMENTAL INDENTURE dated July 1, 1954
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	11/19/54	286	129
Bay	11/22/54	125	502
Brevard	10/30/91	3157	3719
Citrus	11/19/54	9	525
Columbia	11/20/54	17	479
Dixie	11/19/54	7	299
Flagler	10/30/91	456	713
Franklin	11/19/54	5	465
Gadsden	11/20/54	A-29	411
Gilchrist	11/19/54	9	530
Gulf	11/22/54	19	284
Hamilton	11/22/54	59	425
Hardee	11/19/54	37	307
Hernando	11/19/54	7	335
Highlands	11/19/54	82	403
Hillsborough	11/26/54	1116	164
Jefferson	11/19/54	29	17
Lafayette	11/19/54	31	138
Lake	11/19/54	170	225
Leon	11/19/54	159	209
Levy	11/19/54	10	523
Liberty	11/30/54	“J”	215
Madison	11/20/54	69	483
Marion	11/20/54	181	573
Orange	11/23/54	578	123
Osceola	11/20/54	42	216
Pasco	11/22/54	15	568
Pinellas	11/18/54	1046	507
Polk	11/23/54	1068	22
Seminole	11/19/54	28	374
Sumter	11/30/54	40	81
Suwanee	11/23/54	89	1
Taylor	11/20/54	45	377
Volusia	11/23/54	327	538
Wakulla	11/19/54	20	445
STATE OF GEORGIA

County	Date of Recordation	Book	Page
Cook	11/20/54	55	385
Echols	11/20/54	5	86
Lowndes	11/20/54	3	387

SEVENTH SUPPLEMENTAL INDENTURE dated July 1, 1956
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	07/27/56	320	309
Bay	07/27/56	145	395
Brevard	10/30/91	3157	3746
Citrus	07/25/56	28	403
Columbia	07/26/56	38	279
Dixie	07/30/56	9	1
Flagler	10/30/91	456	740
Franklin	07/27/56	16	392
Gadsden	07/26/56	A-36	100
Gilchrist	07/31/56	11	289
Gulf	08/02/56	23	475
Hamilton	07/27/56	11	79
Hardee	07/31/56	43	1
Hernando	07/26/56	21	88
Highlands	07/31/56	11	571
Hillsborough	08/06/56	1260	125
Jefferson	07/25/56	30	295
Lafayette	07/25/56	33	117
Lake	07/26/56	189	613
Leon	07/25/56	190	301
Levy	07/30/56	14	13
Liberty	07/31/56	“J”	531
Madison	07/26/56	74	12
Marion	07/26/56	208	223
Orange	07/27/56	126	165
Osceola	07/26/56	49	1
Pasco	08/02/56	51	353
Pinellas	07/24/56	1168	481
Polk	08/20/56	1180	30
Seminole	07/27/56	90	5
Sumter	08/02/56	43	523
Suwanee	07/26/56	96	67
Taylor	07/25/56	52	451
Volusia	07/26/56	384	195
Wakulla	07/25/56	22	281
STATE OF GEORGIA

County	Date of Recordation	Book	Page
Cook	07/26/56	48	36
Echols	07/26/56	5	401
Lowndes	07/25/56	22	419

EIGHTH SUPPLEMENTAL INDENTURE dated July 1, 1958
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	07/23/58	20	227
Bay	08/05/58	170	295
Brevard	10/30/91	3157	3785
Citrus	07/24/58	55	336
Columbia	07/23/58	66	365
Dixie	07/22/58	11	166
Flagler	10/30/91	456	779
Franklin	07/22/58	29	248
Gadsden	07/23/58	9	48
Gilchrist	07/22/58	12	341
Gulf	07/24/58	29	40
Hamilton	07/22/58	23	1
Hardee	07/22/58	49	451
Hernando	07/25/58	39	358
Highlands	07/29/58	50	514
Hillsborough	07/29/58	111	108
Jefferson	07/23/58	33	19
Lafayette	07/23/58	35	120
Lake	07/31/58	56	297
Leon	07/23/58	216	129
Levy	07/22/58	18	63
Liberty	07/24/58	“K”	413
Madison	07/23/58	78	310
Marion	07/29/58	237	447
Orange	07/23/58	403	300
Osceola	07/23/58	26	462
Pasco	07/25/58	96	455
Pinellas	07/24/58	381	683
Polk	07/24/58	165	452
Seminole	07/23/58	178	26
Sumter	08/01/58	5	66
Suwanee	07/23/58	102	360
Taylor	07/22/58	4	254
Volusia	07/23/58	129	244
Wakulla	07/25/58	24	375

NINTH SUPPLEMENTAL INDENTURE dated October 1, 1960
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	11/23/60	119	158
Bay	11/25/60	28	411
Brevard	10/30/91	3157	3822
Citrus	12/01/60	93	370
Columbia	11/17/60	105	133
Dixie	11/16/60	13	331
Flagler	10/30/91	456	816
Franklin	11/17/60	49	375
Gadsden	11/17/60	29	655
Gilchrist	11/16/60	1	473
Gulf	11/21/60	5	409
Hamilton	11/18/60	37	171
Hardee	11/17/60	60	76
Hernando	11/16/60	65	688
Highlands	11/18/60	108	421
Hillsborough	11/23/60	629	675
Jefferson	11/18/60	8	290
Lafayette	11/16/60	38	185
Lake	11/21/60	141	619
Leon	11/23/60	254	479
Levy	11/16/60	23	537
Liberty	11/17/60	“M”	525
Madison	11/22/60	11	153
Marion	11/18/60	54	420
Orange	11/22/60	817	569
Osceola	11/16/60	68	410
Pasco	11/21/60	158	530
Pinellas	11/16/60	1036	239
Polk	11/18/60	440	179
Seminole	11/21/60	332	203
Sumter	11/30/60	25	318
Suwanee	11/17/60	111	282
Taylor	11/18/60	21	626
Volusia	11/21/60	330	281
Wakulla	11/21/60	28	185

TENTH SUPPLEMENTAL INDENTURE dated May 1, 1962
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	06/07/62	188	123
Bay	06/15/62	70	173
Brevard	10/30/91	3157	3858
Citrus	06/08/62	120	221
Columbia	06/05/62	130	187
Dixie	06/05/62	15	36
Flagler	10/30/91	456	852
Franklin	06/06/62	58	333
Gadsden	06/05/62	45	493
Gilchrist	06/05/62	7	261
Gulf	06/06/62	14	147
Hamilton	06/05/62	46	407
Hardee	06/05/62	16	449
Hernando	06/05/62	82	326
Highlands	06/11/62	148	617
Hillsborough	0611/62	949	738
Jefferson	06/05/62	13	606
Lafayette	06/08/62	39	385
Lake	06/06/62	204	1
Leon	06/11/62	48	49
Levy	06/05/62	27	574
Liberty	06/06/62	0	214
Madison	06/05/62	20	76
Marion	06/15/62	112	412
Orange	06/06/62	1060	464
Osceola	06/05/62	90	389
Pasco	06/08/62	202	457
Pinellas	06/01/62	1438	571
Polk	06/14/62	605	696
Seminole	06/13/62	408	102
Sumter	06/13/62	40	85
Suwanee	06/05/62	116	273
Taylor	06/05/62	34	330
Volusia	06/20/62	456	46
Wakulla	06/11/62	31	349

ELEVENTH SUPPLEMENTAL INDENTURE dated April 1, 1965
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	05/21/65	324	610
Bay	05/28/65	158	231
Brevard	10/30/91	3157	3894
Citrus	05/13/65	179	485
Columbia	05/17/65	184	314
Dixie	05/13/65	6	485
Flagler	10/30/91	456	888
Franklin	05/19/65	72	497
Gadsden	05/18/65	73	410
Gilchrist	05/13/65	17	11
Gulf	05/18/65	24	717
Hamilton	05/13/65	63	327
Hardee	05/13/65	47	377
Hernando	05/13/65	112	236
Highlands	05/21/65	232	421
Hillsborough	05/12/65	1448	57
Jefferson	05/14/65	23	198
Lafayette	05/13/65	1	687
Lake	05/19/65	287	74
Leon	05/21/65	178	48
Levy	05/21/65	34	519
Liberty	05/14/65	6	1
Madison	05/14/65	34	399
Marion	05/24/65	228	528
Orange	05/25/65	1445	830
Osceola	05/18/65	132	351
Pasco	05/13/65	291	437
Pinellas	05/12/65	2154	77
Polk	05/17/65	929	371
Seminole	05/19/65	535	241
Sumter	05/14/65	68	83
Suwanee	05/17/65	24	673
Taylor	05/17/65	56	129
Volusia	05/19/65	708	531
Wakulla	05/17/65	8	6

TWELFTH SUPPLEMENTAL INDENTURE dated November 1, 1965
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/10/65	355	229
Bay	12/20/65	174	619
Brevard	10/30/91	3157	3931
Citrus	12/22/65	192	309
Columbia	12/10/65	194	338
Dixie	12/10/65	9	42
Flagler	10/30/91	456	925
Franklin	12/13/65	76	249
Gadsden	12/10/65	78	606
Gilchrist	12/10/65	19	447
Gulf	12/10/65	26	692
Hamilton	12/10/65	66	303
Hardee	12/10/65	53	426
Hernando	12/13/65	118	441
Highlands	12/20/65	248	20
Hillsborough	12/17/65	1548	603
Jefferson	12/10/65	24	595
Lafayette	12/10/65	2	671
Lake	12/20/65	301	528
Leon	12/20/65	205	170
Levy	12/20/65	36	184
Liberty	12/10/65	6	477
Madison	12/11/65	36	806
Marion	12/27/65	254	153
Orange	12/10/65	1499	785
Osceola	12/10/65	140	445
Pasco	12/13/65	312	19
Pinellas	12/09/65	2283	186
Polk	12/20/65	984	641
Seminole	12/22/65	559	591
Sumter	12/14/65	73	283
Suwanee	12/14/65	30	218
Taylor	12/10/65	59	361
Volusia	12/10/65	755	174
Wakulla	12/20/65	9	390

THIRTEENTH SUPPLEMENTAL INDENTURE dated August 1, 1967
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	08/22/67	458	347
Bay	08/28/67	223	457
Brevard	10/30/91	3157	3964
Citrus	08/28/67	218	756
Columbia	08/22/67	225	304
Dixie	08/22/67	15	367
Flagler	10/30/91	456	962
Franklin	08/28/67	83	556
Gadsden	08/23/67	96	29
Gilchrist	08/22/67	25	131
Gulf	08/22/67	33	618
Hamilton	08/23/67	76	465
Hardee	08/22/67	71	366
Hernando	08/28/67	137	646
Highlands	08/30/67	288	585
Hillsborough	08/28/67	1795	635
Jefferson	08/23/67	30	662
Lafayette	08/22/67	5	694
Lake	08/25/67	342	196
Leon	08/30/67	280	594
Levy	08/28/67	41	262
Liberty	08/23/67	10	90
Madison	08/23/67	44	606
Marion	09/01/67	324	444
Orange	08/24/67	1660	421
Osceola	08/22/67	164	335
Pasco	08/28/67	370	728
Pinellas	08/21/67	2659	498
Polk	09/06/67	1108	900
Seminole	08/31/67	628	506
Sumter	09/06/67	87	602
Suwanee	08/23/67	47	228
Taylor	08/24/67	67	782
Volusia	08/24/67	964	254
Wakulla	08/31/67	14	755

FOURTEENTH SUPPLEMENTAL INDENTURE dated November 1, 1968
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/06/68	543	198
Bay	12/18/68	262	487
Brevard	10/30/91	3157	3984
Citrus	12/09/68	239	487
Columbia	12/09/68	242	397
Dixie	12/09/68	20	109
Flagler	10/30/91	456	983
Franklin	12/06/68	88	538
Gadsden	12/12/68	110	7
Gilchrist	12/06/68	29	281
Gulf	12/09/68	38	359
Hamilton	12/06/68	82	245
Hardee	12/06/68	83	221
Hernando	12/09/68	164	395
Highlands	12/11/68	319	390
Hillsborough	12/19/68	1977	890
Jefferson	12/09/68	35	32
Lafayette	12/06/68	9	170
Lake	12/06/68	371	438
Leon	12/19/68	342	572
Levy	12/09/68	44	215
Liberty	12/09/68	12	41
Madison	12/09/68	49	627
Marion	12/20/68	375	12
Orange	12/06/68	1785	837
Osceola	12/06/68	183	688
Pasco	12/06/68	423	607
Pinellas	12/06/68	2964	580
Polk	12/10/68	1193	854
Seminole	12/18/68	695	638
Sumter	01/02/69	98	509
Suwanee	12/06/68	60	50
Taylor	12/09/68	73	494
Volusia	12/09/68	1060	466
Wakulla	12/19/68	18	593

FIFTEENTH SUPPLEMENTAL INDENTURE dated August 1, 1969
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	08/26/69	592	206
Bay	09/03/69	283	513
Brevard	10/30/91	3157	4002
Citrus	08/26/69	251	437
Columbia	09/05/69	251	586
Dixie	08/26/69	21	705
Flagler	10/30/91	456	1001
Franklin	08/26/69	92	363
Gadsden	08/26/69	116	723
Gilchrist	09/04/69	31	539
Gulf	08/26/69	41	23
Hamilton	08/26/69	85	292
Hardee	08/26/69	91	19
Hernando	09/03/69	191	745
Highlands	09/05/69	339	90
Hillsborough	09/03/69	2073	501
Jefferson	08/26/69	37	193
Lafayette	08/26/69	12	235
Lake	09/11/69	389	148
Leon	09/05/69	377	548
Levy	08/26/69	6	348
Liberty	08/29/69	12	680
Madison	08/26/69	52	263
Marion	09/08/69	399	668
Orange	08/27/69	1867	156
Osceola	09/03/69	192	726
Pasco	08/26/69	459	315
Pinellas	08/26/69	3149	131
Polk	09/04/69	1241	971
Seminole	09/05/69	740	500
Sumter	09/05/69	104	504
Suwanee	08/26/69	66	489
Taylor	08/26/69	77	44
Volusia	08/26/69	1123	577
Wakulla	09/05/69	21	231

SIXTEENTH SUPPLEMENTAL INDENTURE dated February 1, 1970
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	03/13/70	625	297
Bay	03/23/70	298	539
Brevard	10/30/91	3157	4019
Citrus	03/16/70	261	729
Columbia	03/13/70	257	622
Dixie	03/13/70	23	107
Flagler	10/30/91	456	1019
Franklin	03/13/70	94	507
Gadsden	03/13/70	121	571
Gilchrist	03/20/70	33	449
Gulf	03/16/70	43	244
Hamilton	03/14/70	87	291
Hardee	03/16/70	97	225
Hernando	03/20/70	212	536
Highlands	03/20/70	352	25
Hillsborough	03/20/70	2146	824
Jefferson	03/13/70	38	643
Lafayette	03/16/70	14	42
Lake	03/13/70	400	545
Leon	04/02/70	406	203
Levy	03/20/70	11	150
Liberty	03/13/70	13	494
Madison	03/13/70	54	152
Marion	03/20/70	419	113
Orange	03/20/70	1927	853
Osceola	03/13/70	199	282
Pasco	03/13/70	487	207
Pinellas	03/23/70	3294	582
Polk	03/27/70	1278	4
Seminole	03/20/70	771	384
Sumter	03/27/70	109	1
Suwanee	03/13/70	71	61
Taylor	03/16/70	79	282
Volusia	03/13/70	1183	353
Wakulla	03/24/70	23	36

SEVENTEENTH SUPPLEMENTAL INDENTURE dated November 1, 1970
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/15/70	678	70
	01/08/71	682	405B
Bay	01/11/71	321	565
Brevard	10/30/91	3157	4030
Citrus	01/07/71	277	324
Columbia	12/16/70	266	25
	01/07/71	266	351
Dixie	01/07/71	25	246
Flagler	10/30/91	456	1030
Franklin	12/15/70	98	171
	01/18/71	98	472
Gadsden	01/07/71	128	705
Gilchrist	01/13/71	36	5
Gulf	12/16/70	46	132
Hamilton	12/16/70	90	201
	01/08/71	90	325
Hardee	12/16/70	106	109
	01/07/71	107	15
Hernando	12/16/70	246	299
	01/13/71	252	715
Highlands	01/11/71	372	79
Hillsborough	01/11/71	2261	308
Jefferson	12/16/70	41	467
Lafayette	01/06/71	16	144
Lake	01/12/71	421	742
Leon	01/14/71	449	244
Levy	01/11/71	18	65
Liberty	12/16/70	14	535
Madison	01/07/71	56	911
Marion	01/11/71	449	33
Orange	01/11/71	2021	24
Osceola	01/29/71	212	353
Pasco	01/08/71	524	86
Pinellas	01/14/71	3467	449
Polk	01/14/71	1331	880
Seminole	01/11/71	819	223
Sumter	01/11/71	115	308
Suwanee	12/17/70	77	82
Taylor	12/17/70	83	53
Volusia	01/11/71	1257	142
Wakulla	01/12/71	26	175

EIGHTEENTH SUPPLEMENTAL INDENTURE dated October 1, 1971
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	11/17/71	755	116
Bay	11/09/71	351	33
Brevard	10/30/91	3157	4062
Citrus	11/16/71	296	490
Columbia	11/15/71	278	597
Dixie	11/09/71	31	23
Flagler	10/30/91	456	1062
Franklin	11/09/71	103	278
Gadsden	11/10/71	138	360
Gilchrist	11/16/71	39	92
Gulf	11/11/71	49	107
Hamilton	11/09/71	93	538
Hardee	11/09/71	119	63
Hernando	11/17/71	280	1
Highlands	11/16/71	393	578
Hillsborough	11/17/71	2393	263
Jefferson	11/11/71	45	135
Lafayette	11/09/71	19	91
Lake	11/16/71	447	834
Leon	11/12/71	496	190
Levy	11/16/71	26	748
Liberty	11/10/71	16	108
Madison	11/11/71	61	220
Marion	11/16/71	487	239
Orange	11/18/71	2144	179
Osceola	11/10/71	229	360
Pasco	11/12/71	569	344
Pinellas	11/09/71	3659	630
Polk	11/16/71	1400	1
Seminole	11/16/71	892	460
Sumter	11/09/71	123	457
Suwanee	11/12/71	86	28
Taylor	11/09/71	87	706
Volusia	11/09/71	1352	118
Wakulla	11/16/71	30	218

NINETEENTH SUPPLEMENTAL INDENTURE dated June 1, 1971
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	07/31/72	797	81
Bay	07/31/72	378	483
Brevard	10/30/91	3157	4079
Citrus	08/01/72	314	557
Columbia	07/31/72	290	418
Dixie	07/31/72	35	44
Flagler	10/30/91	456	1079
Franklin	07/31/72	107	442
Gadsden	07/31/72	147	296
Gilchrist	07/31/72	41	148
Gulf	07/31/72	51	371
Hamilton	07/31/72	96	573
Hardee	07/31/72	130	35
Hernando	07/31/72	295	702
Highlands	07/31/72	409	578
Hillsborough	07/31/72	2518	15
Jefferson	07/31/72	48	389
Lafayette	08/04/72	22	70
Lake	08/02/72	474	134
Leon	08/02/72	537	763
Levy	08/02/72	35	5
Liberty	08/03/72	17	319
Madison	08/03/72	65	120
Marion	08/02/72	521	427
Orange	08/03/72	2259	950
Osceola	08/02/72	245	626
Pasco	08/03/72	619	487
Pinellas	08/02/72	3846	454
Polk	08/02/72	1467	276
Seminole	08/03/72	948	1035
Sumter	08/02/72	131	348
Suwanee	08/02/72	93	785
Taylor	08/03/72	92	198
Volusia	08/02/72	1456	420
Wakulla	08/03/72	33	147

TWENTIETH SUPPLEMENTAL INDENTURE dated November 1, 1972
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	01/22/73	818	709
Bay	01/22/73	400	226
Brevard	10/30/91	3157	4096
Citrus	01/22/73	328	152
Columbia	01/22/73	298	244
Dixie	01/22/73	38	92
Flagler	10/30/91	456	1096
Franklin	01/22/73	110	446
Gadsden	01/22/73	154	117
Gilchrist	01/22/73	42	685
Gulf	01/22/73	52	813
Hamilton	01/22/73	99	270
Hardee	01/22/73	138	88
Herdando	01/22/73	306	325
Highlands	01/22/73	422	5
Hillsborough	01/22/73	2612	659
Jefferson	01/23/73	50	632
Lafayette	01/22/73	23	338
Lake	01/22/73	492	696
Leon	01/25/73	567	238
Levy	01/22/73	40	755
Liberty	01/23/73	18	51
Madison	01/23/73	67	413
Marion	01/22/73	546	125
Orange	01/22/73	2345	569
Osceola	01/24/73	256	564
Pasco	01/22/73	654	281
Pinellas	01/23/73	3980	788
Polk	01/24/73	1514	854
Seminole	01/22/73	136	696
Sumter	01/22/73	136	696
Suwanee	01/22/73	98	583
Taylor	01/22/73	95	99
Volusia	01/22/73	1533	327
Wakulla	01/26/73	35	266

TWENTY-FIRST SUPPLEMENTAL INDENTURE dated June 1, 1973
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	08/30/73	850	668
Bay	08/30/73	431	401
Brevard	10/30/91	3157	4126
Citrus	08/31/73	349	609
Columbia	08/30/73	309	245
Dixie	08/30/73	41	473
Flagler	10/30/91	456	1126
Franklin	08/31/73	115	120
Gadsden	08/31/73	164	90
Gilchrist	08/31/73	45	387
Gulf	09/04/73	54	736
Hamilton	09/04/73	104	250
Hardee	08/31/73	149	295
Herdando	08/31/73	321	479
Highlands	08/31/73	442	961
Hillsborough	08/31/73	2740	278
Jefferson	08/31/73	54	591
Lafayette	09/07/73	26	73
Lake	08/31/73	520	70
Leon	09/06/73	609	543
Levy	09/05/73	50	741
Liberty	08/31/73	19	111
Madison	08/31/73	71	22
Marion	09/04/73	585	491
Orange	09/07/73	2448	1009
Osceola	09/06/73	272	204
Pasco	09/04/73	707	613
Pinellas	08/31/73	4073	767
Polk	08/31/73	1550	1341
Seminole	09/04/73	993	0048
Sumter	08/31/73	144	265
Suwanee	09/04/73	106	192
Taylor	08/31/73	99	444
Volusia	08/31/73	1647	440
Wakulla	08/31/73	38	458

TWENTY-SECOND SUPPLEMENTAL INDENTURE dated December 1, 1973
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	02/28/74	876	74
Bay	02/28/74	457	572
Brevard	10/30/91	3157	4155
Citrus	03/18/74	365	200
Columbia	03/01/74	319	179
Dixie	02/28/74	44	149
Flagler	10/30/91	456	1155
Franklin	03/01/74	119	14
Gadsden	03/01/74	171	264
Gilchrist	02/28/74	48	25
Gulf	03/01/74	56	427
Hamilton	03/01/74	109	89
Hardee	02/28/74	158	140
Herdando	02/28/74	333	455
Highlands	02/28/74	458	394
Hillsborough	02/28/74	2842	642
Jefferson	03/01/74	58	5
Lafayette	03/01/74	28	34
Lake	03/04/74	540	77
Leon	03/01/74	638	672
Levy	02/28/74	57	769
Liberty	03/01/74	20	54
Madison	03/01/74	73	545
Marion	02/28/74	617	19
Orange	02/28/74	2504	1707
Osceola	03/01/74	284	344
Pasco	03/01/74	739	1360
Pinellas	02/28/74	4141	1397
Polk	02/28/74	1578	1983
Seminole	03/04/74	1010	1601
Sumter	03/01/74	150	278
Suwanee	03/04/74	111	766
Taylor	03/04/74	102	694
Volusia	03/04/74	1712	645
Wakulla	03/05/74	40	626

TWENTY-THIRD SUPPLEMENTAL INDENTURE dated October 1, 1976
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	11/29/76	1035	716
Bay	11/29/76	600	687
Brevard	10/30/91	3157	4184
Citrus	12/08/76	448	668
Columbia	12/03/76	370	898
Dixie	11/29/76	56	160
Flagler	10/30/91	456	1184
Franklin	11/29/76	136	420
Gadsden	12/06/76	219	533
Gilchrist	11/30/76	62	464
Gulf	11/30/76	68	753
Hamilton	11/30/76	131	855
Hardee	11/29/76	212	10
Herdando	12/03/76	397	623
Highlands	11/29/76	535	951
Hillsborough	11/29/76	3181	1281
Jefferson	11/29/76	75	198
Lafayette	11/29/76	36	422
Lake	12/06/76	620	66
Leon	11/30/76	823	723
Levy	11/29/76	98	32
Liberty	11/29/76	25	104
Madison	12/06/76	89	124
Marion	12/08/76	779	258
Orange	12/06/76	2745	889
Osceola	11/30/76	345	524
Pasco	12/03/76	867	1165
Pinellas	12/03/76	4484	1651
Polk	11/29/76	1720	2000
Seminole	12/06/76	1105	1137
Sumter	11/30/76	181	97
Suwanee	11/29/76	146	437
Taylor	11/30/76	123	111
Volusia	12/06/76	1872	1438
Wakulla	12/07/76	53	837

TWENTY-FOURTH SUPPLEMENTAL INDENTURE dated April 1, 1979
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	06/11/79	1212	956
Bay	06/12/79	734	343
Brevard	10/30/91	3157	4212
Citrus	06/12/79	538	1687
Columbia	06/14/79	429	139
Dixie	06/12/79	68	122
Flagler	10/30/91	456	1212
Franklin	06/13/79	159	186
Gadsden	06/13/79	259	396
Gilchrist	06/12/79	77	260
Gulf	06/14/79	78	174
Hamilton	06/12/79	142	859
Hardee	06/12/79	245	558
Herdando	06/12/79	443	17
Highlands	06/13/79	620	77
Hillsborough	06/12/79	3523	1162
Jefferson	06/13/79	93	685
Lafayette	06/13/79	44	496
Lake	06/12/79	678	266
Leon	06/15/79	931	526
Levy	06/12/79	141	163
Liberty	06/13/79	30	394
Madison	06/13/79	108	655
Marion	06/13/79	976	451
Orange	06/13/79	3018	812
Osceola	06/12/79	438	115
Pasco	06/14/79	1013	126
Pinellas	06/12/79	4867	291
Polk	06/12/79	1881	2012
Seminole	06/12/79	1228	606
Sumter	06/12/79	216	642
Suwanee	06/12/79	184	514
Taylor	06/13/79	145	686
Volusia	06/12/79	2082	1430
Wakulla	06/13/79	69	884

TWENTY-FIFTH SUPPLEMENTAL INDENTURE dated April 1, 1980
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	07/25/80	1290	319
Bay	07/25/80	794	596
Brevard	10/30/91	3157	4238
Citrus	07/28/80	560	2030
Columbia	07/24/80	451	126
Dixie	07/24/80	73	220
Flagler	10/30/91	456	1238
Franklin	07/28/80	169	589
Gadsden	07/25/80	275	649
Gilchrist	07/24/80	84	551
Gulf	07/28/80	82	290
Hamilton	07/25/80	148	774
Hardee	07/25/80	257	823
Herdando	07/24/80	465	441
Highlands	07/29/80	658	523
Hillsborough	07/24/80	3684	411
Jefferson	07/25/80	101	387
Lafayette	07/24/80	47	586
Lake	07/24/80	705	977
Leon	07/25/80	966	426
Levy	07/25/80	161	478
Liberty	07/25/80	32	981
Madison	07/28/80	117	572
Marion	07/28/80	1027	1141
Orange	07/25/80	3127	1401
Osceola	07/30/80	489	198
Pasco	07/25/80	1077	1362
Pinellas	06/24/80	5038	2013
Polk	07/25/80	1956	1808
Seminole	07/28/80	1288	1105
Sumter	07/25/80	233	598
Suwanee	07/29/80	200	618
Taylor	07/28/80	156	740
Volusia	07/25/80	2185	587
Wakulla	07/28/80	76	879

TWENTY-SIXTH SUPPLEMENTAL INDENTURE dated November 1, 1980
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	01/27/81	1326	527
Bay	01/26/81	823	570
Brevard	10/30/91	3157	4267
Citrus	01/28/81	570	1391
Columbia	01/27/81	461	435
Dixie	01/23/81	75	785
Flagler	10/30/91	456	1267
Franklin	01/27/81	174	320
Gadsden	01/26/81	282	356
Gilchrist	01/23/81	87	484
Gulf	01/26/81	84	307
Hamilton	01/26/81	151	44
Hardee	01/27/81	264	214
Herdando	01/26/81	476	916
Highlands	01/26/81	676	12
Hillsborough	01/26/81	3760	1223
Jefferson	01/26/81	104	658
Lafayette	01/27/81	49	175
Lake	01/27/81	717	2439
Leon	01/30/81	983	1982
Levy	01/26/81	169	716
Liberty	01/26/81	33	875
Madison	01/27/81	121	535
Marion	01/26/81	1051	47
Orange	01/26/81	3167	2388
Osceola	01/28/81	512	78
Pasco	01/26/81	1108	1247
Pinellas	12/31/80	5128	1781
Polk	01/27/81	1994	436
Seminole	01/27/81	1317	775
Sumter	01/26/81	241	211
Suwanee	01/27/81	209	696
Taylor	01/26/81	161	461
Volusia	01/26/81	2236	1396
Wakulla	01/26/81	79	837

TWENTY-SEVENTH SUPPLEMENTAL INDENTURE dated November 15, 1980
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	02/10/81	1328	880
Bay	02/10/81	825	667
Brevard	10/30/91	3157	4295
Citrus	02/13/81	571	1236
Columbia	02/09/81	462	275
Dixie	02/09/81	76	147
Flagler	10/30/91	456	1295
Franklin	02/11/81	174	590
Gadsden	02/11/81	283	105
Gilchrist	02/13/81	88	100
Gulf	02/17/81	84	561
Hamilton	02/11/81	151	256
Hardee	02/11/81	264	618
Herdando	02/10/81	477	904
Highlands	02/11/81	677	519
Hillsborough	02/10/81	3766	35
Jefferson	02/12/81	105	318
Lafayette	02/10/81	49	299
Lake	02/10/81	718	2428
Leon	02/18/81	985	1655
Levy	02/12/81	170	567
Liberty	02/12/81	34	94
Madison	02/11/81	122	47
Marion	02/10/81	1052	1660
Orange	02/11/81	3171	1797
Osceola	02/13/81	514	336
Pasco	02/10/81	1111	307
Pinellas	02/10/81	5147	951
Polk	02/11/81	1997	527
Seminole	02/11/81	1319	1660
Sumter	02/11/81	241	746
Suwanee	02/11/81	210	652
Taylor	02/11/81	161	793
Volusia	02/10/81	2241	333
Wakulla	02/11/81	80	188

TWENTY-EIGHTH SUPPLEMENTAL INDENTURE dated May 1, 1981
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	06/08/81	1351	161
Bay	07/20/81	853	623
Brevard	10/30/91	3157	4321
Citrus	06/08/81	578	919
Columbia	06/08/81	469	507
Dixie	06/09/81	78	172
Flagler	10/30/91	456	1321
Franklin	06/10/81	178	166
Gadsden	06/08/81	286	1847
Gilchrist	06/05/81	90	526
Gulf	06/09/81	85	881
Hamilton	06/08/81	152	776
Hardee	06/05/81	267	797
Herdando	06/05/81	484	1645
Highlands	06/05/81	689	338
Hillsborough	06/05/81	3814	700
Jefferson	06/09/81	107	352
Lafayette	06/05/81	50	758
Lake	06/08/81	727	209
Leon	06/08/81	996	1780
Levy	06/08/81	176	81
Liberty	06/12/81	34	859
Madison	06/08/81	125	615
Marion	06/05/81	1068	1824
Orange	06/08/81	3199	783
Osceola	06/09/81	532	1
Pasco	06/05/81	1132	1007
Pinellas	06/05/81	5201	1902
Polk	06/12/81	2022	642
Seminole	06/08/81	1340	894
Sumter	06/05/81	246	210
Suwanee	06/05/81	217	153
Taylor	06/09/81	165	536
Volusia	06/05/81	2272	1296
Wakulla	06/08/81	82	500

TWENTY-NINTH SUPPLEMENTAL INDENTURE dated September 1, 1982
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	10/06/82	1440	284
Bay	10/08/82	912	523
Brevard	10/30/91	3157	4348
Citrus	10/07/82	604	1403
Columbia	10/06/82	498	260
Dixie	10/07/82	85	2
Flagler	10/30/91	456	1348
Franklin	10/11/82	191	239
Gadsden	10/08/82	297	266
Gilchrist	10/07/82	98	657
Gulf	10/07/82	91	125
Hamilton	10/06/82	159	396
Hardee	10/07/82	281	339
Herdando	10/06/82	510	1386
Highlands	10/08/82	733	571
Hillsborough	10/06/82	4009	985
Jefferson	10/08/82	115	766
Lafayette	10/06/82	55	163
Lake	10/08/82	759	836
Leon	10/07/82	1041	20
Levy	10/06/82	198	511
Liberty	10/07/82	38	218
Madison	10/07/82	136	685
Marion	10/06/82	1128	717
Orange	10/07/82	3316	738
Osceola	10/11/82	606	68
Pasco	10/06/82	1212	1279
Pinellas	10/07/82	5411	1407
Polk	10/07/82	2110	93
Seminole	10/06/82	1416	535
Sumter	10/06/82	263	631
Suwanee	10/06/82	238	524
Taylor	10/07/82	178	879
Volusia	10/06/82	2391	1879
Wakulla	10/07/82	91	306

THIRTIETH SUPPLEMENTAL INDENTURE dated October 1, 1982
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/02/82	1450	90
Bay	12/06/82	916	1538
Brevard	10/30/91	3157	4364
Citrus	12/03/82	607	1034
Columbia	12/06/82	501	729
Dixie	12/06/82	86	49
Flagler	10/30/91	456	1364
Franklin	12/07/82	192	448
Gadsden	12/06/82	298	608
Gilchrist	12/03/82	100	18
Gulf	12/07/82	91	744
Hamilton	12/06/82	160	118
Hardee	12/08/82	283	11
Herdando	12/03/82	513	992
Highlands	12/07/82	738	221
Hillsborough	12/03/82	4033	293
Jefferson	12/06/82	117	9
Lafayette	12/06/82	55	444
Lake	12/03/82	763	19
Leon	12/07/82	1047	812
Levy	12/06/82	201	136
Liberty	12/08/82	38	547
Madison	12/07/82	137	808
Marion	12/07/82	1135	1015
Orange	12/06/82	3330	2301
Osceola	12/09/82	615	721
Pasco	12/06/82	1222	1592
Pinellas	11/23/82	5434	229
Polk	12/08/82	2121	118
Seminole	12/06/82	1425	1476
Sumter	12/06/82	265	768
Suwanee	12/07/82	240	699
Taylor	12/06/82	180	189
Volusia	12/06/82	2406	460
Wakulla	12/06/82	92	272

THIRTY-FIRST SUPPLEMENTAL INDENTURE dated November 1, 1991
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/05/91	1836	2215
Bay	12/04/91	1347	1335
Brevard	12/05/91	3165	1204
Citrus	12/04/91	917	725
Columbia	12/04/91	753	1847
Dixie	12/09/91	156	90
Flagler	12/04/91	458	1266
Franklin	12/04/91	364	11
Gadsden	12/04/91	386	1240
Gilchrist	12/09/91	182	573
Gulf	12/04/91	148	72
Hamilton	12/04/91	294	236
Hardee	12/04/91	420	322
Herdando	12/03/91	843	1139
Highlands	12/03/91	1161	1860
Hillsborough	12/04/91	6449	1412
Jefferson	12/04/91	225	39
Lafayette	12/05/91	87	430
Lake	12/04/91	1138	1083
Leon	12/04/91	1530	452
Levy	12/05/91	446	454
Liberty	12/04/91	68	508
Madison	12/04/91	258	173
Marion	12/04/91	1787	161
Orange	12/06/91	4352	22
Osceola	12/05/91	1042	587
Pasco	12/03/91	2071	503
Pinellas	11/13/91	7731	740
Polk	12/06/91	3041	1252
Seminole	12/05/91	2364	1942
Sumter	12/03/91	443	254
Suwanee	12/05/91	423	515
Taylor	12/04/91	296	232
Volusia	12/09/91	3712	968
Wakulla	12/05/91	185	524

THIRTY-SECOND SUPPLEMENTAL INDENTURE dated December 1, 1992
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/30/92	1888	2338
Bay	12/30/92	1410	42
Brevard	12/29/92	3256	2503
Citrus	12/29/92	965	231
Columbia	12/30/92	769	532
Dixie	12/30/92	165	484
Flagler	12/30/92	480	212
Franklin	12/30/92	399	1
Gadsden	12/30/92	399	1762
Gilchrist	12/30/92	194	693
Gulf	01/06/93	157	343
Hamilton	12/29/92	314	215
Hardee	12/31/92	439	211
Herdando	12/29/92	894	688
Highlands	12/29/92	1200	1665
Hillsborough	12/30/92	6838	810
Jefferson	12/30/92	250	196
Lafayette	12/30/92	92	129
Lake	12/30/92	1203	323
Leon	01/07/93	1611	2296
Levy	12/29/92	479	312
Liberty	12/30/92	73	427
Madison	12/30/92	292	205
Marion	12/29/92	1888	1815
Orange	12/30/92	4506	2985
Osceola	12/31/92	1102	2325
Pasco	12/29/92	3101	950
Pinellas	12/15/92	8120	1705
Polk	12/31/92	3185	899
Seminole	12/29/92	2525	1408
Sumter	12/29/92	471	468
Suwanee	12/29/92	449	469
Taylor	01/21/93	313	221
Volusia	12/30/92	3797	1647
Wakulla	12/31/92	204	765

THIRTY-THIRD SUPPLEMENTAL INDENTURE dated December 1, 1992
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/30/92	1888	2426
Bay	12/30/92	1410	130
Brevard	12/29/92	3256	2592
Citrus	12/29/92	965	319
Columbia	12/30/92	769	622
Dixie	12/30/92	165	572
Flagler	12/30/92	480	300
Franklin	12/30/92	399	89
Gadsden	12/30/92	399	1850
Gilchrist	12/30/92	195	1
Gulf	01/06/93	157	431
Hamilton	12/29/92	315	1
Hardee	12/31/92	439	299
Herdando	12/29/92	894	776
Highlands	12/29/92	1200	1754
Hillsborough	12/30/92	6838	898
Jefferson	12/30/92	250	285
Lafayette	12/30/92	92	217
Lake	12/30/92	1203	411
Leon	01/07/93	1611	2384
Levy	12/29/92	479	400
Liberty	12/30/92	73	515
Madison	12/30/92	292	293
Marion	12/29/92	1888	1903
Orange	12/30/92	4506	3073
Osceola	12/31/92	1102	2413
Pasco	12/29/92	3101	1038
Pinellas	12/15/92	8120	1795
Polk	12/31/92	3185	987
Seminole	12/29/92	2525	1496
Sumter	12/29/92	471	556
Suwanee	12/29/92	449	595
Taylor	01/21/93	313	309
Volusia	12/30/92	3797	1735
Wakulla	12/31/92	204	853

THIRTY-FOURTH SUPPLEMENTAL INDENTURE dated February 1, 1993
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	02/23/93	1895	1712
Bay	02/22/93	1418	1202
Brevard	02/22/93	3268	4928
Citrus	03/03/93	972	1372
Columbia	02/23/93	771	1030
Dixie	02/23/93	166	771
Flagler	02/23/93	483	86
Franklin	02/23/93	404	209
Gadsden	02/22/93	402	153
Gilchrist	02/22/93	196	612
Gulf	02/22/93	158	636
Hamilton	02/22/93	317	37
Hardee	02/26/93	442	29
Herdando	02/22/93	901	1009
Highlands	02/23/93	1206	1393
Hillsborough	02/23/93	6891	182
Jefferson	02/23/93	254	267
Lafayette	02/22/93	92	788
Lake	02/22/93	1211	1060
Leon	02/23/93	1621	51
Levy	02/22/93	484	459
Liberty	02/22/93	74	366
Madison	02/22/93	297	50
Marion	03/01/93	1902	1706
Orange	03/01/93	4527	4174
Osceola	02/23/93	1111	2070
Pasco	03/01/93	3118	1205
Pinellas	02/09/93	8173	382
Polk	02/22/93	3203	2186
Seminole	02/22/93	2547	765
Sumter	02/22/93	475	750
Suwanee	02/23/93	454	51
Taylor	02/25/93	314	853
Volusia	02/23/93	3808	3551
Wakulla	02/23/93	207	396

THIRTY-FIFTH SUPPLEMENTAL INDENTURE dated March 1, 1993
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	03/22/93	1898	2769
Bay	03/23/93	1423	659
Brevard	03/22/93	3275	3473
Citrus	03/22/93	975	1
Columbia	03/24/93	772	1536
Dixie	03/23/93	167	499
Flagler	03/23/93	484	1113
Franklin	03/22/93	407	47
Gadsden	03/22/93	403	66
Gilchrist	03/22/93	197	704
Gulf	03/22/93	159	388
Hamilton	03/22/93	320	1
Hardee	03/22/93	443	137
Herdando	03/22/93	905	480
Highlands	03/22/93	1210	47
Hillsborough	03/22/93	6917	972
Jefferson	03/24/93	257	40
Lafayette	03/23/93	93	218
Lake	03/23/93	1216	1165
Leon	03/23/93	1626	1941
Levy	03/23/93	487	375
Liberty	03/22/93	74	627
Madison	03/22/93	299	211
Marion	03/22/93	1910	738
Orange	03/23/93	4539	2634
Osceola	03/25/93	1115	2511
Pasco	03/22/93	3129	149
Pinellas	03/10/93	8200	2030
Polk	03/22/93	3214	1331
Seminole	03/22/93	2559	1330
Sumter	03/22/93	478	191
Suwanee	03/24/93	456	58
Taylor	03/26/93	316	580
Volusia	03/23/93	3814	4453
Wakulla	03/22/93	208	563

THIRTY-SIXTH SUPPLEMENTAL INDENTURE dated July 1, 1993
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	08/06/93	1919	2335
Bay	08/09/93	1447	1661
Brevard	08/05/93	3312	2304
Citrus	08/06/93	994	111
Columbia	08/09/93	778	736
Dixie	08/10/93	171	595
Flagler	08/06/93	493	183
Franklin	08/16/93	423	78
Gadsden	08/06/93	407	1440
Gilchrist	08/06/93	202	372
Gulf	08/06/93	162	831
Hamilton	08/06/93	326	301
Hardee	08/06/93	450	623
Herdando	08/09/93	925	1936
Highlands	08/06/93	1225	1608
Hillsborough	08/05/93	7071	222
Jefferson	08/10/93	266	252
Lafayette	08/09/93	95	394
Lake	08/06/93	1241	430
Leon	08/09/93	1660	1955
Levy	08/06/93	500	395
Liberty	08/06/93	76	362
Madison	08/06/93	312	20
Marion	08/06/93	1948	1022
Orange	08/09/93	4602	366
Osceola	08/06/93	1138	832
Pasco	08/05/93	3182	104
Pinellas	07/20/93	8342	522
Polk	08/05/93	3268	1251
Seminole	08/09/93	2627	330
Sumter	08/05/93	489	700
Suwanee	08/09/93	467	488
Taylor	08/06/93	323	490
Volusia	08/06/93	3848	2752
Wakulla	08/06/93	217	104

THIRTY-SEVENTH SUPPLEMENTAL INDENTURE dated December 1, 1993
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/29/93	1942	1768
Bay	12/29/93	1473	1090
Brevard	12/28/93	3353	2186
Citrus	12/29/93	1013	1791
Columbia	12/30/93	784	1174
Dixie	01/04/94	175	744
Flagler	12/30/93	503	269
Franklin	12/30/93	437	69
Gadsden	12/29/93	412	1638
Gilchrist	01/03/94	207	597
Gulf	12/29/93	166	710
Hamilton	12/29/93	334	78
Hardee	12/28/93	458	139
Herdando	12/30/93	947	1037
Highlands	12/29/93	1241	1888
Hillsborough	12/29/93	7235	1829
Jefferson	12/30/93	276	231
Lafayette	12/29/93	97	746
Lake	12/29/93	1267	2229
Leon	12/29/93	1698	1017
Levy	12/30/93	512	733
Liberty	12/29/93	78	291
Madison	12/29/93	324	302
Marion	12/29/93	1990	1962
Orange	12/29/93	4675	2208
Osceola	12/30/93	1163	2641
Pasco	12/29/93	3239	112
Pinellas	12/15/93	8502	2162
Polk	12/28/93	3327	562
Seminole	12/28/93	2703	466
Sumter	12/28/93	502	167*
Suwanee	12/29/93	478	324
Taylor	12/29/93	330	533
Volusia	12/29/93	3885	2736
Wakulla	12/30/93	224	727

*	Due to a scriveners error, the Thirty-Ninth and Fortieth Supplemental Indentures to the Original Indenture erroneously indicated a page number of 157.

THIRTY-EIGHTH SUPPLEMENTAL INDENTURE dated July 25, 1994
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	08/08/94	1975	2678
Bay	08/08/94	1516	432
Brevard	08/08/94	3412	3309
Citrus	08/08/94	1044	2108
Columbia	08/08/94	794	188
Dixie	08/11/94	183	3
Flagler	08/08/94	516	1458
Franklin	08/10/94	465	42
Gadsden	08/09/94	422	570
Gilchrist	08/10/94	216	477
Gulf	08/08/94	172	664
Hamilton	08/08/94	347	189
Hardee	08/08/94	471	495
Herdando	09/06/94	983	887
Highlands	08/08/94	1267	791
Hillsborough	08/10/94	7485	745
Jefferson	08/09/94	298	22
Lafayette	08/09/94	101	626
Lake	08/09/94	1311	1274
Leon	08/08/94	1754	594
Levy	08/08/94	533	45
Liberty	08/09/94	81	566
Madison	08/08/94	348	172
Marion	08/10/94	2060	1272
Orange	08/09/94	4779	4850
Osceola	08/08/94	1205	1060
Pasco	08/08/94	3326	1162
Pinellas	07/25/94	8734	1574
Polk	08/08/94	3423	2168
Seminole	08/08/94	2809	131
Sumter	08/08/94	524	256
Suwanee	08/08/94	500	170
Taylor	08/09/94	342	576
Volusia	08/11/94	3942	4371
Wakulla	08/10/94	239	322

THIRTY-NINTH SUPPLEMENTAL INDENTURE dated July 1, 2001
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	07/16/01	2371	1703
Bay	07/24/01	2052	225
Brevard	07/24/01	4387	206
Citrus	07/16/01	1440	322
Columbia	07/24/01	931	1741
Dixie	07/23/01	262	1
Flagler	07/24/01	758	320
Franklin	07/26/01	671	542
Gadsden	07/23/01	529	134
Gilcrest	07/23/01	2001	3068
Gulf	07/24/01	262	872
Hamilton	07/23/01	504	59
Hardee	07/23/01	614	764
Hernando	07/16/01	1437	619
Highlands	07/16/01	1556	1380
Hillsborough	07/23/01	10952	1626
Jefferson	07/23/01	471	268
Lafayette	07/23/01	169	348
Lake	07/16/01	1974	2275
Leon	07/23/01	2530	74
Levy	07/23/01	752	726
Liberty	07/23/01	124	311
Madison	07/24/01	587	48
Manatee	07/23/01	1692	6974
Marion	07/16/01	2987	1131
Orange	07/16/01	6302	3365
Osceola	07/16/01	1902	1112
Pasco	07/16/01	4667	77
Pinellas	07/13/01	11475	2488
Polk	07/16/01	4751	1
Seminole	07/16/01	4128	170
Sumter	07/16/01	894	40
Suwannee	07/23/01	877	77
Taylor	07/23/01	464	215
Volusia	07/17/01	4714	4356
Wakulla	07/23/01	414	599

FORTIETH SUPPLEMENTAL INDENTURE dated July 1, 2002
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	07/19/02	2486	439
Bay	07/19/02	2164	520
Brevard	07/01/01	4641	2591
Citrus	07/19/02	1521	2
Columbia	07/19/02	958	500
Dixie	07/19/02	277	1
Flagler	07/24/02	838	776
Franklin	07/24/02	706	23
Gadsden	07/19/02	548	415
Gilchrist*	07/19/02	Instrument Number 2002 3363
Gulf	07/19/02	285	369
Hamilton	07/19/02	530	143
Hardee	07/19/02	630	147
Hernando	07/19/02	1552	745
Highlands	07/19/02	1616	1919
Hillsborough	07/19/02	11790	0680
Jefferson	07/22/02	0492	0001
Lafayette	07/19/02	181	406
Lake	07/22/02	02145	1576
Leon	07/19/02	R2697	01718
Levy	07/19/02	795	531
Liberty	07/19/02	131	454
Madison	07/19/02	627	171
Manatee	07/19/02	1759	970
Marion	07/19/02	3203	0458
Orange	07/23/02	6573	5463
Osceola	07/22/02	2082	1419
Pasco	07/19/02	5012	1362
Pinellas	07/26/02	12128	1700
Polk	07/19/02	5064	0027
Seminole	07/23/02	4468	0429
Sumter	07/19/02	988	512
Suwannee	07/19/02	948	7
Taylor	07/19/02	484	562
Volusia	07/19/02	4898	2002
Wakulla	07/22/02	450	344

*	Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-FIRST SUPPLEMENTAL INDENTURE dated February 1, 2003
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	03/10/03	2620	1182
Bay	03/20/03	2252	1616
Brevard	03/10/03	4845	847
Citrus	03/10/03	1580	537
Columbia	03/10/03	976	2505
Dixie	03/10/03	285	654
Flagler	03/10/03	905	1523
Franklin	03/12/03	729	424
Gadsden	03/10/03	561	1091
Gilchrist*	03/10/03	Instrument Number 2003 1224
Gulf	03/10/03	301	432
Hamilton	03/10/03	543	358
Hardee	03/10/03	640	218
Hernando	03/07/03	1636	204
Highlands	03/10/03	1660	726
Hillsborough	03/10/03	12427	1748
Jefferson	03/10/03	507	98
Lafayette	03/10/03	189	107
Lake	03/10/03	2276	2224
Leon	03/11/03	2827	95
Levy	03/10/03	826	208
Liberty	03/11/03	136	479
Madison	03/09/03	653	69
Manatee	03/07/03	1809	6624
Marion	03/10/03	3363	1414
Orange	03/10/03	6820	89
Osceola	03/10/03	2208	1762
Pasco	03/07/03	5267	216
Pinellas	03/06/03	12582	1011
Polk	03/06/03	5289	1762
Seminole	03/10/03	4745	970
Sumter	03/07/03	1052	4
Suwannee	03/10/03	995	83
Taylor	03/10/03	497	542
Volusia	03/10/03	5033	4056
Wakulla	03/10/03	478	79

*	Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-SECOND SUPPLEMENTAL INDENTURE dated April 1, 2003
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	05/27/2003	2676	753
Bay	05/27/2003	2283	585
Brevard	06/06/2003	4935	345
Citrus	05/23/2003	1604	305
Columbia	05/23/2003	984	87
Dixie	05/23/2003	289	447
Flagler	05/27/2003	935	151
Franklin	05/27/2003	739	166
Gadsden	05/23/2003	566	840
Gilchrist*	05/23/2003	Instrument Number 2003002716
Gulf	05/27/2003	307	784
Hamilton	05/23/2003	549	1
Hardee	05/28/2003	644	670
Hernando	05/23/2003	1671	1084
Highlands	05/23/2003	1676	1168
Hillsborough	05/28/2003	12682	320
Jefferson	05/23/2003	512	367
Lafayette	05/23/2003	191	373
Lake	05/22/2003	2324	1507
Leon	05/28/2003	2874	1027
Levy	05/27/2003	837	42
Liberty	05/27/2003	138	218
Madison	05/23/2003	664	225
Manatee	05/28/2003	1831	1979
Marion	05/30/2003	3426	1046
Orange	05/23/2003	6925	2125
Osceola	05/22/2003	2256	2207
Pasco	05/23/2003	5370	1906
Pinellas	05/23/2003	12767	1631
Polk	05/23/2003	5372	1233
Seminole	05/30/2003	4843	1879
Sumter	05/30/2003	1076	307
Suwannee	05/23/2003	1013	263
Taylor	05/28/2003	502	773
Volusia	06/02/2003	5084	4311
Wakulla	05/23/2003	488	388

*	Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-THIRD SUPPLEMENTAL INDENTURE dated November 1, 2003
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	12/30/2003	2831	1359
Bay	01/12/2004	2385	484
Brevard	01/08/2004	5166	2137
Citrus	12/29/2003	1675	939
Columbia	12/30/2003	1003	767
Dixie	12/30/2003	300	401
Flagler	12/29/2003	1024	1365
Franklin	12/30/2003	769	78
Gadsden	12/29/2003	580	1923
Gilchrist*	12/30/2003	Instrument Number 2003006794
Gulf	12/30/2003	327	232
Hamilton	12/29/2003	563	163
Hardee	12/29/2003	656	951
Hernando	12/31/2003	1776	1140
Highlands	12/29/2003	1727	647
Hillsborough	12/31/2003	13433	1463
Jefferson	12/30/2003	530	192
Lafayette	12/30/2003	199	454
Lake	12/30/2003	2478	691
Leon	01/08/2004	3018	255
Levy	01/05/2004	868	897
Liberty	12/30/2003	142	561
Madison	12/30/2003	695	129
Manatee	12/30/2003	1891	3077
Marion	01/05/2004	3610	1489
Orange	12/30/2003	7245	2525
Osceola	01/07/2004	2418	906
Pasco	12/30/2003	5676	531
Pinellas	12/23/2003	13265	2523
Polk	12/29/2003	5624	1278
Seminole	12/30/2003	5149	1458
Sumter	01/06/2004	1156	447
Suwannee	12/30/2003	1065	398
Taylor	12/30/2003	516	670
Volusia	12/29/2003	5232	3126
Wakulla	12/29/2003	518	436

*	Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-FOURTH SUPPLEMENTAL INDENTURE dated August 1, 2004
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	09/08/2004	2989	679
Bay	09/20/2004	2503	1164
Brevard	09/10/2004	5358	4062
Citrus	09/08/2004	1761	1476
Columbia	09/08/2004	1025	1081
Dixie	09/08/2004	313	405
Flagler	09/10/2004	1141	1282
Franklin	09/07/2004	811	160
Gadsden	09/09/2004	596	209
Gilchrist*	09/08/2004	Instrument Number 2004004967
Gulf	09/08/2004	351	826
Hamilton	09/08/2004	579	91
Hardee	09/07/2004	669	579
Hernando	09/09/2004	1897	1207
Highlands	09/07/2004	1787	1955
Hillsborough	09/16/2004	14220	1091
Jefferson	09/08/2004	552	115
Lafayette	09/10/2004	209	329
Lake	09/09/2004	2652	1330
Leon	09/10/2004	3158	1432
Levy	09/08/2004	905	525
Liberty	09/09/2004	148	295
Madison	09/08/2004	728	181
Manatee	09/09/2004	1955	6519
Marion	09/14/2004	3819	714
Orange	09/17/2004	7618	4387
Osceola	09/15/2004	2595	1666
Pasco	09/15/2004	6027	311
Pinellas	09/09/2004	13817	1552
Polk	09/09/2004	5915	905
Seminole	09/14/2004	5450	663
Sumter	09/17/2004	1267	646
Suwannee	09/08/2004	1133	1
Taylor	09/07/2004	532	603
Volusia	09/16/2004	5399	4694
Wakulla	09/08/2004	556	566

*	Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-FIFTH SUPPLEMENTAL INDENTURE dated May 1, 2005
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	05/25/2005	3130	992
Bay	05/26/2005	2614	528
Brevard	05/31/2005	5474	4268
Citrus	06/03/2005	1862	2370
Columbia	05/26/2005	1047	766
Dixie	05/27/2005	327	196
Flagler	05/26/2005	1254	1518
Franklin	05/26/2005	853	323
Gadsden	05/26/2005	612	684
Gilchrist*	05/26/2005	Instrument Number 2005003072
Gulf	05/26/2005	378	613
Hamilton	05/26/2005	594	4
Hardee	05/25/2005	683	104
Hernando	05/27/2005	2032	1078
Highlands	05/25/2005	1856	568
Hillsborough	06/01/2005	15064	90
Jefferson	05/24/2005	565	810
Lafayette	05/27/2005	220	324
Lake	05/26/2005	2843	2013
Leon	05/27/2005	3297	1711
Levy	05/26/2005	948	157
Liberty	05/27/2005	154	54
Madison	05/27/2005	760	251
Manatee	05/27/2005	2024	1257
Marion	06/07/2005	4061	390
Orange	05/24/2005	7983	1610
Osceola	06/09/2005	2802	2269
Pasco	05/27/2005	6391	357
Pinellas	05/23/2005	14330	1811
Polk	05/31/2005	6225	332
Seminole	05/27/2005	5741	1576
Sumter	05/26/2005	1382	1
Suwannee	05/26/2005	1199	54
Taylor	05/27/2005	549	201
Volusia	06/03/2005	5567	2445
Wakulla	05/27/2005	595	778

*	Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-SIXTH SUPPLEMENTAL INDENTURE dated September 1, 2007
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	10/15/2007	3691	1036
Bay	10/15/2007	2984	1808
Brevard	10/19/2007	5819	7058
Citrus	10/16/2007	2167	1649
Columbia	10/15/2007	1133	1243
Dixie	10/18/2007	379	107
Flagler	10/16/2007	1620	800
Franklin	10/15/2007	950	1
Gadsden	10/17/2007	681	453
Gilchrist*	10/16/2007	Instrument Number 2007006252
Gulf	10/18/2007	448	17
Hamilton	10/15/2007	652	1
Hardee*	10/17/2007	Instrument Number 200725009084
Hernando	10/15/2007	2499	1518
Highlands	10/16/2007	2103	1577
Hillsborough	10/17/2007	18191	597
Jefferson*	10/19/2007	Instrument Number 200733129980
Lafayette	10/16/2007	262	275
Lake	10/16/2007	3524	2021
Leon	10/16/2007	3778	1808
Levy	10/15/2007	1097	616
Liberty	10/15/2007	175	1
Madison	10/15/2007	881	284
Manatee	10/16/2007	2231	362
Marion	10/16/2007	4910	461
Orange	10/17/2007	9473	4445
Osceola	10/15/2007	3578	1571
Pasco	10/16/2007	7663	343
Pinellas	10/11/2007	16013	1452
Polk	10/16/2007	7455	1559
Seminole	11/20/2007	6871	27
Sumter	10/16/2007	1854	167
Suwannee	10/15/2007	1420	130
Taylor	10/15/2007	610	413
Volusia	10/16/2007	6141	278
Wakulla	10/15/2007	731	256

*	Gilchrist, Hardee and Jefferson Counties utilize an instrument number indexing system rather than a book/page indexing system.

Surface Transportation Board filing : Document number 27455, recorded on April 7, 2008

FORTY-SEVENTH SUPPLEMENTAL INDENTURE dated December 1, 2007
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	1/11/2008	3729	1099
Bay	1/11/2008	3012	924
Brevard	1/16/2008	5838	4532
Citrus	1/11/2008	2187	112
Columbia	1/11/2008	1140	1338
Dixie	1/17/2008	383	1
Flagler	1/14/2008	1638	232
Franklin	1/11/2008	956	429
Gadsden	1/15/2008	686	1438
Gilchrist*	1/11/2008	Instrument number 2008000227
Gulf	1/14/2008	452	419
Hamilton	1/11/2008	656	256
Hardee*	1/10/2008	Instrument number 200825000197
Hernando	1/11/2008	2525	829
Highlands	1/10/2208	2119	119
Hillsborough	1/14/2008	18375	428
Jefferson*	1/11/2008	Instrument number 200833000172
Lafayette	1/14/2008	265	337
Lake	1/11/2008	3567	2417
Leon	1/14/2008	3812	243
Levy	1/11/2008	1108	521
Liberty	1/14/2008	176	526
Madison	1/11/2008	891	71
Manatee	1/11/2008	2242	4715
Marion	1/14/2008	4964	518
Orange	2/18/2008	9602	277
Osceola	1/10/2008	3624	1400
Pasco	1/11/2008	7735	1309
Pinellas	1/15/2008	16119	240
Polk	1/14/2008	7530	1569
Seminole	1/14/2008	6907	866
Sumter	1/11/2008	1891	308
Suwannee	1/11/2008	1436	400
Taylor	1/11/2008	615	164
Volusia	1/14/2008	6179	2404
Wakulla	1/11/2008	741	22

*	Gilchrest, Hardee and Jefferson Counties utilize an instrument number indexing system rather than a book/page indexing system.

Surface Transportation Board filing: Document number 27455-A, recorded on April 7, 2008

FORTY-EIGHTH SUPPLEMENTAL INDENTURE dated June 1, 2008
STATE OF FLORIDA

County	Date of Recordation	Book	Page
Alachua	6/13/2008	3799	651
Bay	6/30/2008	3063	715
Brevard	7/02/2008	5874	3269
Citrus	6/13/2008	2223	1494
Columbia	6/30/2008	1153	1442
Dixie	7/01/2008	391	1
Flagler	7/01/2008	1669	378
Franklin	6/30/2008	968	373
Gadsden	6/30/2008	696	1067
Gilchrist*	7/03/2008	Instrument number 2008003591
Gulf	6/30/2008	461	1
Hamilton	6/30/2008	665	310
Hardee*	6/27/2008	Instrument number 200825005011
Hernando	6/13/2008	2570	1746
Highlands	6/13/2008	2145	308
Hillsborough	7/02/2008	18729	956
Jefferson*	6/30/2008	Instrument number 200833002125
Lafayette*	7/08/2008	Instrument number 200834001431
Lake	6/13/2008	3640	1530
Leon	6/30/2008	3875	1363
Levy	6/13/2008	1127	115
Liberty	7/07/2008	181	252
Madison	6/30/2008	912	285
Manatee	6/27/2008	2264	7699
Marion	6/13/2008	5051	1339
Orange	6/13/2008	9711	4102
Osceola	6/13/2008	3699	1687
Pasco	6/13/2008	7860	610
Pinellas	6/12/2008	16285	454
Polk	6/13/2008	7653	1238
Seminole	6/13/2008	7011	1530
Sumter	6/13/2008	1961	271
Suwannee	6/30/2008	1470	367
Taylor	6/30/2008	624	665
Volusia	6/13/2008	6243	719
Wakulla	6/30/2008	759	351

*	Gilchrest, Hardee, Jefferson and Lafayette Counties utilize an instrument number indexing system rather than a book/page indexing system.

Surface Transportation Board filing: Document number 27455-B, recorded on August 6, 2008

EXHIBIT B
PROPERTY DESCRIPTIONS

Doc				Record
Type	Grantor	County	State	Date	Deed Book	Deed Page	Section Township Range	Notes
D	THAYER, JR. THOMAS A., D/B/A T-TWO GROVES	POLK	FL	9/17/2007	7427	2202	35-28S-27E	The West 800 feet of the South 1/2 of the Southwest 1/4 of the Northwest 1/4 of Section 35, Township 28 South, Range 27 East, in Polk County, Florida, LESS AND EXCEPT parcel recorded in OR Book 5176, Page 961, and a parcel recorded in OR Book 427, Page 715, all of the Public records of Polk County, Florida, LESS AND EXCEPT right-of-way of record for State Road 17 (Alternate U.S. Highway 27-Scenic Highway). (DUNDEE SUBSTATION EXPANSION)

TR	AMESTOY, RICHARD B.; JOHN I WHITWORTH III; MARK A. PERRY	POLK	FL	12/5/07	7498	507	16-30S-26E; 15-30S-26E;	ITEM 60(PF) — BEG AT THE SW COR OF BLK 18, ALTURAS, PLAT 4/62, M & B; ITEM 60.01(PF) — COM AT THE NW COR OF THE NE 1/4 OF THE SW 1/4 OF SEC 15, M & B;

TR	INTERNAL IMPROVEMENT TRUST FUND	SUMTER	FL	12/13/07	1879	574	01-23S-23E; 12-23S-23E; 13-23S-23E; 25-23S-23E; 36-23S-23E; 01-24S-23E; 02-24S-23E; 03-24S-23E; 04-24S-23E; 05-24S-23E; 24-23S-23E;	EASEMENT IS FOR SUMTER COUNTY ONLY; M & B, BEGIN AT NE CORNER OF SEC 1/23/23; EXPIRES 12/16/2057 WITH NO RENEWAL OPTION

TR	HAWTHORNE, SR., GREGORY L.	POLK	FL	12/20/07	7513	532	04-29S-27E;	M & B; WASHINGTON PARK, LOT 6, BLK 3, PLAT 31/38, COM AT THE S 1/4 COR OF SEC

TR	RAGNAUTH, JAIPERSAUD AND DEENAH RAGNAUTH	POLK	FL	12/20/07	7513	526	04-29S-27E;	M & B; WASHINGTON PARK, LOTS 7 AND 8, BLK 6, PLAT 31/38, COM AT THE S 1/4 COR OF SEC

TR	SANCHEZ, RADHAMES A. AND SHAWN L. SANCHEZ	ORANGE	FL	12/27/07	9546	2648	13-22S-28E;	WESTWOOD HEIGHTS, LOT 58, BLK A

TR	GINKEL TRUST, LESTER E. (THE); GINKEL TRUST, EVANGELINE L. (THE); KENDON LYNN GINKEL	ORANGE	FL	1/2/08	9550	4857	13-22S-28E;	SILVER STAR TERRACE, LOTS 24, 25 & 26, A PARCEL OF LAND LYING WHOLLY WITHIN THE NE 1/4 OF THE NE 1/4 OF SEC, BEG AT THE SW COR OF THAT PARCEL

TR	GRANT, TONY	ORANGE	FL	1/2/08	9550	4862	13-22S-28E;	SP DEVELOPMENT, LOT 2, A PARCEL OF LAND LYING AND BEING WHOLLY WITHIN THE NW 1/4 OF THE NE 1/4 OF SEC, COM AT THE SE COR OF LOT

TR	BOSSERMAN REVOCABLE TRUST, KENNETH E.; BOSSERMAN, GLADYS T., CO-TRUSTEE AND RICHARD E. BOSSERMAN, SUCCESSOR CO-TRUSTEE	LAKE	FL	1/3/08	3562	1132	01-22S-25E;	M & B; FROM NW COR GOVT LOT 1

TR	INFANTE, OMAYRA	ORANGE	FL	1/8/08	9558	2558	13-22S-28E;	M & B; SILVER STAR HOMES, LOT 1, LYING WITHIN THE NE 1/4 OF THE NW 1/4 OF SEC, COM AT THE SW COR OF THE SW 1/4 OF THE NE 1/4 OF THE NW 1/4 OF SEC

TR	LEGVOLD, TERRY L.	ORANGE	FL	1/8/08	9558	2573	13-22S-28E;	M & B; SILVER STAR HOMES, LOT 20, LYING WITHIN THE NW 1/4 OF THE NE 1/4 OF SEC, OR 6259/5236, COM AT THE SE COR OF LOT 20, PLAT W/117

TR	PROSPER, MAX B. AND MARIE PROSPER	ORANGE	FL	1/8/08	9558	2568	13-22S-28E;	M & B; SILVER STAR TERRACE, LOT 21, PART 22, LYING WITHIN THE NW 1/4 OF THE NE 1/4 OF SEC, COM AT THE SW COR OF PARCEL OF LAND AS RECORDED IN OR 8712/2410

TR	SILVERSTAR2000 AS TRUSTEE	ORANGE	FL	1/8/08	9558	2563	13-22S-28E;	S 175’ OF E 180’ OF SE 1/4 OF NE 1/4 OF NW 1/4; COM AT THE SW COR OF THE NW 1/4 OF THE NE 1/4 OF SEC

Doc				Record
Type	Grantor	County	State	Date	Deed Book	Deed Page	Section Township Range	Notes
TR	CARR, KEITH EDWIN AND NANCY ANN CARR	LAKE	FL	1/16/08	3569	1523	35-21S-25E;	M & B; E 1/2 OF SE 1/4 OF SW 1/4

TR	ALANCARL, LLC.	POLK	FL	1/22/08	7535	1006	09-29S-27E;	M & B; BEG SW COR OF SW 1/4 OF SW 1/4

TR	PAYARKISA, SUMRIT DECOSEY	POLK	FL	1/22/08	7535	1012	09-29S-27E;	THE W 59.45’ OF THE E 620.45’ OF THE S 132’ OF THE N 462’ OF THE W 1/2 OF THE NW 1/4 OF THE NE 1/4 OF SEC

TR	SAFE-T-STORAGE, INC.	LAKE	FL	1/22/08	3571	2273	36-21S-25E;	M & B; COM AT THE SE COR OF SEC

TR	GASQUE III, BRAD AND VICTORIA GASQUE AKA VICTORIA PETERSEN	SUMTER	FL	1/23/08	1895	198	18-20S-23E	ABANDONED RAILROAD CORRIDOR;

TR	ROBINSON, WILLIAM AND THOMAS ROBINSON	POLK	FL	1/23/08	7537	1477	09-29S-27E;	LOT 12, ROBINSON’S 2MD SUBD, PLAT 37/4

TR	WAVERLY GROWERS COOPERATIVE	POLK	FL	1/23/08	7437	1483	04-29S-27E;	BLK 3, LOT 7 OF WASHINGTON PARK SUBD, PLAT 31/38

TR	WAVERLY GROWERS COOPERATIVE	POLK	FL	1/23/08	7537	1489	04-29S-27E;	BLK 2, LOTS 5 AND 6 FO THE WASHINGTON PARK SUBD, PLAT 31/38

TR	WAVERLY GROWERS COOPERATIVE	POLK	FL	1/23/08	7537	1495	04-29S-27E;	M & B; COM AT THE SW COR OF THE SW 1/4 OF SEC

TR	MOORE, BARBARA L., FAMILY TRUST; BARBARA L. MOORE; JAMES DOUGLAS MANN; GEORGE W. MANN III; SYLVIA PEGGY C. MANN, TRUSTEE OF THE SYLVIA PEGGY C. MANN REVOCABLE LIVING TRUST	POLK	FL	1/28/08	7540	1067	04-29S-27E;	M & B; WASHINGTON PARK, BEG AT THE N 1/4 COR OF SEC

TR	OKAMARION VENTURES, LLC.	POLK	FL	1/28/08	7540	1081	09-29S-27E;	M & B; NW COR OF THE SE 1/4 OF THE SW 1/4 OF SEC

TR	OKAMARION VENTURES, LLC.	POLK	FL	1/28/08	7540	1085	09-29S-27E; 08-29S-27E	M & B; SW 1/4 AND THE NE 1/4 OF THE SW 1/4 OF SEC

TR	WASHINGTON, ROBERT, REVOCABLE TRUST	POLK	FL	1/28/08	7540	1075	30-29S-27E;	SE 1/4 OF THE SW 1/4 OF SEC, COM AT THE S 1/4 OF SEC

TR	ALDI, LLC.	POLK	FL	3/13/08	7576	2265	04-28S-27E	M & B; COM AT THE SE COR OF THE SE 1/4 OF SEC

TR	HILLTOP OF HAINES CITY, INC.	POLK	FL	3/13/08	7576	2261	04-28S-27E	M & B; COM AT THE SE COR OF THE SE 1/4 OF SEC

TR	IVEY GROVES, LTD	POLK	FL	3/13/08	7576	494	06-30S-27E;	NW COR OF THE E 1/2 OF THE E 1/2 OF THE NW 1/4 OF SEC

TR	POLK COUNTY	POLK	FL	3/13/08	7576	488	09-29S-27E;	M & B; THAT PART OF THE SW 1/4 OF THE NE 1/4 OF SEC, COM AT THE NW COR OF THE SW 1/4 OF THE NE 1/4 OF SEC

TR	SWEET, SAMUEL	POLK	FL	3/13/08	7576	498	09-29S-27E;	THE S 125’ OF THE N 960’ OF THE W 1/2 OF THE NW 1/4 OF THE NE 1/4, LYING E OF HODGE RD

TR	MOUNT MORIAH PRIMITIVE BAPTIST CHURCH, INC.	POLK	FL	3/24/08	7585	590	09-29S-27E;	M & B; S 50’ OF N 1060’ OF W 1/2 OF NW 1/4 OF NE 1/4 OF SEC, COM AT THE NW COR OF SEC

TR	DEPUE RANCH, LLC.	PASCO	FL	4/25/08	7820	900	04-26S-20E	M & B; COM AT THE INTERSECTION OF THE S BOUNDARY OF THE SE 1/4 OF SEC WITH THE SELY ROW LINE OF CR 577, OR 5916/525

D	GONZALEZ, GARY B. AND CONSTANCE H. GONZALEZ	ORANGE	FL	4/25/08	9671	536	19-22S-32E	LOTS 4, 5, 6 AND 7, SEAWARD PLANTATION ESTATES, PLAT T/109

Doc Type	Grantor	County	State	Record Date	Deed Book	Deed Page	Section Township Range	Notes
TR	NUTT, DENNIS AKA ROBERT DENNIS NUTT AND MARY F. NUTT	PASCO	FL	4/25/08	7820	884	03-26S-20E	M & B; COM AT THE SW COR OF SEC, OR 313/404 AND COM AT THE SW COR OF SEC, OR 273/222 AND COM AT THE NW COR OF THE NW 1/4 OF THE NE 1/4 OF SEC, OR 313/404

TR	NUTT, MARY F. REVOCABLE TRUST	PASCO	FL	4/25/08	7820	895	03-26S-20E	M & B; COM AT THE NW COR OF THE NW 1/4 OF THE NE 1/4 OF SEC, OR 5606/859

D	TARNECKI, KEITH ; JAMES T. SHOW; SUSAN SHOW	ORANGE	FL	4/25/08	9671	2792	19-22S-32E	LOT 3, BLK A, SEAWARD PLANTATION ESTATES, PLAT T/109

TR	I-4 HOWLAND INVESTMENTS, LLC	VOLUSIA	FL	6/11/08	6242	674	07-18S-31E;	WLY 80’ OF THE ELY 150’ OF THE NE 1/4 OF SEC

TR	PINELLAS COUNTY	PINELLAS	FL	6/12/08	16285	402	17-30S-15E;	Part of Lot 1 of Pinellas Groves PB 1 PG 55; Fee Sale with Easement Reservation

TR	SUWANNEE COUNTY	SUWANNEE	FL	6/20/08	1468	338	21-05S-15E;	M & B; THE N 33’ OF THE W 1/2 OF THE NW 1/4 OF SEC, COM AT THE NW COR OF SEC

TR	301 INVESTMENT LAND TRUST, LOWELL F. CLARK TRUSTEE	SUMTER	FL	7/7/08	1970	551	24-20S-22E	NW 1/4 OPF NW 1/4 OF SEC

TR	ARMSTRONG REUNION, LLC.	POLK	FL	7/8/08	7671	1094	03-26S-27E	M & B; A PORTION OF THE NE 1/4 OF THE NE 1/4 OF SEC, BEG AT THE NW COR OF THE W 1/2 OF THE NE 1/4 OF THE NE 1/4 OF SEC

TR	GRANT, JEFFREY T.; MARIE GRANT MACKEY	POLK	FL	7/23/08	7682	1402	06-26S-28E;	BEING PART OF THE W 1/4 OF THE SE 1/4 OF THE SW 1/4 OF SEC

D	CENTER LAKE PROPERTIES, LTD.	LAKE	FL	7/30/08	3659	2237	02-23S-26E;	COM AT THE E 1/4 OF SEC, THEN M & B:

TR	AMOS, GERALD AND BARBARA AMOS	POLK	FL	7/31/08	7687	1935	25-27S-27E;	LOT 9, HALA HEIGHTS SUBD, PLAT 58/46

TR	CONNER, DARYL H. FKA DARLY H. WALKER FKA DARYL H. TOADVINE AND DANNY C. CONNER	POLK	FL	7/31/08	7687	1893	13-28S-27E;	W 1/4 OF THE W 1/2 OF THE SE 1/4 OF THE SE 1/4 OF SEC

TR	DUNN, EUGENE WILSON AND KARRIE DIANE DUNN	POLK	FL	7/31/08	7687	1886	25-27S-27E;	NE 1/4 OF THE SE 1/4 OF THE NE 1/4 OF SEC

TR	GREENLEE, GREGORY J.	POLK	FL	7/31/08	7687	1928	25-27S-27E;	E 1/2 OF THE SW 1/4 OF THE NE 1/4 OF SEC

TR	IRMA GAMEZ	POLK	FL	7/31/08	7687	1914	25-27S-27E;	LOT 7, HALA HEIGHTS SUBD, PLATN 58/46

TR	JACKSON, CARRIE M.	POLK	FL	7/31/08	7687	1970	25-27S-27E;	NE 1/4 OF THE SE 1/4 OF THE NE 1/4, BEING LOTS 16 AND 17 ON UNREC SURVEY IN SEC

TR	JOHNSON, ROBERT C. AND TINA JOHNSON	POLK	FL	7/31/08	7687	1921	25-27S-27E;	LOT 10, HALA HEGHTS USBD, PLAT 58/46

TR	JONES, TERRY E.	POLK	FL	7/31/08	7687	1977	25-27S-27E;	SE 1/4 OF THE NE 1/4 OF SEC

TR	KANE, VALERIE M., AS TRUSTEE OF THE KANE REVOKABLE TRUST	POLK	FL	7/31/08	7687	1949	36-28S-27E;	W 1/2 OF THE SW 1/4 OF THE SE 1/4 OF THE NW 1/4 OF SEC

TR	LAWSON, DAVID R. AND DEBRA LAWSON	POLK	FL	7/31/08	7687	1900	13-28S-27E;	W 1/2 OF THE S 1/4 OF THE NE 1/4 OF THE SE 1/4 OF SEC

TR	LEMUS, MIGUEL AND VIRGINIA LEMUS	POLK	FL	7/31/08	7687	1907	25-27S-27E;	LOT 8, HALA HEIGHTS SUBD, PLAT 58/46

TR	MATHER, MARK	POLK	FL	7/31/08	7687	1963	25-27S-27E;	SE COR OF THE S 1/2 OF THE SE 1/4 OF THE NE 1/4 OF SEC

Doc Type	Grantor	County	State	Record Date	Deed Book	Deed Page	Section Township Range	Notes
TR	MITCHEM, CHARLES	POLK	FL	7/31/08	7687	1956	25-27S-27E	LOT 6, HALA HEIGHTS SUBD, PLAT 58/46

TR	VICKERS, ROGER	POLK	FL	7/31/08	7687	1879	06-26S-28E;	S 100’ OF THE N 300’ OF THE SE 1/4 OF SW 1/4 LYING W OF US 92 IN SEC

TR	YAGER, ROBERT E. AND ANN W. YAGER	POLK	FL	7/31/08	7687	1942	25-27S-27E;	LOT 12, HALA HEIGHTS SUBD, PLAT 58/46

TR	CARPENTER, SUSAN H.	ORANGE	FL	8/6/08	9740	6122	23-22S-27E;	MOORES SUBD, LOT 5, PLAT R/138

TR	CHO, BUM AND YOUNG JAE CHO	ORANGE	FL	8/6/08	9740	6114	23-22S-27E;	MOORES SUBD, LOTS 2 AND 3, PLAT R/138

TR	GLOVER, JOHN P. AND NINA J. GLOVER	ORANGE	FL	8/6/08	9740	6118	23-22S-27E;	MOORES SUBD, LOT 4, PLAT R/138

TR	PARKHURST, THOMAS J. AND ELIZABETH D. PARKHURST	ORANGE	FL	8/6/08	9740	6116	23-22S-27E;	OVERSTREET CRATE COMPANY SUBD ADDITION TO WINTER GARDEN, LOT 1, BLK B, PLAR F/9

TR	PORTER, FLOYD RAYMOND	ORANGE	FL	8/6/08	9740	6120	23-22S-27E;	OVERSTREET CRATE COMPANY SUBD ADDITION TO WINTER GARDEN, LOT 1, BLK B, PLATF/9

TR	PORTER, JANET	ORANGE	FL	8/6/08	9740	6112	23-22S-27E;	OVERSTREET CRATE COMPANY SUBD, LOT 1, BLK B, PLAT F/9

TR	BONILLA, SANDRA	PASCO	FL	8/21/08	7910	24	22-24S-21E;	LOTS 1, 24, 25, 26, 27, 28, BLK 8, LAKE GEORGE, PLAT 4/32

TR	ABEAR, ELMER AND IMELAD ABEAR	POLK	FL	8/22/08	7703	1444	24-27S-27E;	N 330.25’ OF THE E 131.92’ OF THE E 1/2 OF THE NE 1/4 OF THE SE 1/4 OF SEC

TR	COEN, JR., MARTIN M.	ORANGE	FL	8/22/08	9746	5407	23-22S-27E;	SOLOMON SUBD, LOT 4, PLAT Q/169

TR	INTERIANO, VERNON	POLK	FL	8/22/08	7703	1381	25-27S-27E;	E PART OF THE NE 1/4 OF THE NE 1/4 OF THE NE 1/4 OF SEC

TR	LIVELY, EDWARD LEE	POLK	FL	8/22/08	7703	1395	06-26S-28E;	PART OF THE SE 1/4 OF TEH SW 1/4 OF THE NW 1/4 OF SEC

TR	LIVELY, EDWARD LEE	POLK	FL	8/22/08	7703	1388	06-26S-28E;	PART OF THE SE 1/4 OF THE SW 1/4 OF THE NW 1/4 OF SEC

TR	LOPEZ, JORGE; ALVARO GARCIA; OFELIA GARCIA;	ORANGE	FL	8/22/08	9746	5404	23-22S-27E;	M & B; OVERSTREET CRATE COMPANYS ADDITION TO WINTER GARDEN, LOT 2, PLAT F/9

TR	LOPEZ, SALVADOR	POLK	FL	8/22/08	7703	1473	36-27S-27E;	THE NE 1/4 OF THE NW 1/4 OF SEC

TR	LOPEZ, SALVADOR AND AGUSTINA R. LOPEZ	POLK	FL	8/22/08	7703	1466	25-27S-27E;	THE SW 1/4 OF THE SE 1/4 OF SEC

TR	LOPEZ, SR., SALVADOR	POLK	FL	8/22/08	7703	1437	25-27S-27E;	PART OF THE NW 1/4 OF THE SE 1/4 OF SEC

TR	LOPEZ, SR., SALVADOR	POLK	FL	8/22/08	7703	1458	25-27S-27E;	PART OF THE NW 1/4 OF THE SE 1/4 OF SEC

TR	LOPEZ, SR., SALVADOR	POLK	FL	8/22/08	7703	1451	25-27S-27E;	PART OF THE NW 1/4 OF THE SE 1/4 OF SEC

TR	MONK, RONALD B.; THOMAS MC LARRIN	ORANGE	FL	8/22/08	9746	5409	23-22S-27E;	M.C. BRITT SUBD NO. 1, LOTS 10 AND 11, PLATK/145

TR	MORRIS, SHIRLEY ROSITA	POLK	FL	8/22/08	7703	1374	13-28S-27E;	S 1/2 OF THE N 1/2 OF THE NE 1/4 OF THE SE 1/4 OF SEC

TR	MOYE, STEPHEN L. AND SHIRLEY S. MOYE	POLK	FL	8/22/08	7703	1416	12-28S-27E;	E PART OF THE E 1/2 OF THE SW 1/4 OF THE SE 1/4 OF SEC

TR	MOYE, STEPHEN L. AND SHIRLEY S. MOYE	POLK	FL	8/22/08	7703	1409	12-28S-27E;	W 2’ OF THE SE 1/4 OF THE SE 1/4 OF SEC

Doc Type	Grantor	County	State	Record Date	Deed Book	Deed Page	Section Township Range	Notes
TR	NEW MACEDONIA CHURCH AND MINISTRIES, INC.	ORANGE	FL	8/22/08	9746	5411	23-22S-27E;	SOLOMON SUBD, LOTS 5 AND 6, PLAT Q/169

TR	PREVATT, TEMPIE ANN	POLK	FL	8/22/08	7703	1480	25-27S-27E;	E 1/2 OF THE SE 1/4 OF THE NE 1/4 OF THE NE 1/4 OF THE NE 1/4

TR	PRINCE, BETTY JANE	ORANGE	FL	8/22/08	9746	5402	23-22S-27E;	THE N 10’ OF THE E 46.55’ OF THE W 79.5’ OF LOT 1, BLK B, OVERSTREET CRATE COMPANYS ADDITION TO WINTER GARDEN, PLAT F/9

TR	SMITH, PAUL AND PENNY SMITH	POLK	FL	8/22/08	7703	1487	25-27S-27E;	E 1/2 OF THE SE 1/4 OF THE NE 1/4 OF THE NE 1/4 OF SEC

TR	SOUTHERLAND, JOSEPH DAVID AND BRIDGET LYNN SOUTHERLAND	POLK	FL	8/22/08	7703	1430	25-27S-27E;	LOT 13, HALA HEIGHTS SUBD, PLAT 58/46

TR	STAMEY, THOMAS S. AND RHONDA M. STAMEY	POLK	FL	8/22/08	7703	1423	13-28S-27E;	W 1/2 OF THE N 1/2 OF THE S 1/2 OF TH NE 1/4 OF THE SE 1/4 OF SEC

TR	VELA, LUIS M.	POLK	FL	8/22/08	7703	1402	06-26S-28E;	S 180’ (APRX) OF THE NW 1/4 OF THE NW 1/4 AND THE N 180’ (APRX) OF THE SW 1/4 OF THE NW 1/4 LYING W OF THE OSCEOLA/POLK COUNTY LINE

TR	WILSON, RAYMOND AND CYNTHIA WILSON	POLK	FL	8/22/08	7703	1370	06-26S-28E;	PART OF THE SW 1/4 OF THE SW 1/4 OF THE SW 1/4 OF SEC

TR	LANGE, KARL C.	POLK	FL	8/26/08	7727	1592	13-27S-27E;	PART OF N 1/2 OF THE SE 1/4 OF SEC

TR	AMERICAN EQUITITES LTD. NO. 7. L.P.	POLK	FL	8/29/08	7708	1289	31-26S-28E;	S 1/2 OF THE NW 1/4 OF NW 1/4 AND SW 1/4 OF NW 1/4 AND SW 1/4 OF SW 1/4 OF SEC

TR	AMERICAN EQUITITES LTD. NO. 7. L.P.	POLK	FL	8/29/08	7708	1303	31-26S-28E;	NW 1/4 OF THE SW 1/4 OF SEC

TR	BETTS, HORACE	POLK	FL	8/29/08	7708	1310	06-26S-28E;	M & B; PART OF THE SE 1/4 OF THE NW 1/4 OF THE SW 1/4 OF SEC

TR	CERVANTES, ISRAEL AND JERONIMA YURI CERVANTES	POLK	FL	8/29/08	7708	1335	25-27S-27E;	E PART OF THE SE 1/4 OF THE NE 1/4 OF THE NE 1/4

TR	CERVANTES, ISRAEL AND JERONIMA YURI CERVANTES	POLK	FL	8/29/08	7708	1328	25-27S-27E;	LOT 3, UNREC SURVEY, E PART OF THE SE 1/4 OF THE NE 1/4 OF THE NE 1/4 OF SEC

TR	CERVANTES, ISRAEL AND JERONIMA YURI CERVANTES	POLK	FL	8/29/08	7708	1321	25-27S-27E;	E PART OF THE NE 1/4 OF THE NE 1/4 OF THE NE 1/4 OF SEC

TR	HOWARD, JEWEL AND JO ANN HOWARD	POLK	FL	8/29/08	7708	1296	06-26S-28E;	M & B; SE 1/4 OF THE SW 1/4 OF SEC

TR	KOON, JOHNNY D AND TERESA K. KOON; KELLY W. CALIHAN	POLK	FL	8/29/08	7708	1342	13-28S-27E;	E 252.33’ OF THE NW 1/4 OF THE NE 1/4 OF SEC

TR	KOON, JOHNNY D. AND TERESA K. KOON	POLK	FL	8/29/08	7708	1314	13-28S-27E;	N 605.3’ OF THE E 252.33’ OF THE NW 1/4 OF THE NE 1/4 OF SEC

TR	AUERRELL, AMANDA AND ANDRIA AUERRELL	ORANGE	FL	9/2/08	9750	7426	23-22S-27E;	M.C. BRITT SUBD NO. 1, LOTS 5, 6 AND W 12.5’ OF LOT 7, PLAT K/145

TR	GAYBOR, BELLA LETICIA	ORANGE	FL	9/2/08	9750	7432	23-22S-27E;	SOLOMON SUBD, LOT 1, PLAT Q/169

TR	KAKNES, RICHARD AND JUDY KAKNES	ORANGE	FL	9/2/08	9750	7430	23-22S-27E;	M.C. BRITT SUBD NO. 1, LOT 12, PLAT K/145

TR	WEST, THOMAS SCOTT AND KRISTEN KELLY WEST	ORANGE	FL	9/2/08	9750	7428	23-22S-27E;	SOLOMON SUBD, PLAT Q/169

Doc Type	Grantor	County	State	Record Date	Deed Book	Deed Page	Section Township Range	Notes
TR	DUNDEE, TOWN OF	POLK	FL	9/5/08	7713	222	34-28S-27E;	LOT 11, FLORIDA HIGHLANDS COMPANY SUBD, PB 1/87, IN NE 1/4 OF SW 1/4 OF NE 1/4 OF SEC

TR	WHEELER (MARK) GROVES, INC.	POLK	FL	9/5/08	7713	220	34-28S-27E;	LOTS 9, 10, 23 AND 24, FLORIDA HIGHLANDS COMPANY’S SUBD, PLAT 1/87

TR	BEMALES, JOSE	ORANGE	FL	9/8/08	9754	7687	23-22S-27E;	M.C. BRITT SUBD NO. 1, LOT 2, PLAT K/145

TR	GETTINGS, GLEN W. AND CALLIOPE A. GETTINGS	ORANGE	FL	9/11/08	9758	1571	20-22S-28E;	M & B; BEG NW COR OF NW 1/4 OF SW 1/4

TR	KELSEY, PHILIP AND JANET KELSEY	ORANGE	FL	9/11/08	9758	1569	23-22S-27E;	N 10’ OF LOT 2, SOLOMON SUBD, PLAT Q/169

TR	NEWELL, GWENDOLYN	POLK	FL	9/11/08	7716	1833	13-28S-27E;	W 1/2 OF THE N 1/4 OF THE NE 1/4 OF THE SE 1/4 OF SEC

TR	ROUSEY, ROBERT L. AND JANE E. ROUSEY	POLK	FL	9/11/08	7716	1826	36-28S-27E;	W 1/2 OF THE NW 1/4 OF THE SE 1/4 OF THE NW 1/4 OF SEC

TR	SUAREZ, ISRAEL RODRIGUEZ; SUSANA SANTANA	POLK	FL	9/11/08	7716	1840	13-28S-27E;	THE N 259’ OF THE S 494’ OF THE E 252.33’ OF THE NW 1/4 OF THE NE 1/4 OF SEC

TR	THOMPSON, JESSE W. AND LISA M. THOMPSON	POLK	FL	9/11/08	7716	1847	25-27S-27E;	E PART OF THE NE 1/4 OF THE NE 1/4 OF THE NE 1/4 OF SEC

TR	MURPHY, JOHN E. AND LESSIE V. MURPHY	ORANGE	FL	9/15/08	9760	3081	23-22S-27E;	N 10’ OF LOT 6, NOORES SUBD, PLAT R/138

TR	CASSELBERRY, CITY OF	SEMINOLE	FL	9/16/08	7064	932	04-21S-30E;	25’ WIDE HELEN ST LYING ON THE W SIDE OF JOHNSON’S POULTRY FARMS AND W 25’ (AKA HELEN ST) OF LEW-JIM SUBD

TR	ALTERNATE 27 DUNDEE GROVE PARTNERSHIP, LLP.	POLK	FL	9/22/08	7723	514	25-28S-27E;	NE 1/4 FO THE SW 1/4 AND SE 1/4 OF THE SW 1/4 OF SEC

TR	DUNDEE DEVELOPMENT, INC.	POLK	FL	9/22/08	7723	540	34-28S-27E;	NW 1/4 OF THE SE 1/4 OF THE NW 1/4 OF SEC

TR	DUNDEE INVESTMENTS, LLC.	POLK	FL	9/22/08	7723	557	34-28S-27E;	PART OF THE SE 1/4 OF THE NW 1/4 OF SEC, FLORIDA HIGHLANDS COMPANY SUBD, LOT 13

TR	DUNDEE INVESTMENTS, LLC.	POLK	FL	9/22/08	7723	554	34-28S-27E;	SW 1/4 OF THE NE 1/4 OF SEC, FLORIDA HIGHLANDS COMPANY SUBD, LOTS 12, 21, 22

TR	FARMER, ELLERY BRICE AND NICOLE FARMER	POLK	FL	9/22/08	7723	486	36-28S-27E;	NE 1/4 OF THE NW 1/4 OF SEC

TR	PIFER, JEFF	POLK	FL	9/22/08	7723	500	07-27S-28E;	W 1/2 OF THE NW 1/4 OF SEC

TR	PLOWDEN, JAMES W.	POLK	FL	9/22/08	7723	482	13-27S-27E;	THE SE 1/4 OF THE SE 1/4 OF THE NE 1/4 OF THE SE 1/4 OF SEC

TR	RALEY, INC, THELMA C.	POLK	FL	9/22/08	7723	551	33-28S-27E;	PART OF THE SW 1/4 OF THE NE 1/4 OF SEC, FLORIDA HIGHLANDS COMPANY SUBD, LOTS 16, 25 AND 26

TR	RALEY, INC, THELMA C.	POLK	FL	9/22/08	7723	542	34-28S-27E;	PART OF THE SW 1/4 OF THE NW 1/4 OF SEC, FLORIDA HIGHLANDS COMPANY SUBD, LOT 15

TR	RALEY, INC, THELMA C.	POLK	FL	9/22/08	7723	545	34-28S-27E;	PART OF THE SW 1/4 OF THE NW 1/4 OF SEC, FLORIDA HIGHLANDS COMPANY SUBD, LOTS 16, 17 AND 18

Doc Type	Grantor	County	State	Record Date	Deed Book	Deed Page	Section Township Range	Notes
TR	RALEY, INC, THELMA C.	POLK	FL	9/22/08	7723	548	33-28S-27E;	PART OF THE SE 1/4 OF THE NE 1/4 OF SEC, FLORIDA HIGHLANDS COMPANY SUBD, LOTS 13 AND 14

TR	STEPHENS, THOMAS M.	POLK	FL	9/22/08	7723	507	25-27S-27E;	N 1/2 OF THE SE 1/4 OF THE NE 1/4 OF SEC

TR	SUSI, JOSE AND JERRY SUSI	OSCEOLA	FL	9/22/08	3768	267	36-25S-27E;	LOT 12, POMERANCE PARK, UNIT 1 IN THE E 1/2 OF THE SE 1/4 OF THE SE 1/4 OF THE SE 1/4 OF SEC

D	COMMONWEALTH OFFICE PARK OF LAND O’ LAKES, LLC.	PASCO	FL	9/29/08	7934	1382	25-26S-18E	A PORTION OF THE E 3/4 OF THE NW 1/4, COM AT THE NW COR OF THE NW 1/4 OF SEC, THEN M & B;

D	FORD, JACQUELINE R.	ORANGE	FL	10/1/08	9768	6937	23-22S-27E	THE W 46.56’ OF TEH E 153.29’ OF LOT 2, BLK B, OVERSTREET CRATE COMPANY’S ADDITION TO WINTER GARDEN, PLAT F/9

TR	B & D, LLC.	POLK	FL	10/6/08	7732	1712	24-28S-27E;	COM AT THE W 1/4 COR OF SEC, M & B;

TR	FLORIDAYS ORLANDO VENTURES II, LLC.	ORANGE	FL	10/6/08	9770	2908	23-24S-28E;	PARCEL 803B UTILITY EASEMENT — COM AT THE NE COR OF THE NW 1/4 OF SEC, M & B:

TR	VITRU FLORIDA, INC.	ORANGE	FL	10/6/08	9770	2903	23-24S-28E;	A PORTION OF LOTS 24 & 41, MUNGER LAND COMPANY SUBD, PLAT E/22, COM AT A 2” IRON PIPE MARKING THE N 1/4 COR OF SEC, M & B;

TR	WHITE, LARRY EUGENE; GERALDINE POWELL; GERALDINE M. WHITE	ORANGE	FL	10/7/08	9770	5445	23-22S-27E;	N 10’ OF LOT 1, MOORES SUBD, PLAT R/138

TR	PINELLAS COUNTY, WATER BLENDING PLANT	PINELLAS	FL	10/8/08	16397	807	02-27S-16E;	NE 1/4 OF SEC

TR	CLERMONT LAND DEVELOPMENT, LLC.	LAKE	FL	10/10/08	3688	1453	29-22S-26E;	A PROTION OF LOT 1 OAK HILL COMMONS UNIT II, PLAT 62/90, BEG AT THE NW COR OF LOT 1, M & B;

TR	CLERMONT LAND DEVELOPMENT, LLC.	LAKE	FL	10/10/08	3688	1458	29-22S-26E;	BEG AT THE SWLY COR OF LOT 1, OAK HILL COMMONS, UNIT 1, PLAT 62/87, M & B;

TR	ADDISON, DESSIE	POLK	FL	10/15/08	7739	203	06-26S-28E;	SE 1/4 OF THE SW 1/4 OF SEC

TR	GILLETTE, MARGUERITE	POLK	FL	10/15/08	7739	196	25-27S-27E;	PART OF THE NE 1/4 OF SE 1/4 O FSW 1/4 OF SEC

TR	GREENVIEW RIDGE, LLC.	POLK	FL	10/15/08	7739	231	13-28S-27E;	E 1/4 OF THE NW 1/4 OF THE SW 1/4 OF SEC

TR	HARDY, JAMES M.	POLK	FL	10/15/08	7739	189	30-27S-28E;	PART OF THE NW 1/4 OF THE NW 1/4 OF THE NW 1/4 OF SEC

TR	JETER, RICHARD W. AND CARLA C. JETER	POLK	FL	10/15/08	7739	217	25-27S-27E;	PART OF THE NE 1/4 OF THE SE 1/4 OF THE NE 1/4 OF SEC

TR	JONES, JERRY L. AND MARGIE F. JONES	POLK	FL	10/15/08	7739	210	25-27S-27E;	PART OF THE NE 1/4 OF THE SE 1/4 OF THE NE 1/4 OF SEC

TR	LOPEZ, SR., SALVADOR	POLK	FL	10/15/08	7739	255	36-27S-27E;	NW 1/4 OF THE NE 1/4 OF SEC

TR	SYKES, MARGUARITE W. AKA MARGARET SYKES	POLK	FL	10/15/08	7739	224	25-27S-27E;	PART OF THE E 1/4 OF THE NE 1/4 OF THE SW 1/4 OF SEC

TR	HAUPTMANN-THOMPSON COMPANY, INC.	HIGHLANDS	FL	10/20/08	2163	409	03-33S-28E;10-33S-28E;	THE ELY 15’ OF THE ATLANTIC COASTLINE RAILROAD LYING IN SEC 3 AND10

TR	MIRIANTHI INVESTMENT GROUP, LLC.	OSCEOLA	FL	10/27/08	3757	321	36-25S-27E;	POMERANCE PARK UNIT ONE, LOTS 10 AND 11, PLAT 2/54

Doc				Record		Deed	Section Township
Type	Grantor	County	State	Date	Deed Book	Page	Range	Notes
TR	AVATAR PROPERTIES, INC.	POLK	FL	10/28/08	7747	1596	19-27S-28E;	W 1/2 OF W 1/2 OF SEC LYING NW OF CYPRESS PKWY

TR	GERARD, III, ALICK S. AND DONNA M. GERARD	POLK	FL	10/28/08	7747	1606	35-28S-27E;	NW 1/4 OF THE SE 1/4 OF THE NW 1/4 OF SEC

TR	LOUGHMAN COMMUNITY CLUB, INC (THE)	POLK	FL	10/28/08	7747	1602	06-26S-28E;	PART OF NE 1/4 OF THE NW 1/4 OF THE SW 1/4 OF SEC, M & B;

TR	HUNTER’S TRACE INVESTMENTS, INC.	LAKE	FL	10/30/08	3695	912	30-22S-26E;	PORTION OF THE N E1/4; BEG AT THE INTERSCTION OF THE S ROW LINE OF HOOKS ST AND THE ELY ROW LINE OF US HWY 27, M & B;

TR	LANDMARK BAPTIST CHURCH, INC.	POLK	FL	11/7/08	7755	251	13-27S-27E;	SE 1/4 OF THE SE 1/4 OF SEC;

TR	RUBUSH GROVES, INC.	POLK	FL	11/7/08	7755	236	24-28S-27E;	SE 1/4 OF THE NE 1/4 OF SEC

TR	TISH, JANET L.; SCARBOROUGH, JANIE LOUISE	POLK	FL	11/7/08	7755	243	25-27S-27E;	PART OF THE SE 1/4 OF THE SE 1/4 OF THE SW 1/4 OF SEC

TR	TOLLEFSON DEVELOPMENT OF FLORIDA, INC.	POLK	FL	11/7/08	7755	258	35-28S-27E;	NE 1/4 OF THE SE 1/4 OF THE NW 1/4 OF SEC, COM AT THE N 1/4 COR OF SEC

TR	CLERMONT GC. LLC.	LAKE	FL	11/17/08	3701	1514	29-22S-26E;	PORTION OF THE NW 1/4, , BEG AT THE NW COR LOF LOT 1, OAK HILL COMMONS UNIT II, PLAT 62/90, THEN M & B;

TR	TOYOTA TSUSHO AMERICA, INC.	ORANGE	FL	11/17/08	9790	6078	23-22S-27E; 24-22S-27E	NW 1/4 OF SW 1/4 OF SEC, A PORTION OF BLK R, OVERSTREET CRATE COMPANY’S SUBD, PLAT F/9, COM AT THE W 1/4 COR OF SEC AND THEN M & B;

TR	PEIRCE, MICHAEL D. AND CONSTANCE L. PIERCE	POLK	FL	11/18/08	7761	1350	13-28S-27E;	PART OF THE SE 1/4 OF THE NW 1/4 OF THE NE 1/4 OF SEC

TR	BRADBURY, ERNEST K. AND MARGARET A. BRADBURY	POLK	FL	11/26/08	7766	1731	36-27S-27E;	W 3/4 OF THE NW 1/4 OF THE SE 1/4

TR	BRADBURY, ERNEST KENNETH	POLK	FL	11/26/08	7766	1724	36-27S-27E;	W 3/4 OF THE NW 1/4 OF THE SE 1/4 AND THE W 1/2 OF THE SW 1/4 OF THE SE 1/4

TR	JACKSON, JR., CARL R.	POLK	FL	11/26/08	7766	1751	35-28S-27E;	S 1/2 OF THE SW 1/4 OF THE NE 1/4 OF SEC

TR	JACKSON, JR., CARL R.	POLK	FL	11/26/08	7766	1765	35-28S-27E;	SE 1/4 OF THE SE 1/4 OF THE NW 1/4 OF SEC

TR	JACKSON, JR., CARL R.	POLK	FL	11/26/08	7766	1772	35-28S-27E;	SW 1/4 OPF THE SE 1/4 OF THE NW 1/4 OF SEC

TR	MADORI PARTNERS, LTD.	POLK	FL	11/26/08	7766	1739	06-26S-28E;	LOT 1, POMERANCE PARK, UNIT2, PLAT 2/55

TR	SR 544, LLC.	POLK	FL	11/26/08	7766	1717	01-28S-27E;	SW 1/4 OF THE SE 1/4 OF SEC

TR	SR 544, LTD.	POLK	FL	11/26/08	7766	1708	12-28S-27E;	NE 1/4 OF THE NE 1/4 OF SEC

TR	SUNTRUST INVESTMENT PROPERTIES, LLC.	POLK	FL	11/26/08	7766	1758	35-28S-27E;	SE 1/4 OF THE NE 1/4 OF SEC

TR	TOLLEFSON DEVELOPMENT OF FLORIDA, INC.	POLK	FL	11/26/08	7766	1701	35-28S-27E;	N 1/2 OF THE SW 1/4 OF THE NE 1/4 OF SEC

TR	VALENCIA COMMUNITY COLLEGE, DISTRICT BOARD OF TRUSTEES OF	ORANGE	FL	12/2/08	9796	8575	19-22S-31E; 30-22S-31E;	SEE EXHIBIT A

TR	STANDARD SAND & SILICA COMPANY	POLK	FL	12/11/08	7776	563	24-26S-27E;	SE 1/4 OF THE SE 1/4 OF SEC

Doc				Record		Deed	Section Township
Type	Grantor	County	State	Date	Deed Book	Page	Range	Notes
TR	TRAILSIDE INDUSTRIAL, INC.	LAKE	FL	12/15/08	3710	1228	20-22S-25E;	S 100’ OF THE SW 1/4 OF THE NW 1/4 OF NW 1/4

TR	CHARLEY, DESMOND AND AMY K. CHARLEY	CITRUS	FL	12/17/08	2258	805	35-18S-19E;	INVERNESS HIGHLANDS UNIT 8, LOT 8, BLK 14, PLAT 2/166,

TR	GIL, FRANCISCO J. AND DIANNA E. GIL	ORANGE	FL	12/17/08	9803	6965	23-22S-27E;	MC BRITT SUBD, LOTS 7, 8 AND9, PLAT K/145

TR	MROZ, RICHARD T. AND PATRICIA M. MROZ	CITRUS	FL	12/17/08	2258	803	35-18S-19E;	INVERNESS HIGHLANDS UNIT 8, LOT 9, BLK 14, PLAT 2/166

D	PAVLIK, ROGER L. AND AARE S. PAVIL	CITRUS	FL	12/17/08	2258	774	29-17S-17E;	THE N 1/2 OF SW 1/4 OF SEC 29

TR	AVATAR PROPERTIES, INC.	OSCEOLA	FL	12/19/08	3777	1655	25-26S-28E;	GREENWAY 1, PLAT OF POINCIANA ESTATES, SECTION C, PLAT 3/216,; 50’ EASEMENT - COM AT THE SW COR OF THE NE 1/ OF SEC, THEN M & B; 30’ EASEMENT — PARCEL 1 & 2 — COM AT THE SW COR OF THE NE 1/4 OF SEC, THEN M & B; 30’ EASEMENT — PARCEL 3 — PART OF LOT 11, BLK 3417, POINCINA ESTATES, SECION C, PLAT 3/216, COM AT THE SW COR OF THE NE 1/4 OF SEC

TR	PENINSULAR DEVELOPMENT CORPORATION	OSCEOLA	FL	12/19/08	3777	1664	31-25S-28E;	PART OF SW 1/4 OF SW 1/4 OF SEC

TR	AMERICAN EQUITIES LITD. NO 7	POLK	FL	12/22/08	7782	1431	07-26S-28E;	NE 1/4 OF THE SW 1/4 AND PART OF SE 1/4 OF SW 1/4 OF SEC 7

TR	EK ORLANDO PORTFOLIO, L.P.	ORANGE	FL	12/22/08	9805	3529	13-22S-28E;	NW 1/4 OF NE 1/4

D	KALOGRIDIS, MITCHELL	POLK	FL	12/22/08	7782	1399	25-27S-27E	E 20’ OF N 25’ OF NE 1/4 OF SE 1/4 AND S 26’ OF E 20’ OF NE 1/4 OF NE 1/4 OF SEC

TR	KJELDGARD, STEPHEN AND LESLIE CRAGG AKA LESLIE KJELDGARD	POLK	FL	12/22/08	7782	1438	25-27S-27E;	LOT 58, HALA HEIGHTS SUBD, PLAT 58/46

TR	SMITH, DAVID AND JOYCE L. SMITH AKA JOYCE JEFFERSON SMITH	POLK	FL	12/22/08	7782	242	06-26S-28E;	TRIPOLI SUBD, PART OF LOT 1, BLK F, PLAT4/59, COM AT THE W 1/4 COR SEC, THEN M & B;

TR	SMITH, DAVID AND JOYCE L. SMITH AKA JOYCE JEFFERSON SMITH	POLK	FL	12/22/08	7782	246	06-26S-28E;	TRIPOLI SUBD, PART OF LOT 1, BLK F, PLAT 4/59, COM AT THE W 1/4 COR OF SEC, THEN M & B;

TR	SR 544, LLC.	POLK	FL	12/22/08	7782	1407	01-28S-27E;	NE 1/4 OF THE SE 1/4 AND THE N 1/2 OF THE SE 1/4 OF THE SE 1/4 OF SEC

TR	SR 544, LLC.	POLK	FL	12/22/08	7782	1417	01-28S-27E;	S 1/2 OF THE SE 1/4 OF THE SE 1/4 OF SEC

TR	SR 544, LLC.	POLK	FL	12/22/08	7782	1400	01-28S-27E;	NW 1/4 OF THE SE 1/4 OF SEC

TR	THAYER, JR., THOMAS A.	POLK	FL	12/22/08	7782	1395	35-28S-27E;	COM AT THE NW COR OF SEC

TR	VICKERS, ROGER	POLK	FL	12/22/08	7782	1424	06-26S-28E;	S 100’ OF THE N 300’ OF THE SE 1/4 OF SW 1/4 LYING W OF US 92 IN SEC

D	VARNEY, RUSSELL E. AND CYNTHIA M. VARNEY; VARNEY FAMILY TURST UTD 3-11-05;	CITRUS	FL	12/24/08	2259	1866	29-17S-17E;	THE SW 1/4 OF THE SW 1/4 OF SEC

TR	WATKINS, JAMES A.	POLK	FL	12/30/08	7786	864	06-28S-23E;	LOT 2, WEBSTER AND OMOHUNDRO SUBD, PLAT 3/81

TR	TAMPA ELECTRIC COMPANY (TECO)	PASCO	FL	1/5/09	7993	925	27-24S-21E;	S 400’ OF THE E 208’ OF THE NE 1/4 OF THE NW 1/4 OF THE NE 1/4

TR	GRANT, JEFFREY T; MARIE GRANT MACKEY	POLK	FL	1/8/09	7792	2222	06-26S-28E;	PART OF THE W 1/4 OF THE SE 1/4 OF THE SW 1/4 OF SEC

Doc				Record		Deed	Section Township
Type	Grantor	County	State	Date	Deed Book	Page	Range	Notes
TR	MFF FLORIDA PROPERTIES, LLC.	POLK	FL	1/8/09	7792	2230	12-28S-27E;	S 1/2 OF NE 1/4 AND N 1/2 OF THE SE 1/4 OF SEC

TR	MFF FLORIDA PROPERTIES, LLC.	POLK	FL	1/8/09	7792	2237	12-28S-27E;	PART OF NW 1/4 OF THE NE 1/4 OF SEC

TR	SIMON, ROSA LEE	POLK	FL	1/8/09	7792	2215	06-26S-28E;	PART OF NW 1/4 OF SE 1/4 OF SW 1/4 OF SEC

TR	STANDARD SAND AND SILICA COMPANY	POLK	FL	1/8/09	7792	2244	25-26S-27E;	E 1/4 OF SEC

TR	STANDARD SAND AND SILICA COMPANY	POLK	FL	1/8/09	7792	2251	36-26S-27E;	PART OF THE E 1/4 OF SEC

TR	WELLS FLORDIA LAND CORPORATION	POLK	FL	1/8/09	7792	2201	01-27S-27E;	FLORIDA DEVELOPMENT COMPANY SUBD, LOTS 9, 24 AND 25, PLAT 3/60

TR	WELLS FLORIDA LAND CORPORATION	POLK	FL	1/8/09	7792	2208	01-27S-27E;	FLORIDA DEVELOPMENT COMPANY SUBD, LOT 8, PLAT 3/60

D	BAILEY, EVELYN BERITNE; MURRAY EUGENE BERTINE	CITRUS	FL	1/13/09	2262	787	29-17S-17E;	PARCEL 1 — LOT 6, BLK 20, CRYSTAL MANOR, UNIT NO. 1, PLAT 8/82, COM AT THE SW COR OF SEC; PARCEL 2 — SE 1/4 OF THE SW 1/4 AND THE W 15 ACRES FO THE SW 1/4 OF THE SE 1/4 OF SEC, BEG AT THE S 1/4 COR OF SEC

D	IT2 REALTY HOLDINGS, LLC.	ORANGE	FL	1/13/09	9814	2370	34-24S-28E;	COM AT THE NE COR OF THE NW 1/4 OF SEC

TR	ESTRADA, ALEJANDRO AND BELEN I. ESTRADED	POLK	FL	1/26/09	7802	2204	25-27S-27E;	PART OF SE 1/4 OF NE 1/4 OF THE NE 1/4 OF SEC

TR	WALKER, ROBERT C. AND KAREN J. WALKER	POLK	FL	1/26/09	7802	2197	36-27S-27E;	PART OF NW 1/4 OF THE SE 1/4 OF SEC

TR	PEACE RIVER ELECTRIC COOPERATIVE, INC.	HARDEE	FL	1/29/09	200925000683 INSTRUMENT NUMBER		28-33S-27E;	PORTION OF SW 1/4 OF SW 1/4 OF SE 1/4

TR	CREDICO, LEONARD H.	PASCO	FL	2/2/09	8011	471	26-24S-17E	HIGHLANDS VII SUBD, TRACT 992, COM AT THE SW COR OF SEC;

TR	JONES, ERIC AND GLADYS JONES	POLK	FL	2/4/09	7809	182	06-26S-28E;	BEING PART OF THE SE 1/4 OF THE SW 1/4 OF THE SW 1/4 OF SEC

TR	RIDGE LIVE STEAMERS, INC.	POLK	FL	2/4/09	7809	191	35-28S-27E;	BEG AT THE NE COR OF THE SW 1/4 OF THE NW 1/4 OF SEC

TR	FUENTES, RAFAEL PASTOR AND MARTA FUENTES	POLK	FL	2/24/09	7823	431	13-27S-27E;	PART OF THE NE 1/4 OF THE NE 1/4 OF SEC

TR	PAZ, JOSE AND VIVIAN PAZ	POLK	FL	2/24/09	7823	435	13-27S-27E;	PART OF THE NE 1/4 OF THE NE 1/4 OF SEC

TR	SMITH, JOHN J. AND BRENDA L. SMITH	OSCEOLA	FL	2/27/09	3804	1153	36-25S-27E;	POMERANCE PARK, LOT 9, SE 1/4 OF THE SE 1/4 OF THE SE 1/4 OF SEC
D	CARTER, DARYL M., TRUSTEE OF CARTER-SUMTER 2444 HIGHWAY 468 LAND TRUST	SUMTER	FL	3/6/09	2044	465	01-20S-23E	COM AT THE NE COR OF SEC THEN M & B;

TR	CARTER, DARYL M.;CARTER-SUMTER 2444 HIGHWAY 468 LAND TRUST	SUMTER	FL	3/6/09	2044	469	01-20S-23E; 02-20S-23E; 35-19S-23E	COM AT THE NW COR OF SEC 35 THEN M * B;

TR	APOLLO BEACH INVESTMENTS, L.P.	CITRUS	FL	3/9/09	2272	1644	30-17S-19E	M & B; COM AT A 4” X 4” CONCRETE MONUMENT AT THE SW COR OF SEC

D	L$S INVESTMENTS, LLC.	CITRUS	FL	3/10/09	2273	1793	30-18S-18E	PARCEL 1 — THE NE 1/4 OF THE SE 1/4 OF THE SE 1/4 AND THE SE 1/4 OF THE NE 1/4 OF THE SE 1/4; PARCEL 2 -

Doc				Record
Type	Grantor	County	State	Date	Deed Book	Deed Page	Section Township Range	Notes
TR	ALTAMONTE CENTRAL, LLC.	SEMINOLE	FL	3/11/09	7149	358	11-21S-29E;	A PORTION OF BLKS B, C AND F, TRACT 70 OF A REPLAT OF TRACTS 50, 85 AND 70, DANLANDO SPRINGS, PLAT 7/23, COM AT THE SW COR OF SEC 11

D	KEATING, JOHN KINGMAN; BERT E. ROPER & BARARA C. ROPER FAMILY LIMITED PARTNERSHIP; TONY H. ROPER; ELIZABETH TROTTER ROPER DECLARATION OF TRUST;	LAKE	FL	3/13/09	3743	1495	27-22S-26E	THE S 610’ OF THE SW 1/4 OF THE SW 1/4 OF SEC, COM AT THE SW COR OF SEC, THEN M & B

D	CHALLA, HANIMI R.; JAMUNA R. CHALLA	CITRUS	FL	3/19/09	2275	1813	31-17S-19E;	PARCEL 41000 — NE 1/4 OF THE NW 1/4, COM AT THE NW COR OF THE NW 1/4 OF SEC THEN M & B; PARCEL 41300 — COM AT THE NW COR OF THE NW 1/4 OF SEC THEN M & B;

TR	BANKSVILLE OF FLORIDA, INC.	ORANGE	FL	3/20/09	9846	2895	19-22S-32E;	NE 1/4 OF SEC

TR	SOUTH FLORIDA WATER MANAGEMENT DISTRICT (SFWMD)	POLK	FL	3/24/09	7844	160	30-27S-28E;	PART OF THE NW 1/4 OF THE NW 1/4 OF SEC

TR	SOUTH FLORIDA WATER MANAGEMENT DISTRICT (SFWMD)	POLK	FL	3/24/09	7844	139	06-27S-28E;	W 1/2 OF SEC

TR	SOUTH FLORIDA WATER MANAGEMENT DISTRICT (SFWMD)	POLK	FL	3/24/09	7844	153	18-27S-28E;	NW 1/4 OF THE SW 1/4 AND THE W 1/2 OF THE NW 1/4 OF SEC

TR	SOUTH FLORIDA WATER MANAGEMENT DISTRICT (SFWMD)	POLK	FL	3/24/09	7844	146	07-27S-28E;	SW 1/4 OF THE SW 1/4 AND THE S 1/2 OF THE NW 1/4 OF THE SW 1/4 OF SEC

TR	STUDDARD, PEGGY; PENNY SATTLER	LAFAYETTE	FL	3/30/09	200934000608 INSTRUMENT NUMBER		19-04S-11E;	PART OF SW 1/4 OF SEC

TR	CONNACHER, JOHN A. AND ROSEMARY CONNACHER	ORANGE	FL	4/6/09	9853	73242	22-22S-31E;	W 1/4 OF THE SW 1/4 OF SEC

TR	LOPEZ, ROBERT T. AS TRUSTEE	ORANGE	FL	4/6/09	9853	7321	17-22S-32E; 18-22S-32E;	SE 1/4 OF SEC 18 AND 17

TR	NEW IDEAS, INC.	ORANGE	FL	4/6/09	9853	7316	17-22S-32E;	SW 1/4 OF SEC

TR	OLSEN, O.E. AS TRUSTEE	ORANGE	FL	4/6/09	9853	7258	22-22S-31E;	NW 1/4 OF THE SW 1/4 OF THE NW 1/4 OF SEC AND SW 1/4 OF THE NW 1/4 OF THE NW 1/4 OF SEC

TR	RAILING, JR., LUTHER KEITH AND AMBER LEA RAILING	ORANGE	FL	4/6/09	9853	7246	22-22S-31E;	N 124.42’ OF S 248.84’ OF W 1/4 OF SW 1/4 OF SW 1/4 OF SEC

TR	SILLS, CLARENCE B. AND CLARA I. SILLS	ORANGE	FL	4/6/09	9853	7254	22-22S-31E;	S 1/2 OF NW 1/4 OF NW 1/4 OF NW 1/4 OF SEC

TR	WHITE, WANDA	ORANGE	FL	4/6/09	9853	7250	22-22S-31E;	S 124.42’ OF W 1/4 OF SW 1/4 OF SW 1/4 OF SEC

TR	FISHER, WILLIAM A. AND PHYLLIS A. FISHER	POLK	FL	4/8/09	7856	701	06-28S-23E;	TRACT 1 AND 2, WEBSTER AND OMOHUNDRO ESTATE LANDS, PLAT 3/81

TR	GARRISON, WILLIAM E.	POLK	FL	4/8/09	7856	1502	24-27S-27E;	BEG AT THE SE COR OF SEC

TR	US92-49 LAND TRUST; W.T. PAUL LIAU;	POLK	FL	4/8/09	7856	1492	06-26S-28E;	BEG AT THE INTERSECTION OF THE N LINE JOF THE SE 1/4 OF THE SW 1/4 OF SEC

Doc				Record
Type	Grantor	County	State	Date	Deed Book	Deed Page	Section Township Range	Notes
TR	WORRELL, WILLIAM A.; RICHARD A. BRUNO	POLK	FL	4/8/09	7856	1482	06-26S-28E;	NW COR OR SEC 6

TR	CRAWFORD, KEVIN L. AND CONNIE S. CRAWFORD	ORANGE	FL	4/9/09	9855	7198	22-22S-31E;	W 1/4 OF THE SW 1/4 OF TEH NW 1/4

TR	HUGHES, JAMES C. AND JOYCE C. HUGHES	ORANGE	FL	4/9/09	9855	7206	22-22S-31E;	W 1/4 OF THE SW 1/4 OF THE NW 1/4 OF SEC

TR	ROUNDS, TIMOTHY M. AND DIANNE S. ROUNDS	ORANGE	FL	4/9/09	9855	7194	22-22S-31E;	W 1/4 OF THE SW 1/4 OF THE NW 1/4 OF SEC

TR	STONE, RICHARD L. AND DIANE C. STONE	ORANGE	FL	4/9/09	9855	7202	22-22S-31E;	W 1/4 OF THE NW 1/4 OF SEC

TR	CALVARY TABERNACLE CHURCH	LEON	FL	4/14/09	3971	1337	36-01N-02W;	SE 1/4 OF THE SE 1/4 OF SEC

TR	PINELLAS PARK, CITY OF	PINELLAS	FL	4/14/09	16554	1635	29-30S-16E;	LOT 2, BLK 46, THAT PORTION OF VACATED 80TH AVE ROW, LYING E OF 62ND ST, FURTHER DESCRIBED IN EXHIBIT A

TR	PENTZ III, FRANZ HARRY	ORANGE	FL	4/20/09	9860	537	22-22S-31E;	N 124.42’ OF S 373.26’ OF W 1/4 OF SW 1/4 OF SW 1/4 OF SEC

TR	GARRETT, JR., DAVID AND SHARON B. GARRETT	POLK	FL	4/27/09	7869	1069	13-27S-27E;	COM AT THE SE COR OF SEC

TR	SMEDLEY, TERRY SCOTT	POLK	FL	4/27/09	7869	1073	12-27S-27E;	E 1/2 OF SE 1/4 OF SE 1/4

TR	SMITH, CEDRICK MILTON	ALACHUA	FL	5/12/09	3877	1032	33-11S-19E;	COM AT THE S 1/4 COR OF SEC

TR	BRANNEN, DONALD F.	POLK	FL	5/13/09	7883	670	12-27S-27E;	NE 1/4 OF NE 1/4 OF SE 1/4

TR	HERNANDEZ, EXIQUIO AND DAISY HERNANDEZ	POLK	FL	5/13/09	7883	666	13-27S-27E;	COM AT THE NE COR OF SEC, E 1/2 OF SE 1/4 OF NE 1/4 OF NE 1/4 OF NE 1/4

TR	GLASS, CAHRLES E.; J. D. BURNETT	POLK	FL	5/20/09	7888	494	36-27S-27E;	N 1/4 OF SW 1/4 OF NE 1/4 AND N 1/2 OF SE 1/4 OF NW 1/4 AND N 1/2 OF SE 1/4 OF NE 1/4

TR	HOWARD, JEWEL AND JO ANN HOWARD	POLK	FL	5/20/09	7888	487	06-26S-28E;	PART OF THE SE 1/4 OF THE SW 1/4 OF SEC, COM AT NW OCR OF SE 1/4 OF SW 1/4

TR	BARNES, ORRIN L.	ORANGE	FL	5/21/09	9875	5070	32-21S-28E	E 1/2 OF W 1/2 OF NE 1/4 OF NW 1/4

TR	POLK COUNTY	POLK	FL	5/29/09	7894	2245	06-27S-28E;	NE 1/4 OF NE 1/4 AND W 3/4

TR	LN WATERTANK GROVE, LLC.	POLK	FL	6/8/09	7901	485	24-28S-27E;	THEE 3/4 OF THE E 1/2 OF THE NW 1/4 OF THE NE 1/4

D	CENTRAL FLORIDA COOPERATIVE, INC.	LEVY	FL	6/16/09	1165	438	30-11S-15E	BEG AT THE NE COR OF THE NE 1/4 OF THE SW 1/4 OF SEC (CHIEFLAND SUBSTATION)

TR	PATEL, PREMASARAN A.; BHARTI P. PATEL; TEENA P. PATEL	ORANGE	FL	6/17/09	9886	8379	22-22S-31E;	NE 1/4 OF THE NE 1/4 OF SEC

TR	BCF, LLC.	POLK	FL	6/23/09	7913	385	01-27S-27E;	SE 1/4 LESS SUBD AND NE 1/4 OF SW 1/4

TR	HWANG, CHARLES	OSCEOLA	FL	6/23/09	3851	2656	31-25S-28E;	POMERANCE PARK, LOT 9, PART OF THE E 1/2 OF THE SW 1/4 OF SEC

TR	LAKE MARION DEVELOPMENT GROUP, LLC.	POLK	FL	6/23/09	7913	398	25-27S-27E; 36-27S-27E;	MOST OF SEC 36 AND A PORTION OF SEC25

Doc				Record
Type	Grantor	County	State	Date	Deed Book	Deed Page	Section Township Range	Notes
TR	LAKE MARION DEVELOPMENT GROUP, LLC.	POLK	FL	6/23/09	7913	391	01-28S-27E;	E 1/2 OF NE 1/4 AND N 1/2 OF NW 1/4 OF 1/4 AND NE 1/4 OF NE 1/4 OF NW 1/4 AND S 1/2 OF NW 1/4 OF NE 1/4 AND SW 1/4 OF NE 1/4 AND SE 1/4 OF NE 1/4 OF NW 1/4 AND SE 1/4 OF NW 1/4

D	LIAU, W. T. PAUL; LIAU LIN, MEI HUEY	POLK	FL	6/25/2009	7914	1791	19-26S-27E	Tracts 7 and 8, Holly Hill Grove & Fruit Company, lying in the Northeast 1/4 of Section 19, Township 26 South, Range 27 East, according to the map or plat thereof recorded in Plat Book 17, Page 36, of the Public Records of Polk County, Florida, less and except that portion of said Tract 8 lying within the right of way of U.S. Highway 27. (NORTHRIDGE SUBSTATION)

TR	ALAMA, ROGELIO N. AND NYMPHA S. ALAMA	POLK	FL	7/7/09	7922	1534	24-27S-27E;	S 315.29’ OF N 645.54’ OF E 1/2 OF NE 1/4 OF SE 1/4

TR	PAULSON, JAMES R.; SUSAN M. STOCK	ORANGE	FL	7/7/09	9896	534	02-21S-28E;	THE E 100’ FO THE N 180’ OF THE W 330’ OF LOT 6, STEWART’S HOMESTEAD, PLAT 3/398

D	RIDGECREST GROVES, INC.	POLK	FL	7/7/2009	7923	353	19-26S-27E	Tract 6 in the NE 1/4 of Section 19, Township 26 South, Range 27 East, HOLLY HILL GROVE & FRUIT COMPANY, according to the map or plat thereof as recorded in Plat Book 17, Page 36, Public Records of Polk County, Florida. (NORTHRIDGE SUBSTATION)

TR	ORLANDO-ORANGE COUNTY EXPRESSWAY AUTHORITY	ORANGE	FL	7/8/09	9896	7776	32-23S-27E;	50’ WIDE STRIP OF LAND ADJ TO AND CONTIGUOUS WITH THE E ROW LINE OF AVALON RD (A 60’ ROW) BEING A PORTION OF THE SW 1/4 OF SEC, BEG AT THE NW COR OF PARCEL 209 (REMIANDER EAST)

D	ORLANDO-ORANGE COUNTY EXPRESSWAY AUTHORITY	ORANGE	FL	7/8/09	9896	7762	05-24S-27E; 32-23S-27E;	CONTINGUOUS WITH THE E ROW LINE OF CR 545 (AVALON RD) (AVALON-GIFFORD 230KV LINE)

TR	GOODMAN GROVE PARTNERSHIP	POLK	FL	7/15/09	7930	1113	13-28S-27E;	PART OF NE1/4 OF SE 1/4 AND E 1/2 OF NW 1/4 OF SE 1/4 LYING N OR R/W OF WATERTANK RD

TR	STORAWAY SELF STORAGE OF ORLANDO, LLC.	ORANGE	FL	7/17/09	9903	7202	22-22S-31E;	SE 1/4 OF THE NE 1/4 OF SEC

TR	CHIUCCARIELLO. MARIO TRUSTEE; GMC BROADWAY REALTY TRUST UNDER DECLARATION OF TRUST DATED FEBRUARY 13, 1995	POLK	FL	7/27/09	7939	169	06-26S-28E;	FROM THE NW COR OF SEC, THEN M & B:

TR	HOLMES GARDENS ASSOCIATES, LTD.	POLK	FL	7/27/09	7939	182	24-28S-27E;	SW 1/4 OF NE 1/4

TR	POLYAK DEVELOPMENT, INC.	POLK	FL	7/27/09	7939	192	07-26S-28E;	SE 1/4 OF THE NW 1/4 OF SEC

TR	TOLLEFSON DEVELOPMENT OF FLORIDA, INC.	ORANGE	FL	7/27/09	9908	4536	32-21S-28E	NW 1/4 OF SEC

TR	AVATAR PROPERTIES, INC.	POLK	FL	7/28/09	7939	1558	19-27S-28E;	NW 1/4

D	HAYES, DONNA M.	SUWANNEE	FL	8/4/09	1544	93	25-01S-11E;	LOT 3, BLK 5, IDLE EASE, PLAT 1/52 (SUWANNEE PLANT)

TR	UNDERWOOD, TOY C. AND TORI A. UNDERWOOD	MARION	FL	8/5/09	5235	1674	35-15S-22E;	E 100’ OF THE N 1/2 OF S W1/4 OF SW 1/4 OF NW 1/4

TR	WHITE SPRINGS AGRICULTURAL CHEMICALS, INC.	HAMILTON	FL	8/10/09	682	427	21-01N-14E; 22-01N-14E;	SE 1/4 OF SEC 22 AND NE 1/4 OF SEC 27

D	HARDEN SR., COLIN	SUWANNEE	FL	8/17/09	1546	290	25-01S-11E;	LOT 5, BLK 9, IDLE EASE, PLAT 1/52 (SUWANNEE PLANT)

Doc				Record
Type	Grantor	County	State	Date	Deed Book	Deed Page	Section Township Range	Notes
D	FLORIDA GAS TRANSMISSION COMPANY, LLC.	TAYLOR	FL	8/24/09	642	506	02-04S-07E	COM AT THE INTERSECTION OF THE E ROW OF CR 359 AND THE S BOUNDARY OF THE NW 1/4 OF THE SW 1/4 OF SEC AND THEN M & B; (FGT PERRY SUBSTATION)

TR	COOPER, LONNIE M. AKA ALONZO M. COOPER AND DOROTHY M COOPER AKA DOROTHY P. COOPER	FRANKLIN	FL	8/25/09	995	731	01-09S-08W;	GREATER APALACHICOLA, LOTS 1 THRU 5, BLK 254

TR	MIRABELLA, EUNICE T. AS TRUSTEE OF THE EUNICE T. BELLA REVOCABLE TRUST DATED 1-14-2000	FRANKLIN	FL	8/25/09	995	735	01-09S-08W;	GREATER APLACHICOLA , LOTS 1 THRU 3, BLK 253

TR	GRINER, MITCHEL AND KIMBERLY D. GRINER	FRANKLIN	FL	8/27/09	996	179	01-09S-08W;	GREATER APALACHICOLA, LOT 27 THRU 30, BLK 253, OR 602/403

TR	PETERSON, JOHN R. AND JOAN S. PETERSON	TAYLOR	FL	8/27/09	642	686	11-04S-07E;	NE 1/4 OF THE SE 1/4 OF SEC, COM AT THE NE COR OF THE SE 1/4 OF SEC THEN M & B;

TR	WHITFIELD, H. HOWARD; MAXINE C. WHITFIELD	TAYLOR	FL	8/27/09	642	694	11-04S-07E;	THE NE 1/4 OF THE NE 1/4 OF SEC, COM AT THE NW COR OF THE NE 1/4 OF THE NE 1/4 OF SEC THEN M & B:

TR	WHITFIELD, RAY HOWARD; RUTH A. WHITFIELD	TAYLOR	FL	8/27/09	642	690	11-04S-07E;	THE NE 1/4 OF SEC, COM AT THE NE COR OF THE NW 1/4 OF THE NE 1/4 OF SEC THEN M & B;

TR	AVATAR PROPERTIES, INC.	OSCEOLA	FL	8/28/09	3882	1941	25-26S-28E;	COM AT THE SE COR OF THE NW 1/4 OF SEC THEN M & B;

TR	LIGGINS, ANNIE L.; JEFFREY D. LIGGINS	POLK	FL	8/28/09	7961	1945	06-26S-12E; 12-26S-27E;	PART OF LOTS 2, 3 AND 4, BLK C, AND A PORTION OF VACATED BAY ST ABUTTING THEREON OF ROY A. MILLER’S SUBD AT LOUGHMAN, FL., PLAT 32/50, COM A TTHE NW OCR OF SEC 7

D	LEWIS, IRIS J. A/K/A IRIS JACQUELINE LEWIS; TRUSTEE OF THE IRIS JACQUELINE LEWIS REVOCABLE TRUST	ORANGE	FL	9/4/2009	9929	5288	19-22S-32E	A portion of Lot 14, Block A, Seaward Plantation Estates, according to map or plat thereof as recorded in Plat Book T, Page 109, of the Public Records of Orange County, Florida. (BITHLO SUBSTATION EXPANSION)

D	LOYAL ORDER OF MOOSE COUNTY LINE LODGE 2427	ORANGE	FL	9/4/2009	9929	5229	19-22S-32E	A portion of Lots 12 & 13, Block A, Seaward Plantation Estates, according to map or plat thereof as recorded in Plat Book T, Page 109, of the Public Records of Orange County, Florida. (BITHLO SUBSTATION EXPANSION)

D	GCB ASSOCIATES 2009, LLC.	ORANGE	FL	9/15/09	9934	2789	33-24S-28E; 34-24S-28E;	PART OF PARCEL 1, WORLD GATEWAY PHASE 4B, PLAT 71/98 AND PART OF TRACTS D AND E, WORLD GATEWAY PHASE 4A, PLAT 57/86. BEG AT THE SE COR OF PARCEL 1 THEN M & B; (WORLD GATEWAY SUBSTATION)

TR	HARRIS, CHARLES T.	FRANKLIN	FL	9/21/09	997	326	01-09S-08W;	GREATER APALACHICOLA, LOTS 1 THRU 15, BLK 241

TR	LAKRAJ, AMARNAUTH; MOHIMI LAKRAJ	ORANGE	FL	9/21/09	9936	9078	22-22S-31E;	BEG 30’ S AND 30’ E OF THE NW COR OF THE SW 1/4 OF THE NW 1/4 OF SEC

TR	SEIBELS ENTERPRISES, INC.	POLK	FL	9/21/09	7977	51	36-28S-27E;	SW 1/4 OF THE NW 1/4 OF SEC

TR	SHRI SHIV DHAM HINDU TEMPLE; SHRI SHIV DHAM HINDU TEMPLE AND YOGA ASHRAM, INC.	ORANGE	FL	9/21/09	9936	9085	27-22S-31E	THE W 50’ OF THE S 1/2 OF THE NW 1/4 OF THE SW 1/4 OF THE NW 1/4 OF SEC

TR	SMITH, TAMARA KAY; WILLIAM R. PENFIELD;	POLK	FL	9/21/09	7977	43	12-27S-27E;	E 1/2 OF SE 1/4 OF NE 1/4 OF SE1/4 OF SEC

TR	SOTOLONGO, JIMMY; RAMARA GARRETT	ORANGE	FL	9/21/09	9936	9082	24-22S-31E	E 1/2 OF THE W 1/2 OF THE SW 1/4 OF THE NW 1/4 OF SEC

Doc				Record
Type	Grantor	County	State	Date	Deed Book	Deed Page	Section Township Range	Notes
TR	FARRELL, DEBORAH; JOHN PIERPONT	PINELLAS	FL	10/6/09	16717	2470	26-30S-16E;	LOTS 13, 14, 15, 20 & 21, BLK C; LOTS 14 — 20, BLK D, LEE BAYNARD JR., UNIT 4, PB 28/81

D	HYTOVICK. ANTHONY J.; TERESA L. HYTOVICK	CITRUS	FL	10/9/09	2316	115	02-17S-18E;	THE E 90’ OF THE W 115’ OF THE N 20’ OF THE SW 1/4 OF THE NE 1/4 AND THE E 90’ OF THE W 115’ OF THE S 125’ OF THE N 145’ OF THE SW 1/4 OF THE NE 1/4 AND THE W 25’ OF THE N 125’ OF THAT PORTION OF THE SW 1/4 OF NE 1/4 OF SEC AND AN EASEMENT FOR INGRESS/ EGRESS, OR 962/147 (HOLDER-DUNNELLON 69KV LINE)

TR	AVATAR PROPERTIES	POLK	FL	10/12/09	7992	180	07-26S-28E;	IRREGULAR PARCEL IN SW 1/4 OF SEC

TR	BYRD GROVES, INC.	POLK	FL	10/12/09	7992	200	13-28S-27E;	E 1/2 OF SW 1/4 OF SE 1/4 OF SEC

TR	MORRIS, SHIRLEY ROSITA	POLK	FL	10/12/09	7992	208	13-28S-27E;	S 1/2 OF N 1/2 OF NE 1/4 OF SE 1/4 OF SEC

TR	WINTER HAVEN CORPORATION, (THE)	POLK	FL	10/12/09	7992	188	17-29S-27E; 20-29S-27E; 30-29S-27E;	N 1/2 OF SE 1/4 OF SEC 30; E 1/2 AND N 1/2 OF NW 1/4 OF SEC 20; ALL OF SEC 17

TR	UNITED STATES OF AMERICA; DEPT OF THE US FISH AND WILDLIFE SERVICE	POLK	FL	10/13/09	7993	711	18-27S-28E	S 1/2 OF S 1/2 LYING W OF CYPRESS PKWY

TR	YONGE, HOWARD M.; JOHN EAYRES DAVIS YONGE;	TAYLOR	FL	10/14/09	644	355	02-04S-07E; 11-04S-07E;	SW 1/4 OF THE SW 1/4 OF SEC THEN M & B;

TR	PINELLAS COUNTY	PINELLAS	FL	10/16/09	16727	1894	08-27S-16E;	100’ STRIP OF LAND LYING N OF E AND W 1/2 OF SECTION LINE OF SEC 8

TR	PETTITT, RAYMOND PAUL; BONNIE RUTH PETTITT	TAYLOR	FL	10/20/09	644	632	11-04S-07E;	COM NE COR OF SE 1/4 OF SEC

TR	AIGGRE ORANGE COUNTY HOLDINGS, LLC.	ORANGE	FL	10/28/09	9954	5222	29-23S-27E;	50’ WIDE STRIP OF LAND ADJ TO THE E ROW LINE OF AVALOND RD AND THE SE ROW OF SR 429, BEING A PORTION OF THE SW 1/4 OF THE NW 1/4 OF SEC

TR	POLYAK DEVELOPMENT, INC.	POLK	FL	10/29/09	8004	1654	07-26S-28E;	COM AT THE SE COR OF THE SW 1/4 OF SEC THEN M & B;

TR	SOUTHWEST FLORIDA WATER MANAGEMENT DISTRICT	POLK	FL	10/29/09	8004	1661	24-27S-27E;12-27S-27E;	S1/2 OF NE 1/4 OF NE 1/4 & SE 1/4 OF NE 1/4 AND N 1/2 OF NE 1/4 OF NE 1/4 & NW 1/4 OF NE 1/4 & E 1/2 OF NE 1/4 OF MW 1/4 AND FLA DEVELOPMENT CO SUBD PLAT 3/60, TRACTS 1-16 & 19-30 & 30’ ABANDONED R/W LYING BETWEEN LOTS 9-14 & LOTS 19-24

TR	ELLIOTT, JAMES L.; DEBRA G. ELLIOTT;	FRANKLIN	FL	10/30/09	999	699	01-09S-08W;	GREATER APALACHICOLA, LOTS 25 THRU 30, BLK 254

D	JOHNSON, MAUD	SUWANNEE	FL	11/1/2009	1562	171	25-01S-11E	The East Half of the Northwest Quarter of the Southwest Quarter of Section 25, Township 1 South, Range 11 East, said land lying and being in Suwannee County, Florida. (SUWANNEE PLANT)

D	NORRIS, ROBERT MICHAEL	SUWANNEE	FL	11/1/2009	1562	170	25-01S-11E	The East Half of the Southwest Quarter of the Northwest Quarter of Section 25, Township 1 South, Range 11 East, said land lying and being in Suwannee County, Florida. (SUWANNEE PLANT)

TR	BUTTREY DEVELOPMENT LLC	ORANGE	FL	11/4/09	9957	2889	34-21S-28E;	SE 1/4 OF SEC

TR	KENNEDY, ERMA DEE	TAYLOR	FL	11/4/09	645	401	11-04S-07E	THE NE 1/4 OF SEC, COM AT THE NE COR OF THE NW 1/4 OF THE NE 1/4 OF SEC THEN M & B;

TR	HUSTED, JOHN C.; RICHARD D. ORROCK;	POLK	FL	11/5/09	8010	629	11-29S-27E;	THE N 15’ OF THE E 1/2 OF THE NW 1/4 OF THE NE 1/4 OF SEC

Doc				Record
Type	Grantor	County	State	Date	Deed Book	Deed Page	Section Township Range	Notes
TR	ST. TIMOTHY EVANGELICAL LUTHERAN CHURCH OF TARPON SPRINGS, FLORIDA	PINELLAS	FL	11/5/09	16744	1689	18-27S-16E;	OFFICAL MAP OF THE TOWN OF TARPON SPRINGS, LOT 2, BLK 46, W 100’ OF LEMON ST LYING N OF AND ADJ TO LOT 2, BLK 46 OF PB 4/79

TR	FERRER, JORGE D.; DIANA G. FERRER;	ORANGE	FL	11/12/09	9962	2612	27-22S-31E	N 1/2 OF THE NW 1/4 OF THE SW 1/4 OF THE NW 1/4 OF SEC

TR	FERRER, JOSE A.	ORANGE	FL	11/12/09	9962	2609	27-22S-31E	N 1/2 OF THE NW 1/4 OF THE SW 1/4 OF THE NW 1/4 OF SEC

TR	TEDDER, NORMAN L.; MARY LOUISE TEDDER;	TAYLOR	FL	11/12/09	645	578	11-04S-07E	40 ACRES N 1/2 OF SW 1/4 OF SW 1/4 AND ALL 1/4 OF SW 1/4 OF RR OR 92/418 SUBJ TO ESMT IN OR 332-862

TR	VIEJO, MARGARITA	ORANGE	FL	11/12/09	9962	2615	27-22S-31E	N 1/2 OF THE NW 1/4 OF THE SW 1/4 OF THE NW 1/4 OF SEC

D	CARROLL, GARY J.; JAYNE A. CARROLL	VOLUSIA	FL	12/2/09	6244	4487	16-18S-30E	THE E 1/2 OF THE NE 1/4 OF THE NE 1/4 OF THE NW 1/4 OF SEC, AKA PARCEL B, CARROLL GABLE UNREC SUBD

TR	HOWARD, MAXINE	ORANGE	FL	12/2/09	9969	7887	22-22S-31E;	HOOVER RD SUBD, TRACT 2, W 1/2 OF THE SW 1/4 OF THE SW 1/4 OF SEC

TR	PEREZ, SHIRLEY L.	TAYLOR	FL	12/3/09	646	317	11-04S-07E;	NE 1/4 OF THE S E1/4 OF SEC, OR 622/257, COM AT THE SE COR OF THE SE 1/4 OF SEC THEN M & B;

TR	NEW PEDIATRIC DENTAL CARE OF GREATER ORLANDO, INC. (THE)	ORANGE	FL	12/9/09	9973	6982	28-22S-31E;	HIGHPOINT COMMERCE CENTER, LOT 7, COM AT THE W 1/4 COR OF SEC THEN M & B;

TR	POPPELL, REBECCA R.	TAYLOR	FL	12/13/09	646	313	11-04S-07E;	SE 1/4 OF SEC, COM AT THE SE COR OF THE SE 1/4 OF SEC THEN M & B;

TR	LAKE COUNTY ACREAGE, LLC.	LAKE	FL	12/28/09	3856	469	19-19S-28E;	IN THE SE 1/4 OF THE SW 1/4; WOLFBRANCH MEADOWS, PLAT 62/40, PORTIONS OF TRACTS G & H;

TR	COLSTON, TINESE CARLENA	POLK	FL	1/7/10	8050	906	06-26S-28E;	BEG 171.2’E OF SW COR OF SE1/4 OF SW1/4 RUN N 256.5’W 153.2’TO E LINE OF HY 17 SWLY TO W LINE OF SE1/4 OF SW1/4 S 225’TO BEG & LESS E 65’OF W 135’OF S 130’

TR	SCOTT, ARTHUR JAMES; SINITA S. SCOTT	POLK	FL	1/7/10	8050	912	06-26S-28E;	BEG 171.2’E OF SW COR OF SE1/4 OF SW1/4 RUN N 256.5’W 153.2’TO E LINE OF HY 17 SWLY TO W LINE OF SE1/4 OF SW1/4 S 225’TO BEG & LESS E 65’OF W 135’OF S 130’

TR	BENT TREE HOLDINGS, LLC.	ORANGE	FL	1/8/10	9985	896	29-22S-31E	SW 1/4 OF SE 1/4

TR	BOWYER-SINGLETON & ASSOCIATES, INC. (LIENHILDER); WSG CORAL SPRINGS LP. (OWNER)	ORANGE	FL	1/8/10	9985	887	22-22S-31E;	E 1/2 OF THE W 1/2 OF THE SW 1/4 OF THE SW 1/4 OF THE NW 1/4 OF THE SW 1/4 OF SEC

TR	LEGACY PLACE PARTNERS, LLC.	ORANGE	FL	1/8/10	9985	900	28-22S-31E;	Legacy Place PB 45/46 part of Lot 2

TR	PCS PHOSPHATE — WHITE SPRINGS; WHITE SPRINGS AGRICULTURAL CHEMICALS, INC	HAMILTON	FL	1/14/10	689	375	17-01S-15E;	SEC 17

TR	PCS PHOSPHATE — WHITE SPRINGS; WHITE SPRINGS AGRICULTURAL CHEMICALS, INC.	HAMILTON	FL	1/14/10	689	369	17-01S-15E; 20-01S-15E; 21-01S-15E;	SEC 17, 20, 21, T01S, R15E

TR	BENT TREE HOLDINGS, LLC.	ORANGE	FL	1/21/10	9990	8988	29-22S-31E	SW 1/4 OF SW 1/4 OF SEC

TR	BENDERSON PROPERTIES, INC.; WR-I ASSOCIATES, LTD.RONALD BENDERSON 1995 TRUST	ORANGE	FL	1/29/10	9994	6443	04-22S-31E;	E 1/4 OF SE 1/4 OF SW 1/4 OF SEC, BEG AT THE SE COR OF TRACT 10, THE QUADRANGLE, PHASE IIB, PLAT 18/10, THEN M & B;

Doc				Record
Type	Grantor	County	State	Date	Deed Book	Deed Page	Section Township Range	Notes
TR	WISE OLD OWL, LLC.	ORANGE	FL	2/9/10	9999	5247	28-22S-31E;	HIGHPOINT COMMERCE CENTER, PLAT 48/80, BEG NE COR LOT 1 THEN M & B

TR	MARTIN FEDERAL CREDIT UNION	Orange	FL	2/26/10	10007	296	28-22S-31E	highpoint commerce center 48/80 that portion of lot 1 desc as comm ne cor of lot 1 run s 236.60’ s 76 deg w 127.34’ s 71 deg w 58.13’ to pob cont s 71 deg w 153.04’ swly 36.96’ n 21 deg w 275.06’ n 76 deg e 194.46’ s 20 deg e 251.83’ to pob

TR	LEGACY PLACE OWNERS ASSOCIATION, INC.	Orange	FL	2/23/10	10004	8034	28-22S-31E	Legacy Place PB 45/46 Tract A, B, D, E

TR	TITAN-LIBERTY LAKE UNDERHILL JOINT VENTURE	Orange	FL	2/23/10	10004	7759	29-22S-31E	comm sw cor of sw1/4 of sec th run e 277.13’ th n 74.99’ to point on nly r/w of lake underhill rd for pob th run n 263.59’ e 151.65’ n 169.28’ th e 879.09’ to point on e line of sw1/4 of sw1/4 th s 447.55’ to nly r/w line of lake underhill rd th w 486.95’ n87w 350.32’ w 192.88’ to pob
								OR 4980/2948 & 5214/2462

TR	CLEAR SPRINGS LAND COMPANY, LLC	POLK	FL	2/4/10	8069	417	36-29s-25e	Partial Release of Easements & Amendment & Restatement of Easements for DB 992 pgs 499, 507 & 513

D	ROSS, HAROLD	LEVY	FL	3/2/10	1191	779	24-16S-16E	E 1/2 of the E1/2; that portion of th SW 1/4 of the SE 1/4 and the SE 1/4 of the SW 1/4 lying E of the W right-of-way line of the Florida Power Corp. power line in Section 24, Township 16 S, Range 16 E

D	KOZEVSKI, JOSIF	LEVY	FL	3/2/10	1191	776	24-16S-16E	Three Parcels of Land: Lots 6, 7 and 8 of the Ruby Subdivision. Parcel ID # 19242-000-00, 19243-000-00, 19244-000-00.